     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 1999

                                                              FILE NO. 333-01741
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 8 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
                                   ACCOUNT 02

                           (EXACT NAME OF REGISTRANT)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code


                                 (860) 534-4100


     Mark A. Parsons, Esquire                COPY TO:
Connecticut General Life Insurance      George N. Gingold,
              Company                         Esquire
      900 Cottage Grove Road           197 King Philip Drive
    Hartford, Connecticut 06152          West Hartford, CT
  (NAME AND ADDRESS OF AGENT FOR            06117-1409
             SERVICE)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
               (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)

    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 was paid with the declaration.


    Form 24F-2 was filed on March 19, 1999 for Registrant's fiscal year ended December 31, 1998.


    It is proposed that this filing will become effective:
_________ immediately upon filing pursuant to paragraph (b) of Rule 485

_________ on _______, pursuant to paragraph (b) of Rule 485


____X____ 60 days after filing pursuant to paragraph (a) of Rule 485

_________ on _______, pursuant to paragraph (a) of Rule 485

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

ITEM OF FORM N-8B-2 LOCATION IN PROSPECTUS
------------------- -------------------------------------------------------
  1                 Cover Page Highlights

  2                 Cover Page

  3                 *

  4                 Distribution of Policies

  5                 The Company

  6(a)              The Variable Account

  6(b)              *

  9                 Legal Proceedings

  10(a)-(c)         Short-Term Right to Cancel the Policy; Surrenders;
                    Accumulation Value; Reports to Policy Owners

  10(d)             Right to Exchange for a Fixed Benefit Policy; Policy
                    Loans; Surrenders; Allocation of Net Premium Payments

  10(e)             Lapse and Reinstatement

  10(f)             Voting Rights

  10(g)-(h)         Substitution of Securities

  10(i)             Premium Payments; Transfers; Death Benefit; Policy
                    Values; Settlement Options

  11                The Funds

  12                The Funds

  13                Charges; Fees

  14                Issuance

  15                Premium Payments; Transfers

  16                The Variable Account

  17                Surrenders

  18                The Variable Account

  19                Reports to Policy Owners

  20                *

  21                Policy Loans

  22                *

  23                The Company

  24                Incontestability; Suicide; Misstatement of Age

  25                The Company

  26                Fund Participation Agreements

  27                The Variable Account

ITEM OF FORM N-8B-2 LOCATION IN PROSPECTUS
------------------- -------------------------------------------------------
  28                Directors and Officers of the Company

  29                The Company

  30                *

  31                *

  32                *

  33                *

  34                *

  35                *

  37                *

  38                Distribution of Policies

  39                Distribution of Policies

  40                *

  41(a)             Distribution of Policies

  42                *

  43                *

  44                The Funds; Premium Payments

  45                *

  46                Surrenders

  47                The Variable Account; Surrenders, Transfers

  48                *

  49                *

  50                The Variable Account

  51                Cover Page; Highlights; Premium Payments; Right to
                    Exchange for a Fixed Benefit Policy

  52                Substitution of Securities

  53                Tax Matters

  54                *

  55                *

* Not Applicable

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                  Preliminary Prospectus Dated April 21, 1999

CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                                                          [LOGO]

HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA
BLOOMFIELD, CONNECTICUT           CORPORATE VARIABLE PRODUCTS SERVICE CENTER
                                  P.O. BOX 2975
                                  ROUTING H14A
                                  HARTFORD, CT 06104
                                  (860) 534-4100


--------------------------------------------------------------------------------

         THE CORPORATE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by Connecticut General Life Insurance Company (the "Company", "we, us, our/ours").

    Policy features:


       - life insurance benefits on an individual (or joint and survivor see page 23) basis;



       -   flexible premium payments (see page 15);


       -   a choice of underlying funding options (see page 8); and


       -   a choice of three death benefit options (see page 13).



    The Policy values vary with the investment performance of the underlying fund options you select. The amount of money paid by us upon the death of the Insured (the "death benefit") may also vary during the life of the Policy. When you notify us of the Insured's death, we will pay the beneficiary(ies) the Policy's death benefit in a lump sum or through an equivalent annuity option.



    We offer seventeen funds in this Policy through a separate account. Each fund (commonly called a mutual fund) diversifies its investments and offers unlimited shares for sale. Each fund has a different investment objective. The funds are as follows:



THE ALGER AMERICAN FUND                          JANUS ASPEN SERIES
Alger American Small Capitalization Portfolio    Worldwide Growth Portfolio
Alger American MidCap Growth Portfolio
                                                 MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
Alger American Growth Portfolio                  TRUST-SM-
                                                 MFS Emerging Growth Series
BT INSURANCE FUNDS TRUST                         MFS Total Return Series
EAFE-Registered Trademark- Equity Index Fund
Small Cap Index Fund                             OCC ACCUMULATION TRUST
                                                 OCC Equity Portfolio
CIGNA VARIABLE PRODUCTS GROUP                    OCC Managed Portfolio
CIGNA VP Money Market Fund                       OCC Small Cap Portfolio
CIGNA VP S&P 500 Index Fund
CIGNA VP Investment Grade Bond Fund              TEMPLETON VARIABLE PRODUCTS SERIES FUND
                                                 Templeton International Fund Class 1
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio
VIP High Income Portfolio


    The Policy also offers a Fixed Account, which credits a fixed amount of interest to policy values in that account. We guarantee the amounts held in the Fixed Account. We also guarantee that the funds will earn interest at a rate at least equal to the lesser of (a) 4% per year, or (b) the prevailing 30-day Treasury Bill Rate as of the last day of the previous calendar month. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be in your best interest to replace existing insurance with this Policy. It also may not be in your best interest to supplement existing flexible premium variable life insurance with this Policy. You should read this entire prospectus, and those of the funds, to understand the Policy.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP THEM ALL FOR FUTURE REFERENCE.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                         PROSPECTUS DATED: MAY   , 1999

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Technical Terms.................................           3
Highlights......................................           4
  Initial Choices...............................           4
  Charges and Fees..............................           4
  Expense Data..................................           6
The Company.....................................           8
The Variable Account............................           8
The Funds.......................................           8
  General.......................................          11
  Substitution of Securities....................          11
  Voting Rights.................................          12
  Fund Participation Agreements.................          12
Death Benefit...................................          12
    Death Benefit Options.......................          12
    Changes in Death Benefit Option.............          13
    Payment of Death Benefit....................          13
    Changes in Specified Amount.................          14
Premium Payments; Transfers.....................          14
    Premium Payments............................          14
    Allocation of Net Premium Payments..........          15
    Transfers...................................          16
Charges; Fees...................................          16
    Premium Charges.............................          16
    Policy Issue Fee............................          17
    Monthly Deductions..........................          17
    Daily Deductions............................          17
    Administrative Fee..........................          17
    Mortality and Expense Risk Charge...........          17
    Transaction Fee for Excess Transfers........          17
    Surrenders During First Two Policy Years --
     Refund of Portion of Premium Charge........          18
The Fixed Account...............................          18
Policy Values...................................          19
    Accumulation Value..........................          19
    Variable Accumulation Unit Value............          19
    Surrender Value.............................          20
Surrenders......................................          20
    Partial Surrenders..........................          20
    Full Surrenders.............................          20

                                                     PAGE
                                                  -----------
    Deferral of Payment and Transfers...........          20
Lapse and Reinstatement.........................          21
    Lapse of a Policy...........................          21
    Reinstatement of a Lapsed Policy............          21
Policy Loans....................................          21
Settlement Options..............................          22
Additional Insurance Benefit....................          22
Joint and Survivorship Benefit..................          23
Other Policy Provisions.........................          23
    Issuance....................................          23
    Short-Term Right to Cancel the Policy.......          23
    Policy Owner................................          24
    Beneficiary.................................          24
    Right to Exchange for a Fixed Benefit
     Policy.....................................          24
    Incontestability............................          24
    Misstatement of Age.........................          25
    Suicide.....................................          25
    Nonparticipating Policies...................          25
Tax Matters.....................................          25
    Policy Proceeds.............................          25
    Taxation of the Company.....................          27
Other Matters...................................          27
    Directors and Officers of the Company.......          27
    Distribution of Policies....................          28
    Changes of Investment Policy................          28
    Other Contracts Issued by the Company.......          28
    State Regulation............................          28
    Reports to Policy Owners....................          28
    Advertising.................................          29
    Legal Proceedings...........................          29
    Experts.....................................          29
    Registration Statement......................          29
    Year 2000...................................          30
    Financial Statements........................          31
Appendix 1......................................          74
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          76

TECHNICAL TERMS

ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account sub-account.


ACCUMULATION VALUE: The sum of your interest in the Fixed Account value (see page 18), your interest in the Variable Account value (see page 8) and the loan account value.


CASE: A group of policies covering individuals with common employment or other relationship, independent of the policies.

CORRIDOR DEATH BENEFIT: The death benefit calculated as a percentage of the accumulation value, rather than by reference to the specified amount, to satisfy the Internal Revenue Service definition of "life insurance".

COST OF INSURANCE: The portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the accumulation value, not including riders, supplemental benefits or monthly expense charges.

GRACE PERIOD: The 61-day period following a monthly anniversary day on which a Policy's net accumulation value is insufficient to cover the current monthly deduction. We will send a notice at least 31 days before the end of the grace period that the Policy will lapse without value unless we receive a sufficient payment (described in the notification letter).

GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

MONTHLY ANNIVERSARY DAY: The day of the month, as shown in the Policy Specifications, when we make the monthly deduction; or, if that day is not a valuation day or is nonexistent for that month, the next valuation day.

NET ACCUMULATION VALUE: The accumulation value less the loan account value.

POLICY YEAR: Each twelve-month period, beginning on the issue date, during which the Policy is in effect.


RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which you may return the Policy and receive a refund of premiums paid. This period is the latest of (a) ten days after the Policy is received, unless stipulated otherwise by state law requirements, (b) ten days after we mail or personally deliver to you a notice of withdrawal right, or (c) 45 days after you sign the application for the Policy.


SPECIFIED AMOUNT: The amount you choose which is used in determination of the death benefit and which you may increase or decrease as described in this prospectus. We exclude the additional insurance benefit from the specified amount when calculating charges and fees for the Policy and when calculating the guideline annual premium and the target premium.


SUB-ACCOUNT: That portion of the Variable Account (see page 8) which is invested in shares of a specific fund.



SURRENDER VALUE: The amount you can receive in cash by surrendering the Policy. This equals the net accumulation value plus any premium charge credits if the surrender occurs within 24 months of issue.


VALUATION DAY: Every day on which accumulation units are valued. This will include any day on which the New York Stock Exchange is open, but not any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period of time beginning on the day following a valuation day and ending on the next valuation day. A valuation period may be more than one day in length.

HIGHLIGHTS

                    This section is an overview of key Policy features. Regulations in your state may vary the provisions of your own Policy. The Policy is a flexible premium variable life insurance policy. Its value may change on a:

                    a) fixed basis;
                    b) variable basis; or
                    c) combination of both fixed and variable bases.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, you have three important choices to make:

                    1) Selecting one of the three death benefit options;
                    2) Selecting the amount of premium payments to make; and
                    3) Selecting how net premium payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT
                    The death benefit is the amount we pay to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies) any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of three death benefit options:

                    1) Option A -- a varying death benefit equal to the greater of:
                        a) the specified amount plus the accumulation value; or
                        b) the corridor death benefit.

                    2) Option B -- a level death benefit equal to the greater
                       of:
                        a) the specified amount, or
                        b) the corridor death benefit.

                    3) Option C -- a "return of premium" death benefit equal to the greater of:
                        a) the specified amount plus the sum of the premiums
                           paid; or
                        b) the corridor death benefit.
AMOUNT OF
PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 15. If you change your premium payments, however, your Policy may continue in force but it might also lapse if you don't pay enough premium to maintain a positive net accumulation value. If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. See page 21.

SELECTION OF
FUNDING
VEHICLE(S)

                    You must choose the fund(s) in which you want to place your net premium payment(s). For each fund, we maintain a separate sub-account which invests in shares of that fund. These fund sub-accounts make up the Variable Account (see page 8). A variable sub-account is not guaranteed and will increase or decrease in value according to the particular fund's investment performance. (See page 19.) You may also choose to place part or all of your net premium payment(s) into the Fixed Account.



                    Your initial premium payment will be deposited in the CIGNA Variable Products Group's Money Market Fund during the Right-to-Examine Period as described in "Short-Term Right to Cancel the Policy". (See page 23.)

CHARGES
AND FEES
                    We will deduct a premium charge of 6.5% from each premium payment for sales expenses, premium taxes and other tax liabilities.

                    We also deduct the following:


                        - a 40% premium charge on premium payments up to one
                          guideline annual premium in the first policy year.

                    If your specified amount is increased, other than through a change in a death benefit option, we will deduct an additional premium charge of 25% of the premium payment(s) up to the increase in the one guideline annual premium during the first 12 months of the increase. This charge will be applied to the extent that the premium payment(s) are attributable to the increase in the specified amount rather than to the previously existing specified amount.


                    We deduct monthly charges for:

                    1) Cost of Insurance, and
                    2) any additional insurance benefit.

                    We also deduct the following administrative expenses:


                    1) a one-time charge of $250 at issue,

                    2) monthly deductions of $8 per month,

                    3) daily charges from the policy values for the first ten
                       policy years (currently at an annual rate of .10% of the value of the assets in the accounts).


                    Daily charges for the mortality and expense risk are deducted from the Variable Account value and the Fixed Account value. Currently these charges are at an annual rate of:


                    1) .85% of the value of the assets during the first ten
                       policy years, and


                    2) .45% of the value of the assets in the accounts during
                       policy years eleven through fifteen, and


                    3) .15% of the Policy value thereafter.



                    Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The table on pages 6-7 shows current expense levels for each fund as of December 31, 1998.


                    We charge a transaction fee of $25 for each partial surrender and for certain transfers in excess of four per policy year.

                    We will charge interest on policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently:


                    - .95% per year in the first ten policy years,



                    - .45% per year in policy years 11-15, and


                    - .15% per year thereafter.


                    For additional information, see "Charges; Fees" beginning on page 16 and Expense Data on pages 6 and 7.

REDUCTION OF
CHARGES
                    This Policy is available for purchase by corporations or other groups or sponsoring organizations on a case basis. We may reduce premium charges or any other charges on cases where we expect that the amount or nature of the case will result in savings of sales, underwriting, administrative or other costs. Eligibility for and the amount of reduction will be determined by a number of factors, including:

                    - number of lives to be insured;

                    - total premium(s) expected to be paid;

                    - total assets you have under our management;

                    - the nature of the relationship among the insured
                      individuals;

                    - the purpose for which the Policies are being purchased;

                    - expected persistency of the Policies as a whole, and

                    - any other circumstances which we believe to be relevant to the expected reduction of our expenses.

                    Some reductions may be guaranteed. Other reductions may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

EXPENSE DATA


The purpose of the following table is to help purchasers and prospective purchasers understand the costs and expenses that they will bear, directly and indirectly, assuming that all net premium payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual funds underlying the variable sub-accounts. The Mortality and Expense Risk charge shown is the currently charged rate during the first ten policy years. It currently declines to .45% per year in the eleventh policy year, and to .15% in the sixteenth policy year. The Mortality and Expense Risk charge is guaranteed not to exceed .90% per year. The Administrative Expense charge shown is the currently charged rate during the first ten policy years. It is guaranteed not to exceed .30% per year. (Continued on Page 7.)


                                   FEE TABLE


                                 ALGER AMERICAN FUNDS          BT INSURANCE FUNDS TRUST       CIGNA VARIABLE PRODUCTS
                           ---------------------------------   -------------------------   ------------------------------
                                        MIDCAP                 EAFE-REGISTERED TRADEMARK-   MONEY     S&P 500  INVESTMENT
                           SMALL CAP    GROWTH      GROWTH     EQUITY INDEX   SMALL CAP     MARKET     INDEX   GRADE BOND
                           PORTFOLIO   PORTFOLIO   PORTFOLIO       FUND       INDEX FUND     FUND      FUND       FUND
                           ---------   ---------   ---------   ------------   ----------   --------   -------  ----------
SEPARATE ACCOUNT ANNUAL
 EXPENSES
Mortality and Expense
 Risk
 Charge..................    0.85%       0.85%       0.85%          0.85%         0.85%       0.85%      0.85%     0.85%
Administrative Expense
 Charge..................    0.10%       0.10%       0.10%          0.10%         0.10%       0.10%      0.10%     0.10%
                              ---         ---         ---         ------      ----------   --------   -------  ----------
TOTAL SEPARATE ACCOUNT
 ANNUAL EXPENSES.........    0.95%       0.95%       0.95%          0.95%         0.95%       0.95%      0.95%     0.95%
                              ---         ---         ---         ------      ----------   --------   -------  ----------
                              ---         ---         ---         ------      ----------   --------   -------  ----------

FUND PORTFOLIO ANNUAL
 OPERATING EXPENSES
Management Fees..........    0.85        0.80        0.75           0.45          0.35        0.35       0.25      0.50
Other Expenses...........    0.04        0.04        0.04           1.21          1.23        0.38       0.22      0.15
                              ---         ---         ---         ------      ----------   --------   -------  ----------
Total Gross Expenses.....    0.89        0.84        0.79           1.66          1.58        0.73       0.47      0.65
Waivers and
 Reimbursements..........    0.00        0.00        0.00          (1.01)        (1.13)      (0.23)     (0.22)    (0.15)
                              ---         ---         ---         ------      ----------   --------   -------  ----------
TOTAL NET FUND PORTFOLIO
 ANNUAL OPERATING
 EXPENSES................    0.89        0.84        0.79         0.65(1)       0.45(1)     0.50(2)    0.25(2)   0.50(2)
                              ---         ---         ---         ------      ----------   --------   -------  ----------
                              ---         ---         ---         ------      ----------   --------   -------  ----------


------------------------------
 (1) The Expense Ratio for the BT Trust EAFE-Registered Trademark- Equity Index Fund and BT Trust Small Cap Index Fund without waiver/reimbursement would be 1.08% and .95%, respectively.


 (2) Through May 1, 2000, the Funds' adviser has agreed to bear expenses of the Funds so that Total Fund Portfolio Annual Operating Expenses do not exceed 0.50% of average daily net asset value for the VP Money Market and the Investment Grade Bond Funds and 0.25% for the VP S&P 500 Index Fund, respectively. Otherwise, Total Fund Portfolio Annual Operating Expenses would have been 0.73% and 0.44% of average daily net asset value for 1998 for the VP Money Market and the VP S&P 500 Index Funds, respectively.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the administrative expense monthly deduction of $8 or the $250 policy issue charge. It also does not reflect premium charges, administrative charges for transfers and partial surrenders, and any policy loan interest. The information set forth should be considered together with the information provided in the prospectus under the heading "Charges and Fees", and in each fund's prospectus. All expenses are expressed as a percentage of average account value.


                             FEE TABLE (CONTINUED)

                                                 JANUS       MFS-REGISTERED TRADEMARK-
       FIDELITY VARIABLE INSURANCE               ASPEN        VARIABLE INSURANCE
              PRODUCTS FUNDS                    SERIES       TRUST-REGISTERED TRADEMARK-
------------------------------------------     ---------     --------------------
                   EQUITY-      INVESTMENT     WORLDWIDE     EMERGING      TOTAL
 HIGH INCOME       INCOME       GRADE BOND      GROWTH        GROWTH      RETURN
  PORTFOLIO       PORTFOLIO     PORTFOLIO(3)   PORTFOLIO      SERIES      SERIES
-------------     ---------     ----------     ---------     --------     -------
 0.85    %            0.85%        0.85%           0.85%        0.85%        0.85%
 0.10    %            0.10%        0.10%           0.10%        0.10%        0.10%
---               ---------       -----        ---------     --------     -------
 0.95    %            0.95%        0.95%           0.95%        0.95%        0.95%
---               ---------       -----        ---------     --------     -------
---               ---------       -----        ---------     --------     -------
 0.58    %            0.49%        0.43%           0.67%        0.75%        0.75%
 0.12    %            0.09%        0.14%           0.07%        0.10%(5)     0.16%(6)
---               ---------       -----        ---------     --------     -------
 0.70    %            0.58%        0.57%           0.74%        0.85%        0.91%
 0.00    %           (0.01)%       0.00%          (0.02)%       0.00%        0.00%
---               ---------       -----        ---------     --------     -------
 0.70    %(4)         0.57%(4)     0.57%(4)        0.72%(5)     0.85%        0.91%
---               ---------       -----        ---------     --------     -------
---               ---------       -----        ---------     --------     -------


                                                                  TEMPLETON
                                                                  VARIABLE
       FIDELI                                                     PRODUCTS
                                                                -------------
-------------                    OCC TRUST                        TEMPLETON
                  ----------------------------------------      INTERNATIONAL
 HIGH INCOME         EQUITY          MANAGED     SMALL CAP          FUND
  PORTFOLIO         PORTFOLIO        PORTFOLIO   PORTFOLIO         CLASS 1
-------------     -------------      -------     ---------      -------------
 0.85    %             0.85%           0.85%         0.85%           0.85%
 0.10    %             0.10%           0.10%         0.10%           0.10%
---                  ------          -------     ---------          -----
 0.95    %             0.95%           0.95%         0.95%           0.95%
---                  ------          -------     ---------          -----
---                  ------          -------     ---------          -----
 0.58    %             0.80%           0.78%         0.80%           0.69%
 0.12    %             0.14%(7)        0.04%(7)      0.08%(7)        0.17%
---                  ------          -------     ---------          -----
 0.70    %             0.94%(8)        0.82%(8)      0.88%(8)        0.86%
 0.00    %             0.00%           0.00%         0.00%           0.00%
---                  ------          -------     ---------          -----
 0.70    %(4)          0.94%           0.82%         0.88%           0.86%
---                  ------          -------     ---------          -----
---                  ------          -------     ---------          -----


------------------------------

(3) The Fidelity VIP II Investment Grade Bond Fund will no longer be available to accept new allocations of premium or receive transfers of existing funds from other sub-accounts on or after May 1, 1999.



(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. The total operating expenses, after reimbursement for High Income Portfolio and Equity-Income Portfolio, reflect these reductions in the table above.



(5) All expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1998. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.61%, 0.07% and 0.74%. Janus Capital has agreed to continue the fee reduction until at least the next annual renewal of the Advisory Agreement.



(6) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. Expenses do not take into account these expense reductions and are, therefore, higher than the actual expenses of the series.



(7) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.



(8) Total Gross Portfolio Expenses for the Equity, Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets.

THE COMPANY



                    The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, Connecticut. Wholly owned by Connecticut General Corporation and, in turn, by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.



                    The Company's Home Office mailing address is CIGNA, H14A, P.O. Box 2975, Hartford, Connecticut 06104. The telephone number is 860-534-4100.



THE VARIABLE
ACCOUNT



                    CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") is a "separate account" of the Company established pursuant to a February 23, 1996 resolution of our Board of Directors.



                    Under Connecticut law, the assets of the Variable Account attributable to the Policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. The Variable Account income, gains, and losses are credited to or charged against the Variable Account without regard to our other income, gains, or losses. We do not guarantee the Variable Account's values and investment performance. All distributions made by the funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value.



                    The Variable Account is divided into sub-accounts, each of which is invested solely in the shares of one of the funds. On each valuation day, net premium payments allocated to the Variable Account will be invested in fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from the Variable Account are raised by selling shares of the funds at net asset value.



                    We hold shares of the Variable Account through an open account system, which makes the issuance and delivery of stock certificates unnecessary.



                    The Variable Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve Commission supervision of the Variable Account's or our management, investment practices, or policies.



                    We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.



THE FUNDS



                    Each of the seventeen sub-accounts of the Variable Account is invested solely in the shares of one of the seventeen funds available as funding vehicles under the Policies. Each of the funds is a series of one of eight entities, all Massachusetts or Delaware business trusts. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to in this prospectus as the "Trusts".



                    The eight Trusts and their investment advisers and distributors are:



                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 1 World Trade Center, Suite 9333, New York, NY 10048 and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;

                        BT Insurance Funds Trust ("BT Trust"), managed by Bankers Trust Company, 130 Liberty Street, New York, NY 10006; and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581.



                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc. and distributed by CIGNA Financial Services, Inc., 280 Trumbull Street, Hartford, CT 06104.



                        Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02109.



                        Janus Aspen Series ("Janus Series"), managed by Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206-4923, and distributed by Janus Distributors, Inc.



                        MFS-Registered Trademark- Variable Insurance Trust-SM- ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.



                        Templeton Variable Products Series Fund ("Templeton Trust"), Templeton International Fund managed by Templeton Investment Counsel, Inc., 500 E. Broward Blvd., Broward Financial Center, Fort Lauderdale, FL 33394-3091; and distributed by Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030.



                    Three Funds of ALGER TRUST are available under the Policies:



                        Alger American Small Capitalization Portfolio;


                        Alger American MidCap Growth Portfolio;


                        Alger American Growth Portfolio.



                    Two Funds of BT TRUST are available under the Policies:



                        EAFE-Registered Trademark- Equity Index Fund;


                        Small Cap Index Fund.



                    Three funds of the CIGNA GROUP are available under the
                    Policies:



                        CIGNA VP Money Market Fund;


                        CIGNA VP S&P 500 Index Fund;


                        CIGNA VP Investment Grade Bond Fund.



                    Two funds of FIDELITY VARIABLE INSURANCE PRODUCTS FUND (FIDELITY VIP) are available under the Policies:



                        Fidelity VIP Equity-Income Portfolio;


                        Fidelity VIP High Income Portfolio.



                    One fund of JANUS ASPEN SERIES is available under the
                    Policies:



                        Worldwide Growth Portfolio.



                    Two funds of MFS TRUST are available under the Policies:



                        MFS Emerging Growth Series;


                        MFS Total Return Series.



                    Three funds of OCC TRUST are available under the Policies:



                        OCC Equity Portfolio;


                        OCC Managed Portfolio;


                        OCC Small Cap Portfolio;

                    One fund of the TEMPLETON TRUST is available under the
                    Policies:



                        Templeton International Fund Class 1.



                    The investment advisory fees charged the funds by their advisors are shown on pages 6 and 7 of this Prospectus.



                    A brief description of the investment objective and program of each fund follows. We can give no assurance that any of the stated investment objectives will be achieved.



                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (SMALL CAP STOCKS): Seeks long- term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (MID CAP STOCKS):
                    Seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.



                    ALGER AMERICAN GROWTH PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.



                    BT INSURANCE FUNDS TRUST EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND (INTERNATIONAL STOCKS): Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Europe, Australasia, Far East Index.



                    BT INSURANCE FUNDS TRUST SMALL CAP INDEX FUND (SMALL CAP STOCKS): Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Russell 2000 Small Stock Index.



                    CIGNA VP MONEY MARKET FUND (MONEY MARKET): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.



                    CIGNA VP S&P 500 INDEX FUND (LARGE CAP STOCKS): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.



                    CIGNA VP INVESTMENT GRADE BOND FUND (INVESTMENT GRADE BONDS): Seeks as high a level of current income as is consistent with reasonable concern for safety of principal by investing primarily in a broad range of investment grade fixed income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (LARGE CAP STOCKS):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



                    FIDELITY VIP HIGH INCOME PORTFOLIO (HIGH YIELD BONDS): Seeks high current income by investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower quality securities.

                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO (GLOBAL STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.



                    MFS EMERGING GROWTH SERIES (LARGE CAP STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.



                    MFS TOTAL RETURN SERIES (BALANCED OR TOTAL RETURN): Seeks primarily to obtain above average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    OCC EQUITY PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation through investment in a diversified portfolio of equity securities on the basis of a value oriented approach to investing.



                    OCC MANAGED PORTFOLIO (BALANCED OR TOTAL RETURN): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessment of relative investment values.



                    OCC SMALL CAP PORTFOLIO (SMALL CAP STOCKS): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.



                    TEMPLETON INTERNATIONAL FUND CLASS 1 (INTERNATIONAL STOCKS):
                    Seeks long-term capital growth by investing in stocks of companies located outside the United States.



                    The CIGNA VP Investment Grade Bond Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, MFS Total Return Series, MFS Emerging Growth Series, Janus Aspen Series Worldwide Growth Portfolio, OCC Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, and Templeton International Fund Class 1 portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectuses.


                    GENERAL

                    We can give you no assurance that the investment objective of any of the funds will be met. You will bear the complete investment risk for accumulation values allocated to a sub-account. Each of the sub-accounts involves inherent investment risk, and such risk varies significantly among the sub-accounts. You should read each fund's prospectus carefully and understand the funds' relative degrees of risk before making or changing investment choices. We may make additional funds available from time to time. Your right to make such selections, however, will be limited by the terms and conditions imposed by us on such transactions.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any fund should no longer be available for investment by the Variable Account or if, in our judgement, further investment in such shares should become inappropriate in view of the investment objectives of the Policies, we may substitute shares of another fund. We will make no substitution of securities in any sub-account without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    We will vote the shares of each fund held in the Variable Account at special meetings of the shareholders of the particular series fund. In accordance with our view of present applicable law, we will vote in accordance with written instructions received from persons having the voting interest in the Variable Account. We will vote the shares for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions. The series funds do not hold regular meetings of shareholders.

                    The number of shares which you have a right to vote will be determined as of a date chosen by the appropriate series fund but not more than sixty (60) days prior to the meeting of the particular series fund. We will solicit voting instructions by written communication at least fourteen (14) days prior to the meeting.

                    The fund's shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through our separate accounts and the separate accounts of other life insurance companies and, in some cases, qualified plans. The management of the series funds do not see any disadvantage to you arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products, and with both ours and other life insurance companies' separate accounts. Nevertheless, the series funds' boards intend to monitor events in order to identify any material irreconcilable conflicts which may arise and to determine what action, if any, they should take in response. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    We have entered into agreements with the various Trusts and their advisers or distributors. Under these agreements, we make the funds available under the Policies and perform certain administrative services. In some cases, the advisers or distributors may compensate us for these services.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    We offer three different death benefit options. The amount payable under each is determined as of the date of the Insured's death. Option B will be in effect unless you elected Option A or Option C in your application for the Policy or unless a change has been allowed:

                    - Option A -- the death benefit will be the greater of the specified amount (a minimum of $50,000 as of the date of this prospectus) plus the accumulation value, or the corridor death benefit.

                    Option A provides a varying death benefit which increases or decreases over time, depending on the amount of premium you pay and the investment performance of the funds you chose.

                    - Option B -- the death benefit will be the greater of the specified amount or corridor death benefit.

                    Option B provides a level death benefit until the corridor death benefit exceeds the specified amount.

                    - Option C -- the death benefit will be the greater of the specified amount plus the premium payments you make, or the corridor death benefit.

                    Option C provides a death benefit which increases based on premium payments.

                    Under each option the amount payable upon death will be the death benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full.

                    CHANGES IN DEATH BENEFIT OPTION

                    We will allow a death benefit option change upon your written request. You must make your request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:

                    - The change will take effect on the monthly anniversary day following the date of receipt of the request.

                    - No change in the death benefit option may reduce the
                      specified amount below $50,000.

                    - For changes from Option B to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                    - For changes from Option B to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                    - For changes from Option A to Option B, the new specified amount will equal the death benefit at the time of the change.

                    - For changes from Option A to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                    - For changes from Option C to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                    - For changes from Option C to Option B, the new specified amount will equal the death benefit at the time of the change.

                    PAYMENT OF DEATH BENEFIT

                    We will compute the death benefit under the Policy as of the date of the Insured's death. We will pay it in a lump sum within seven days after receipt at the Corporate Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of any settlement options (see "Settlement Options") we may make available. We may delay payment of the death benefit if the Policy is being contested.

                    While the Insured is living, you may elect a settlement option, if available, for the beneficiary and deem it irrevocable by the beneficiary. Or, you may revoke or change a prior election while the Insured is living. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

                    All or part of the death benefit may be applied under one or more of the settlement options we may make available.

                    If you assign the Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any excess death benefit due as elected.

                    A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under
                    Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code"). At the time of purchase, you must choose a Policy which uses either the guideline premium test or the cash value accumulation test. Both methods require a life insurance Policy to meet minimum ratios of life insurance coverage to accumulation value ("applicable percentages"). You cannot change the selection after the Policy's issue date.

                    The applicable percentages for the guideline premium test decrease over time and are

                    - 250% through attained age 40;

                    - 150% at attained age 55;


                    - 120% at attained age 65, and


                    - 101% at attained age 94 and above.

                    The guideline premium test also restricts the maximum premiums that you may pay into a life insurance policy for a specified death benefit.

                    The cash value accumulation test does not limit premiums which you may pay but has higher required applicable percentages. Applicable percentages under the cash value accumulation test for non-smokers decrease over time from:

                    - 727% at attained age 20, to

                    - 378% at attained age 40, and to

                    - 101% at attained age 100.


                    See also "Tax Matters" at pages 25-27 of this prospectus.


                    CHANGES IN SPECIFIED AMOUNT

                    You may make changes in the specified amount of a Policy by submitting a written request to the Corporate Variable Products Service Center in a form satisfactory to us.

                    Changes in the specified amount are subject to the following conditions:

                    - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the specified amount.

                    - An increase in the specified amount, other than through a change in the death benefit option, will result in an additional 25% premium charge on premium payments up to the increase in target premium on premium payments received during the 12 months following the increase. The additional premium charge will be applied to the portion of premium payments that are attributable to the increase in specified amount.

                    - No decrease may reduce the specified amount to less than
                      $50,000.

                    - No decrease may reduce the specified amount below the
                      minimum required to maintain the Policy's status as life insurance under the Code.

PREMIUM
PAYMENTS;
TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. You select the frequency and amount of premium payments. The initial premium payment is due on the issue date and is payable in advance. The minimum payment is the amount necessary to maintain a positive net accumulation value. We reserve the right to decline any application or premium payment.

                    After the initial premium payment, you must send all premium payments directly to the Corporate Variable Products Service Center. They will be deemed received when they are actually received there.

                    You may elect to increase, decrease or change the frequency of premium payments.

                    PLANNED PREMIUMS are premium payments scheduled when a Policy is applied for.

                    ADDITIONAL PREMIUMS are any premium payments made ($500 minimum) in addition to planned premiums.

                    NET PREMIUM PAYMENTS are the balance of premium payments remaining after we deduct the premium charge.

                    PREMIUM INCREASES. At any time, you may increase planned premiums or pay additional premiums, but:

                    - We may request evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the accumulation value. If we request satisfactory evidence of insurability and you do not provide it, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.

                    - The total of all premium payments may not exceed the then-current maximum premium limitations established by federal law for a policy to qualify as life insurance. If, at any time, a premium payment would result in total premium payments exceeding such maximum limitation, we will only accept that portion of the payment that will make total premiums equal to the maximum. We will return, or apply as otherwise agreed, any part of the premium payment in excess of that amount and no further premium payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                    - If there is any policy indebtedness, we will use any additional net premium payments first as a loan repayment. Any excess will be applied as an additional net premium payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    When you purchase a Policy, you must decide how to allocate net premium payments among the sub-accounts and the Fixed Account. For each Variable Account sub-account, we convert the net premium payment into "accumulation units". The number of accumulation units credited to the Policy is determined by dividing the net premium payment allocated to the sub-account by the value of the accumulation unit for the sub-account. See "Policy Values -- Accumulation Value; Variable Accumulation Unit Value" at page 19 of this prospectus.



                    During the Right-to-Examine Period, we will allocate the net premium payment to the CIGNA VP Group Money Market Fund of the Variable Account. Earnings will be credited from the later of the issue date or the date the premium payment was received. We will allocate the net premium payment directly to the sub-account(s) you selected after expiration of the Right-to-Examine Period as described under "Short-Term Right to Cancel the Policy" at page 23 of this prospectus.


                    Unless you direct us otherwise, we will allocate subsequent net premium payments on the same basis as the most recent previous net premium payment as of the next valuation period after each payment is received.

                    You may change the allocation for future net premium payments at any time free of charge, effective for premium payments made more than one week after we receive notice of the new allocation.

                    TRANSFERS

                    You may transfer values ($500 minimum) at any time from one sub-account to another. You may also transfer a portion of one or more sub-accounts to the Fixed Account within the 30 days prior to each policy anniversary. We allow transfers from the Fixed Account in the 30-day period following a policy anniversary. They will be effective as of the next valuation day after your request is received by the Corporate Variable Products Service Center in good order. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary. If the Fixed Account value as of any policy anniversary is less than $5,000, however, this condition will not apply. We may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, you may make up to four transfers without charge in any policy year and any value remaining in the Fixed Account or a sub-account after a transfer must be at least $500. You must make transfers in writing unless we have previously approved other arrangements. A $25 charge will be imposed for the fifth and succeeding transfers in any policy year.


                    Any transfer among the funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values next determined after your written request is received at the Corporate Variable Products Service Center. The Corporate Variable Products Center must receive transfer requests by 4:00 p.m. Eastern Time in order to be effective that day. Any transfer you make that causes the remaining value of the accumulation units for a sub-account to be less than $500 will result in the remaining accumulation units being cancelled and their aggregate value reallocated proportionately among the other funding options you chose. You should carefully consider current market conditions and each fund's investment policies and related risks before you allocate money to the sub-accounts. See pages 10-11 of this prospectus.


                    We may, at our sole discretion, waive minimum balance requirements on the sub-accounts.

CHARGES;
FEES

                    PREMIUM CHARGES

                    We will make the following deductions for premium charges:

                    -  6.5% from every premium payment.


                    - An additional 40% on premium payments up to one guideline annual premium in the first policy year.


                    If the specified amount is increased, other than through a change in the death benefit option, during the twelve months following the increase we will deduct the following from that portion of the premium payment attributable to the increase in specified amount:


                    - An additional 25% on premium payments up to the increase in the one guideline annual premium.


                    The premium charge represents state taxes and federal income tax liabilities and a portion of our sales expense. We estimate that:

                    - 2.25% will be used for premium taxes, which may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes which range from 1.75% to 5.0%.

                    - 1.25% will be used to meet federal income tax liabilities attributable to the payment of deferred acquisition costs.


                    - 3.0% (plus 40% of up to one guideline annual premium during the first policy year for sales load.


                    There is no deferred sales charge.

                    POLICY ISSUE FEE


                    We deduct a one-time policy issue fee of $250 from the accumulation value for a portion of our administrative expenses.


                    MONTHLY DEDUCTIONS

                    We deduct $8 monthly from the net accumulation value for administrative expenses. This charge is for items such as premium billing and collection, policy value calculations, confirmations and periodic reports. The charge will not exceed our costs.

                    We also make a monthly deduction from the net accumulation value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, years since issue and risk class (in accordance with state law) of the insurance and the current net amount at risk.

                    We determine the Cost of Insurance by subtracting the accumulation value at the previous monthly anniversary day from the death benefit at the previous monthly anniversary day, and multiplying the result (the net amount at risk) by the applicable Cost of Insurance rate as determined by the Company. We base the Policy's guaranteed maximum Cost of Insurance rates for standard risks, per $1,000 net amount at risk, on the 1980 Commissioners Standard Ordinary Mortality Tables, age nearest birthday ("1980 CSO").

                    We deduct these monthly charges proportionately from the value of each funding option. This is accomplished for the sub-accounts by canceling accumulation units and withdrawing the value of the cancelled accumulation units from each funding option in the same proportion as the respective values have to the net accumulation value. The monthly deductions are made on the monthly anniversary day.

                    DAILY DEDUCTIONS

                    -  ADMINISTRATIVE FEE


                    For administrative costs, we make a daily deduction from amounts held in the Variable Account and the Fixed Account. This deduction is currently equivalent to .10% per year during the first ten policy years. We guarantee this deduction will not exceed .30% per year.


                    -  MORTALITY AND EXPENSE RISK CHARGE


                    For mortality and expense risks, we make a daily deduction from amounts held in the Variable Account and the Fixed Account. This deduction is currently equivalent to .85% per year during the first ten policy years, .45% per year during the eleventh through fifteenth policy years and .15% thereafter. We guarantee this deduction will not exceed .90% per year.


                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    We will charge a $25 transaction fee for each transfer between funding options in excess of four per policy year.

                    SURRENDERS DURING FIRST TWO POLICY YEARS -- REFUND OF PORTION OF PREMIUM CHARGES


                    If you surrender the Policy during the first 12 months after issue, we will pay you a credit equal to:

                    - 100% of all premium charges previously deducted in excess of 3.5% of all premiums paid.

                    If you surrender the Policy during months 13 through 24 after issue, we will pay you a credit equal to:


                    - 50% of all premium charges previously deducted in excess of 3.5% of all premiums paid.


                    If you surrender a Policy during the first two policy years, however, in no event will the aggregate premium charge retained by us for sales and promotional expenses exceed:

                    - 30% of the sum of premium payments in the first two policy years up to one guideline annual premium, plus

                    - 10% of premium payments in the first two policy years between one and two times one guideline annual premium, plus

                    - 9% of premium payments in the first two policy years in excess of two times one guideline annual premium.

                    Any surrender may result in tax implications. See "Tax Matters".

                    Based on our actuarial determination, we are not certain whether the premium charge, the policy issue fee, and the monthly administrative expense deduction will cover all sales and administrative expenses that we will incur in connection with the Policy. Any shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.

THE FIXED
ACCOUNT

                    The Fixed Account is funded by the assets of our General Account. Amounts held in the Fixed Account will be credited with interest at rates we declare from time to time. The minimum rate which will be credited is the lesser of 4% per year or the prevailing 30-day Treasury Bill Rate as of the last day of the preceding calendar month.

                    The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of our General Account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our General Account has been registered under the 1940 Act. Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, we credit each net premium payment allocated to a sub-account of the Variable Account in the form of accumulation units representing the fund in which assets of that sub-account are invested. We will credit each net premium payment to the Policy at the end of the valuation period in which it is received at the Corporate Variable Products Service Center (or portion thereof allocated to a particular sub-account). We determine the number of accumulation units credited by dividing the net premium payment by the value of an accumulation unit next computed after its receipt. Since each sub-account has a unique accumulation unit value, a policy owner who has elected a combination of funding options will have accumulation units credited from more than one source.

                    We determine the accumulation value of a Policy by:

                    a) multiplying the total number of accumulation units
                       credited to the Policy for each applicable sub-account by its appropriate current accumulation unit value,
                    b) if a combination of sub-accounts is elected, totaling the resulting values, and
                    c) adding any values attributable to the General Account
                       (i.e., the Fixed Account value and the loan account value).

                    The number of accumulation units we credit to a Policy will not be changed by any subsequent change in the value of an accumulation unit. Such value may vary from valuation period to valuation period to reflect the investment experience of the fund used in a particular sub-account.

                    The Fixed Account value reflects amounts allocated to the Fixed Account through payment of premiums or transfers from the Variable Account. The Fixed Account value is guaranteed; however, there is no assurance that the Variable Account value of the Policy will equal or exceed the net premium payments allocated to the Variable Account.

                    You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current accumulation unit values, your interest in: (a) the Variable Account value, (b) the Fixed Account value, and (c) the loan account value.

                    Accumulation value will be affected by monthly deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    We determine the value of a variable accumulation unit for any valuation period by:

                    a) multiplying the value of that variable accumulation unit for the immediately preceding valuation period, by

                    b) the net investment factor for the current period for the appropriate sub-account.

                    We determine the net investment factor separately for each sub-account by dividing (a) by (b) and subtracting (c) from the results, where:

                    a) Equals the net asset value per share of the fund held in the sub-account at the end of a valuation period

                        - plus the per share amount of any distribution declared
                          by the fund if the "ex-dividend" date is during the valuation period;
                        - plus or minus taxes or provisions for taxes, if any,
                          attributable to the operation of the sub-account during the valuation period.

                    b) Equals the net asset value per share of the fund held in the sub-account at the beginning of that valuation period.
                    c) Equals the daily charge for mortality and expense risk
                       plus the daily fee for administration multiplied by the number of days in the valuation period.

                    SURRENDER VALUE

                    The surrender value of a Policy is the amount you can receive in cash by surrendering the Policy. All or part of the surrender value may be applied to one or more of any settlement options that we might make available through a rider attached to the Policy.

SURRENDERS

                    PARTIAL SURRENDERS

                    You can make a partial surrender at any time by writing us at the Corporate Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. We will charge a $25 transaction fee for any partial surrenders.

                    The amount of a partial surrender may not exceed 90% of the net accumulation value at the end of the valuation period in which the election becomes or would become effective. A partial surrender may not be less than $500.

                    -  Option B and C Policies (See "Death Benefit"):

                    A partial surrender will reduce the accumulation value, death benefit and specified amount. The specified amount and accumulation value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    -  For an Option A Policy (See "Death Benefit"):

                    A partial surrender will reduce the accumulation value and the death benefit, but it will not reduce the specified amount.

                    We will not allow the specified amount remaining in force after a partial surrender to be less than $50,000. We will not grant any request for a partial surrender that would reduce the specified amount below this amount. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we may limit the decrease to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the net accumulation value is attributable to more than one funding option, we will deduct the $25 transaction charge from the amount paid from the values in each funding option, unless we agree otherwise with you.

                    FULL SURRENDERS

                    You may make a full surrender at any time. We will pay the surrender value next computed after receiving your written request at the Corporate Variable Products Service Center in a form satisfactory to us. We will usually pay any portion of a full surrender that is derived from the Variable Account within seven calendar days of receipt of your request.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    We may postpone payment of the surrendered amount from the Variable Account when the New York Stock Exchange is closed and for such other periods as the Commission may require. We may defer payment or transfer from the Fixed Account up to six months. If we exercise our right to defer such payments or transfers, interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                    LAPSE OF A POLICY

                    A lapse occurs if a monthly deduction is greater than the net accumulation value and no payment to cover the monthly deduction is made within the grace period. We will send you a lapse notice at least 31 days before the grace period expires.

                    Depending on the investment performance of the funding options, the net accumulation value may be insufficient to keep this Policy in force, particularly if you have taken any loans or made any partial surrenders. It may be necessary for you to make an additional premium payment.

                    REINSTATEMENT OF A LAPSED POLICY

                    You can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, we require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus twelve additional monthly deductions.

POLICY LOANS

                    A policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 90% of the then current net accumulation value. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the "loan account value" (i.e. an amount equal to the sum of all unpaid Policy loans and loan interest.) If Policy values are held in more than one funding option, withdrawals from each option will be made in proportion to the assets in each option at the time of the loan for transfer to the loan account, unless you instruct us otherwise, in writing, at the Corporate Variable Products Service Center.

                    Interest on loans will accrue at an annual rate of 5%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and we will withdraw net interest proportionately from the values in each funding option.

                    We will credit interest on the loan account value. Our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus:


                    - .95% (guaranteed not to exceed 1.2%) during the first ten policy years,



                    - .45% (guaranteed not to exceed 1.2%) during years 11-15, and


                    -  .15% (guaranteed not to exceed 1.2%) annually thereafter.

                    In no case will the annual credited interest rate be less than 3.8%.

                    We will allocate repayments on the loan among the funding options according to current net premium payment allocations. However, we maintain the right to require that amounts loaned from the Fixed Account be allocated to the Fixed Account upon repayment. We will reduce the loan account value by the amount of any loan repayment.

                    A policy loan, whether or not repaid, will affect:

                    -  The proceeds payable upon the Insured's death, and

                    -  The accumulation value.

                    This is because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the accumulation value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable, depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding.

SETTLEMENT OPTIONS

                    We may pay proceeds in the form of settlement options through the addition of a rider. A settlement option may be selected:

                    - at the beneficiary's election upon the Insured's death, or

                    -  while the Insured is alive, upon your election.

                    You may request, in writing, to elect, change, or revoke a settlement option before payments begin. Your request must be in a form satisfactory to us and will take effect upon its receipt at the Corporate Variable Products Service Center. After the first payment, all payments will be made on the first day of each month.

                    Examples of possible settlement options are:

                    -  FIRST OPTION -- Payments for a stated number of years.

                    - SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for a specified number of months.

                    - THIRD OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    - FOURTH OPTION -- Installments of specified amounts payable until the proceeds with any interest thereon are exhausted.

                    - ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement we offer at the time the request is made.

ADDITIONAL INSURANCE BENEFIT

                    We can issue the Policy with an additional insurance benefit as a portion of the total death benefit. The benefit provides annually renewable term life insurance on the life of the Insured. We exclude this benefit from the specified amount when calculating the charges and fees for the Policy and when calculating the guideline annual premium and target premium.

                    We add the cost of the benefit to the monthly deduction. The cost is dependent on the attained age, years since issue, risk class and gender classification. We may adjust the monthly benefit rate from time to time, but the rate will never exceed the guaranteed Cost of Insurance rate for the benefit for that policy year.

                    The benefit provides a vehicle for you to increase the insurance protection under the Policy.

JOINT AND SURVIVORSHIP BENEFIT


                    We can issue the Policy with a joint and survivorship rider. The rider would enable us to issue the Policy on the lives of two Insureds and to pay the death benefit upon the death of the second of two Insureds to die. If you elect to add this benefit to your Policy, you should:


                    - interpret any reference in this prospectus to the "death of the Insured", or "the Insured's death", or similar context as "the death of the second of the two Insureds to die";

                    - interpret any discussions in this prospectus of the features of the Policy allowed "while the Insured is alive", or "during the lifetime of the Insured", or similar context as allowed "while at least one of the Insureds is alive".

                    Other sections of this prospectus that would be affected by the addition of this benefit are:


                    - Incontestability (see Page 24): The policy or increase must be in force for two (2) years during the lifetime of each Insured.



                    - Misstatement of Age (see Page 25): By reason of the rider the provision relates to either Insured.



                    - Suicide (see Page 25): By reason of the rider the provision relates to either Insured.


                    The cost of the rider is reflected in the monthly Cost of Insurance rates. Those rates are based on the attained age, years since issue, risk class and gender classification of each person insured. We use an actuarial formula that reflects one-alive and both-alive probabilities to determine the Cost of Insurance rates. No other charges and fees for the Policy will change as a result of the addition of the joint and survivorship rider.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    We will only issue a Policy upon receipt of satisfactory evidence of insurability and, generally, only where the Insured is below age 75.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY


                    You may return a Policy for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements or 45 days after you sign the application, whichever is later. We will hold the initial premium payment made when the Policy is issued in the CIGNA VP Money Market Fund of the Variable Account. We will not allocate it to any other variable sub-accounts, even if you may have so directed, until


                    - the fifteenth day after the Policy is mailed to you if the state law Right-to-Examine Period is 10 days after the Policy is received by you,


                    - the twenty-fifth day after the Policy is mailed to you if the state law Right-to-Examine Period is 20 days,



                    - the thirty-fifth day after the Policy is mailed to you if the state law Right-to-Examine Period is 30 days, or



                    - the forty-sixth day after you sign the Policy application.


                    If you return the Policy for cancellation in a timely fashion, we will usually pay the refund of premiums, without interest, within seven days of your notice of cancellation. A refund of premiums paid by check may be delayed, however, until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in the Policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new policy owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.

                    If the policy owner is other than the Insured and dies before the Insured, the policy owner's rights in the Policy belong to the policy owner's estate.

                    BENEFICIARY

                    The beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new beneficiary while the Insured is living. Any change must be in a written form satisfactory to us and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded.

                    If any beneficiary predeceases the Insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. We will pay multiple beneficiaries in equal shares, unless otherwise provided. We will pay the death proceeds to the policy owner or the policy owner's executor(s), administrator(s) or assigns if no named beneficiary survives the Insured.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    You may, within the first two policy years, exchange the Policy for a flexible premium adjustable life insurance policy offered by our Corporate Insurance Department at that time. The benefits for the new policy will not vary with the investment experience of a separate account. You must elect the exchange within 24 months from the Policy's issue date. We will not require evidence of insurability for the exchange.

                    Under the new policy:

                    - The policy owner, the Insured and the beneficiary will be the same as those under the exchanged Policy on the effective date of the exchange.

                    - The death benefit on the exchange date will not be more than the death benefit of the original Policy immediately prior to the exchange date.

                    - The issue date and issue age will be the same as that of the original Policy.

                    - The initial specified amount and any increases in specified amount will have the same rate class as those of the original Policy.

                    - Any indebtedness on the original Policy will be transferred.

                    INCONTESTABILITY

                    We will not contest payment of the death proceeds based on the initial specified amount after the Policy has been in force, during the Insured's lifetime, for two years from the date of issue. For any increase in specified amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force, during the Insured's lifetime, for two years from its effective date.

                    MISSTATEMENT OF AGE

                    We will adjust the death benefit and accumulation value if the Insured's age has been misstated. The adjustment process will recalculate all such benefits and values to the amount that would have been calculated using the rates that were in effect at the time of each monthly anniversary.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the issue date, we will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

TAX MATTERS

                    The following discussion is general and is not intended as tax advice. You should consult counsel and other competent advisers for more complete information. This discussion is based on our understanding of federal income tax laws as the Internal Revenue Service currently interprets them. No representation is made as to the likelihood of continuation of these current laws and interpretations.

                    POLICY PROCEEDS


                    Section 7702 of the Code provides a definition of a life insurance policy for federal tax purposes. Complying with either the cash value test or the guideline premium test set forth in Section 7702 can satisfy this definition. We will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, however, such Policy would not afford the tax advantage normally provided by a life insurance policy.


                    A life insurance policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under the Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this prospectus may or may not be issued as modified endowment contracts. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after it is issued which causes a reduction in death benefits may still become fully or partially taxable to the owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A of the Code. Because the Policy provides for flexible premium payments, we will monitor whether additional premium payments or other changes result in a Policy's becoming a modified endowment contract.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Treasury regulation 1.817-5 issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification.

                    Generally:

                    - No more that 55% of the value of the total assets may be represented by any one (1) investment

                    - No more than 70% of such value may be represented by any two (2) investments.

                    - No more than 80% of such value may be represented by any three (3) investments; and

                    - No more than 90% of such value may be represented by any four (4) investments.

                    U.S. Treasury Securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. We believe the Varible Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

                    The following may have adverse tax consequences:

                    -  A total surrender or termination of the Policy by lapse;

                    -  A change in the specified amount;

                    -  Payment of additional premiums;

                    -  A policy loan;

                    -  A change in death benefit option;

                    -  A 1035 exchange;

                    -  The exchange of a Policy for a fixed-benefit policy, or

                    -  The assignment of a Policy.

                    If the amount received by the policy owner upon surrender or termination plus total policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policy owner or beneficiary.

                    TAXATION OF THE COMPANY

                    We are taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of accumulation units.

                    We do not initially expect to incur any federal income tax liability that would be chargeable directly to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, we determine that on a separate company basis such taxes may be incurred, we reserve the right to assess a charge for such taxes against the Variable Account.

                    We may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY


                    The following persons are our Directors and Principal Officers. The address of each is 900 Cottage Grove Road, Hartford, CT 06152. We or our affiliates have employed each for more than five years except for Mr. Pacy, Mr. Wahlman, Mr. Pastore and Ms. Cooper.


                    - Prior to January, 1995, Mr. Pacy was Senior Manager-IT Infrastructure and Technology Management Officer, Digital Equipment Corporation.


                    - Prior to September, 1998, Mr. Wahlman was Director of Accounting and Regulatory Policy, Bank One Corporation.



                    - Prior to December, 1995, Mr. Pastore was Vice President of Citicorp.



                    - Prior to January, 1999, Ms. Cooper was an Associate Attorney with Roginson, Donovan, Madden & Barry, P.C.



                                       POSITIONS AND OFFICES
             NAME                         WITH THE COMPANY
------------------------------  ------------------------------------
Thomas C. Jones                 President and Director
                                (Principal Executive Officer)
John Wilkinson                  Vice President and Actuary
                                (Principal Financial Officer)
Robert E. Wahlman               Vice President
                                (Principal Accounting Officer)
Susan Cooper                    Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
William M. Pastore              Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John Cannon, III                Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Marc L. Preminger               Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President

                    DISTRIBUTION OF POLICIES

                    Licensed insurance agents will sell the Policies in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). We will distribute the Policies through our principal underwriter, CIGNA Financial Services, Inc. ("CFS"), whose address is 280 Trumbull Street, Hartford, Connecticut. CFS is a Delaware corporation organized in 1995.

                    Gross commissions paid by us on the sale of Policies will not exceed:


                    - First Year: 40% of one guideline annual premium, plus 3% of any premium payment in excess of one guideline annual premium.



                    - Renewal: 3% of premium payments, plus 25% of any increase in one guideline annual premium.


                    CHANGES OF INVESTMENT POLICY

                    We may materially change the investment policy of the Variable Account. We must inform you and obtain all necessary regulatory approvals. We must submit any change to the various state insurance departments, which may disapprove it if deemed detrimental to the policy owners' interests or if it renders our operations hazardous to the public. If a policy owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You must make this conversion by the later of:

                    - 60 days (6 months in Pennsylvania) from the date of the investment policy change, or

                    - 60 days (6 months in Pennsylvania) from the date you are informed of such change.

                    We will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    We presently and will, from time to time, offer other variable life insurance policies and variable annuity contracts with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    We are subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Connecticut Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    We maintain Policy records and will mail to each policy owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the accumulation value, the surrender value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any loan account value.

                    We will also send you annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the funds to the extent required by the 1940 Act.

                    In addition, we will send you statements of significant transactions, such as changes in specified amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability.

                    The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which we and the Variable Account are parties or to which any of our property is subject. The principal underwriter, CFS, is not engaged in any material litigation of any nature.

                    EXPERTS

                    An actuarial opinion regarding the representativeness of illustrations in this prospectus has been rendered by Michelle L. Kunzman, FSA, MAAA, 280 Trumbull Street, Hartford, CT 06104, as stated in the opinion filed as an exhibit to the Registration Statement given on her authority as an expert in actuarial matters.

                    Legal matters in connection with the Policies described in this prospectus are being passed upon by Mark A. Parsons, Esq. Chief Counsel, CIGNA Retirement & Investment Services, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an exhibit to the Registration Statement given on his authority as an expert in these matters.


                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in the prospectus as well as the Statement of Assets and Liabilities of the Variable Account at December 31, 1998 and the Statements of Operations for the period ended December 31, 1998 and the Statement of Changes in Net Assets for the period ended December 31, 1998 and 1997 have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                    REGISTRATION STATEMENT

                    We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered by way of this prospectus. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    YEAR 2000

                    Variable Life Separate Account 02 is a Connecticut General Life Insurance Company separate account established under Connecticut insurance law. We are highly dependent on automated systems and systems applications in conducting our ongoing operations. If these systems were unable to process data accurately because of failing to be Year 2000 ready, these activities (including the processing of transactions and other normal business activities for the Variable Account) would be interrupted and could have a material adverse effect on our operational results. Making sure our customers and participants continue to receive uninterrupted services through 2000 and beyond is our highest business priority.


                    Our CEO and senior management continue to ensure that the business implications of Year 2000, both external and internal, are addressed. Our operational and financial plans address both Year 2000 business and systems issues. Our internal auditors are actively involved in monitoring our progress. We are applying formalized project monitoring, best practices, and operating principles to Year 2000 issues. We are refining contingency and business resumption plans to reduce the likelihood that Year 2000 events outside of our control will adversely affect customer services, and to be prepared if, despite our best efforts, we are affected by Year 2000 issues.


                    In addition, we have relationships with various third-party entities in the ordinary course of business. We have identified third-party entities critical to our operations and are assessing and attempting to mitigate our risks due to the failure of these entities to be Year 2000 ready. We are in the process of a comprehensive analysis of the operational problems that would be reasonably likely to result from the failure by certain third-parties to complete efforts necessary to achieve Year 2000 compliance on a timely basis.

                    We are closely monitoring the mutual funds that are offered through the Variable Account and the reports we have received indicate that all are taking the necessary steps to become ready. We will continue to follow-up with them in 1999 to ensure there will be a smooth transition into the next millennium. Due to the intricacies and interactions of companies in the financial service industry, they have limited control over Y2K issues that span multiple firms, markets, and countries.

                    Further, we are actively working with our key outsourced service suppliers to assess both their on-going business viability as well as the continued compatibility of our electronic interfaces. We have identified the key service suppliers and we are taking steps with them to ensure uninterrupted service to clients.

                    We expect the millenium change will not materially affect our ability to meet customer commitments, provide expected customer service, and meet financial targets. Please visit the Company's web site at http://www.cigna.com for additional information about CIGNA and the Year 2000, including copies of our required SEC filings.

                    This is a "Year 2000 readiness disclosure" as the term is defined under the "Year 2000 Information and Readiness Disclosure Act". This Year 2000 readiness disclosure is published with the approval of CIGNA Retirement & Investment Services. We make the disclosure with respect to our Year 2000 processing and of the products or services we offer.

                    FINANCIAL STATEMENTS

                    The consolidated balance sheets of the Company and its subsidiaries as of December 31, 1998 and 1997 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1998, 1997 and 1996 follow. They should be considered only as bearing upon the ability of the Company to meet our obligations under the Policies.


                    The Statement of Assets and Liabilities of the Variable Account at December 31, 1998 and related Statements of Operations for the period ended December 31, 1998 and Statement of Changes in Net Assets for the periods ended December 31, 1998 and 1997 also follow. The Variable Account commenced operations on December 24, 1996.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICEWATERHOUSECOOPERS LLP         [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

February 9, 1999

                            CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,683  $   5,376  $   5,314
Net investment income...............................................      2,637      3,139      3,199
Realized investment gains...........................................         93         45         37
Other revenues......................................................        427         10          9
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,840      8,570      8,559
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      5,802      5,917      6,069
Policy acquisition expenses.........................................         44        122        143
Other operating expenses............................................      1,763      1,618      1,477
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,609      7,657      7,689
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................      1,231        913        870
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        636        347        394
  Deferred..........................................................       (211)       (49)       (81)
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        425        298        313
-----------------------------------------------------------------------------------------------------
NET INCOME..........................................................  $     806  $     615  $     557
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

----------------------------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
----------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                        1998                  1997
----------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $16,820;
   $20,962)........................................................  $  18,067             $  22,323
  Mortgage loans...................................................      8,875                10,090
  Equity securities, at fair value (cost, $62; $75)................         47                    54
  Policy loans.....................................................      6,091                 7,146
  Real estate......................................................        712                   749
  Other long-term investments......................................        159                   166
  Short-term investments...........................................         85                   173
                                                                     ---------             ---------
      Total investments............................................     34,036                40,701
  Cash and cash equivalents........................................      1,026                   923
  Accrued investment income........................................        494                   602
  Premiums and accounts receivable.................................        939                   811
  Reinsurance recoverables.........................................      7,278                 1,271
  Deferred policy acquisition costs................................        187                   834
  Property and equipment...........................................        365                   291
  Deferred income taxes............................................        865                   653
  Goodwill and other intangibles...................................        730                   474
  Other assets.....................................................        236                   276
  Separate account assets..........................................     34,648                29,217
----------------------------------------------------------------------------------------------------
      Total assets.................................................  $  80,804             $  76,053
----------------------------------------------------------------------------------------------------
                                                                     -------------------------------
LIABILITIES
Contractholder deposit funds.......................................  $  30,614             $  30,449
Future policy benefits.............................................      8,286                 8,224
Unpaid claims and claim expenses...................................      1,286                 1,225
Unearned premiums..................................................        162                   260
                                                                     ---------             ---------
      Total contractholder and insurance liabilities...............     40,348                40,158
Accounts payable, accrued expenses and other liabilities...........      2,523                 2,428
Current income taxes...............................................         65                    --
Separate account liabilities.......................................     34,340                29,021
----------------------------------------------------------------------------------------------------
      Total liabilities............................................     77,276                71,607
----------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 13
SHAREHOLDER'S EQUITY
Common stock (6 shares issued and outstanding).....................         30                    30
Additional paid-in capital.........................................      1,072                   766
Net unrealized appreciation, fixed maturities...........        243                   282
Net unrealized (depreciation), equity securities........        (25)                  (26)
Net translation of foreign currencies...................          2                     2
                                                          ---------             ---------
Accumulated other comprehensive income.............................        220                   258
Retained earnings..................................................      2,206                 3,392
----------------------------------------------------------------------------------------------------
      Total shareholder's equity...................................      3,528                 4,446
----------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity...................  $  80,804             $  76,053
----------------------------------------------------------------------------------------------------
                                                                     -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME AND CHANGES IN SHAREHOLDER'S
                                     EQUITY

-------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                 1998                          1997                           1996
-------------------------------------------------------------------------------------------------------------------------------
                                      COMPREHENSIVE  SHAREHOLDER'S   COMPREHENSIVE  SHAREHOLDER'S  COMPREHENSIVE  SHAREHOLDER'S
                                             INCOME        EQUITY           INCOME        EQUITY          INCOME         EQUITY
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK.......................                     $      30                      $      30                      $      30
ADDITIONAL PAID-IN CAPITAL.........                         1,072                            766                            766
ACCUMULATED OTHER COMPREHENSIVE
 INCOME -- BEGINNING OF YEAR.......                           258                            191                            478
Net unrealized appreciation
 (depreciation)-- fixed
 maturities........................       $     (39)          (39)       $      69            69       $    (276)          (276)
Net unrealized appreciation
 (depreciation) -- equity
 securities........................               1             1               (1)           (1)            (12)           (12)
                                             ------                          -----                        ------
Net unrealized appreciation
 (depreciation) on securities......             (38)                            68                          (288)
Net translation of foreign
 currencies........................               -             -               (1)           (1)              1              1
                                             ------                          -----                        ------
  Other comprehensive (loss)
   income..........................             (38)                            67                          (287)
                                                     ------------                   ------------                         ------
ACCUMULATED OTHER COMPREHENSIVE
 INCOME -- END OF YEAR.............                           220                            258                            191
                                                     ------------                   ------------                         ------
RETAINED EARNINGS -- BEGINNING OF
 YEAR..............................                         3,392                          3,177                          3,220
  Net income.......................             806           806              615           615             557            557
  Dividends declared...............                        (1,992)                          (400)                          (600)
                                                     ------------                   ------------                         ------
  RETAINED EARNINGS -- END OF
   YEAR............................                         2,206                          3,392                          3,177
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COMPREHENSIVE INCOME AND
 SHAREHOLDER'S EQUITY..............       $     768     $   3,528        $     682     $   4,446       $     270      $   4,164

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------
(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1998       1997       1996
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     806  $     615  $     557
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
  Insurance liabilities...........................................         67         78         57
  Reinsurance recoverables........................................         (7)        68        (11)
  Premiums and accounts receivable................................       (179)       106         77
  Deferred income taxes, net......................................       (211)       (49)       (82)
  Other assets....................................................       (339)       (54)        43
  Deferred policy acquisition costs...............................        (12)       (97)       (92)
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................        149         41       (113)
  Depreciation and goodwill amortization..........................        113         88         94
  Gain on sale of business........................................       (418)        --         --
  Other, net......................................................        (50)       (99)      (151)
                                                                    ---------  ---------  ---------
    Net cash (used in) provided by operating activities...........        (81)       697        379
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities................................................      2,869      1,583      1,589
  Mortgage loans..................................................      1,052        807        640
  Equity securities...............................................         15         14         13
  Real estate.....................................................         98        401        345
  Policy loans....................................................        382         --         --
  Other (primarily short-term investments)........................      6,724      6,447      3,613
Investment maturities and repayments:
  Fixed maturities................................................      2,797      2,394      2,634
  Mortgage loans..................................................        421        601        630
Investments purchased:
  Fixed maturities................................................     (3,881)    (4,339)    (3,834)
  Mortgage loans..................................................     (1,611)    (1,426)    (1,300)
  Equity securities...............................................         (7)        (9)        (3)
  Policy loans....................................................         --        (13)      (207)
  Other (primarily short-term investments)........................     (7,652)    (6,296)    (3,930)
  Net cash from disposition of business...........................      1,295         --         --
  Other, net......................................................       (274)      (102)       (94)
                                                                    ---------  ---------  ---------
    Net cash provided by investing activities.....................      2,228         62         96
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,050      7,634      7,260
  Withdrawals and benefit payments................................     (7,106)    (7,023)    (7,135)
Dividends paid to parent..........................................     (1,992)      (400)      (600)
Other, net........................................................          4        (47)        --
      Net cash (used in) provided by financing activities.........     (2,044)       164       (475)
---------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents.........................        103        923         --
Cash and cash equivalents, beginning of year......................        923         --         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $   1,026  $     923  $      --
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     520  $     402  $     385
  Interest paid...................................................  $       3  $       5  $       7
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group health and life insurance and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining contractholder and insurance liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information," as of December 31, 1998. SFAS No. 131 changes the way segments are structured and requires additional segment disclosures. Prior period information has been restated based on the new requirements. See Note 11 for additional information.

  In 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives which are hedging market risk related to future cash flows, in the accumulated other comprehensive income section of shareholders' equity. Implementation is required by the first quarter of 2000, with the cumulative effect of adoption reflected in net income and accumulated other comprehensive income, as appropriate. The Company has not determined the effect or timing of implementation of this pronouncement.

  The American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation of this pronouncement, which is required by the first quarter of 1999 with the cumulative effect of adopting the SOP reflected in net income, is not expected to have a material effect on results of operations, liquidity or financial condition.

  In 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 specifies the types of costs that must be capitalized and amortized over the software's expected useful life and the types of costs which must be immediately recognized as expense. Implementation of this pronouncement is required by the first quarter of 1999 and is not expected to have a material effect on results of operations, liquidity or financial condition.

  In 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on the deposit method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health contracts. Implementation is required by the first quarter of 2000, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for mortgage loans and contractholder deposit funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1998 and 1997. Fair values of off-balance sheet financial instruments as of December 31, 1998 and 1997 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale and carried at fair value, include bonds; asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years or less if circumstances indicate that an immediate sale is in the best interests of the Company or policyholders. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

  Equity securities and short-term investments are classified as available-for-sale. Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in shareholder's equity net of policyholder-related amounts and deferred income taxes.

  See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible. See Notes 3 and 9.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. If so, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $490 million and $448 million at December 31, 1998 and 1997, respectively.

  I) GOODWILL AND OTHER INTANGIBLES: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts. Goodwill and other intangibles are amortized over periods not exceeding 40 years. Goodwill and other intangibles are written down when not recoverable based on analysis of historical and estimated future income or undiscounted estimated cash flows of the related businesses. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $143 million and $113 million at December 31, 1998 and 1997, respectively.

  J) OTHER ASSETS: Other assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

  P) OTHER LIABILITIES: Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in shareholder's equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1998, 1997 and 1996.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 7 for additional information.

NOTE 3 -- DISPOSITION

  As of January 1, 1998, the Company sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of $773 million of which $202 million was recognized upon closing of the sale. Since the principal agreement to sell this business is in the form of an indemnity reinsurance arrangement, the remaining $571 million of the gain was deferred and is being recognized at the rate that earnings from the business sold would have been expected to emerge, primarily over fifteen years on a declining basis. The Company recognized $66 million of the deferred gain in 1998.

  Revenues for this business were $972 million and $926 million for the years ended December 31, 1997 and 1996, respectively, and net income was $102 million and $67 million for the same periods. Also, as part of the transaction, the Company recorded a reinsurance recoverable from the purchaser of $5.8 billion for insurance liabilities retained, and transferred invested assets of $5.4 billion along with other assets and liabilities associated with the business. The sales agreement provides for the possibility of certain adjustments; however, any future adjustments are not expected to be material to results of operations, liquidity or financial condition.

  The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $22 million and $36 million, including policyholder share, as of December 31, 1998 and 1997, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1998 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     979  $     999
Due after one year through five years....................................       3,960      4,110
Due after five years through ten years...................................       3,512      3,723
Due after ten years......................................................       2,665      3,348
Asset-backed securities..................................................       5,704      5,887
------------------------------------------------------------------------------------------------
Total....................................................................   $  16,820  $  18,067
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------
                                                                 At December 31, 1998:
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     568    $     407     $      --    $     975
State and local government bonds.................         145           20            --          165
Foreign government bonds.........................         147            7            (9)         145
Corporate securities.............................      10,256          733           (94)      10,895
Asset-backed securities..........................       5,704          217           (34)       5,887
-----------------------------------------------------------------------------------------------------
Total............................................   $  16,820    $   1,384     $    (137)   $  18,067
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                 At December 31, 1997:
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $   1,361    $     294     $      --    $   1,655
State and local government bonds.................         178           22            (2)         198
Foreign government bonds.........................         143            7            (1)         149
Corporate securities.............................      13,027          860          (123)      13,764
Asset-backed securities..........................       6,253          317           (13)       6,557
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,962    $   1,500     $    (139)   $  22,323
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1998 of $2.0 billion carried at fair value (amortized cost, $2.0 billion), compared with $2.3 billion carried at fair value (amortized cost, $2.3 billion) as of December 31, 1997. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately .05% and .10% of total CMO investments at December 31, 1998 and 1997, respectively.

  At December 31, 1998, contractual fixed maturity investment commitments were $34 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 59% will be disbursed in 1999.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally are less than 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1998       1997
--------------------------------------------------------------------------------------------------
Mortgage Loans..............................................................  $   8,875  $  10,090
                                                                              ---------  ---------
Real estate:
  Held for sale.............................................................        326        339
  Held for production of income.............................................        386        410
                                                                              ---------  ---------
Total real estate...........................................................        712        749
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1998       1997
--------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.........................................................  $   3,145  $   4,153
  Office buildings..........................................................      3,814      3,984
  Apartment buildings.......................................................      1,283      1,311
  Hotels....................................................................        450        498
  Other (primarily industrial)..............................................        895        893
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------
Geographic region:
  Central...................................................................  $   3,051  $   3,484
  Pacific...................................................................      2,683      2,962
  Middle Atlantic...........................................................      1,510      1,821
  South Atlantic............................................................      1,348      1,458
  New England...............................................................        995      1,114
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------

MORTGAGE LOANS

  At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $.9 billion; 2000 -- $.9 billion; 2001 -- $.8 billion; 2002 -- $1.0 billion;
2003 -- $1.6 billion; and $3.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1998 and 1997, the Company refinanced at current market rates approximately $126 million and $135 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1998, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $492 million, most of which were at a fixed market rate of interest. These commitments are generally expected to be disbursed within three months, and are diversified by property type and geographic region.

  At December 31, 1998, the Company's impaired mortgage loans were $156 million, including $24 million before valuation reserves totaling $6 million, and $132 million which had no valuation reserves. At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

---------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                           1998         1997
---------------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................   $      44    $      94
Transfers to foreclosed real estate............................................         (21)         (30)
Charge-offs upon sales.........................................................          (9)         (47)
Net increase (decrease) in valuation reserves..................................          (8)          27
---------------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................   $       6    $      44
---------------------------------------------------------------------------------------------------------
                                                                                              -----------

  During 1998 and 1997, impaired mortgage loans, before valuation reserves, averaged approximately $285 million and $597 million, respectively. Interest income recorded and cash received on these loans were approximately $12 million and $34 million in 1998 and 1997, respectively.

REAL ESTATE

  During 1998, 1997 and 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $32 million, $81 million and $107 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $171 million and $169 million as of December 31, 1998 and 1997, respectively.

  Net income for 1998 and 1997 included net investment income of $8 million and $9 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1998 and 1997.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $963 million at December 31, 1998 and, for 1997, principally corporate securities of $520 million and federal government securities of $443 million.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

---------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                       1998       1997
---------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities...........................................................  $   1,384  $   1,500
  Equity securities..........................................................         10          8
                                                                               ---------  ---------
                                                                                   1,394      1,508
                                                                               ---------  ---------
Unrealized depreciation:
  Fixed maturities...........................................................       (137)      (139)
  Equity securities..........................................................        (25)       (29)
                                                                               ---------  ---------
                                                                                    (162)      (168)
                                                                               ---------  ---------
Less policyholder-related amounts............................................        880        931
                                                                               ---------  ---------
Shareholder net unrealized appreciation......................................        352        409
Less deferred income taxes...................................................        134        153
---------------------------------------------------------------------------------------------------
Net unrealized appreciation..................................................  $     218  $     256
---------------------------------------------------------------------------------------------------
                                                                               --------------------

  The components of net unrealized appreciation (depreciation) on investments for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                  1998         1997       1996
-----------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments held, net of taxes
  of $48, $37 and $(151), respectively..................................  $      89   $      69   $    (280)
Less gains realized in net income, net of taxes of $68, $-- , and $3, in
  1998, 1997 and 1996, respectively.....................................        127           1           8
                                                                                             --
                                                                          ---------               ---------
Net unrealized appreciation (depreciation)..............................  $     (38)  $      68   $    (288)
-----------------------------------------------------------------------------------------------------------
                                                                          ---------------------------------

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                          1998       1997
------------------------------------------------------------------------------------------------------
Fixed maturities...............................................................   $      22  $      28
Mortgage loans.................................................................           2         --
Real estate....................................................................          68        141
------------------------------------------------------------------------------------------------------
Total..........................................................................   $      92  $     169
------------------------------------------------------------------------------------------------------
                                                                                           -----------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is generally limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liabilities.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                        1998       1997
----------------------------------------------------------------------------------------------------
Interest rate swaps...........................................................  $     158  $     265
Currency swaps................................................................        193        248
Purchased options.............................................................        878        833
Written options...............................................................      1,087         --
Futures.......................................................................        233         75
----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, Swiss francs, German marks, Japanese yen and pounds sterling) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options that qualify for hedge accounting are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million at December 31, 1997 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses. There were no such options at December 31, 1998.

  The Company also writes reinsurance contracts that are accounted for as written options. The Company receives fees to pay for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments when account holders elect to receive periodic income payments. These written options, along with options purchased to minimize the risks assumed, are reported at fair value in other liabilities and other assets, respectively. Changes in fair value are recognized in other revenues, or other operating expenses if there is a net loss. Fair values of written and related purchased options during 1998 and as of December 31, 1998 were not material.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1998 and 1997.

  The effects of interest rate and currency swaps, purchased and written options and futures on the components of net income for 1998, 1997 and 1996 were not material.

  As of December 31, 1998 and 1997, the Company's variable interest rate investments consisted of approximately $0.6 billion and $0.7 billion of fixed maturities, respectively. As of December 31, 1998 and 1997, the Company's fixed interest rate investments consisted of $17 billion and $21.6 billion, respectively, of fixed maturities, and $8.9 billion and $10.1 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1998 and 1997, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

NOTE 5 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1998       1997       1996
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,386  $   1,648  $   1,647
Equity securities...................................................          1          8         --
Mortgage loans......................................................        739        885        921
Policy loans........................................................        459        532        548
Real estate.........................................................        142        183        227
Other long-term investments.........................................         19         17         23
Short-term investments..............................................         18         28         35
                                                                      ---------  ---------  ---------
                                                                          2,764      3,301      3,401
Less investment expenses............................................        127        162        202
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   2,637  $   3,139  $   3,199
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses, was approximately $1.6 billion for 1998 and $1.7 billion for 1997 and 1996. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.5 billion , $1.4 billion and $1.1 billion for 1998, 1997 and 1996, respectively.

  As of December 31, 1998, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $142 million and $97 million, including restructured investments of $76 million and $93 million, respectively. As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $5 million, $7 million and $15 million in 1998, 1997 and 1996, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1998         1997         1996
----------------------------------------------------------------------------------------------------------------
Fixed maturities.........................................................   $      34    $      (3)   $      11
Equity securities........................................................           3            4            1
Mortgage loans...........................................................          22            4          (12)
Real estate..............................................................          10           28           15
Other....................................................................          24           12           22
                                                                                  ---          ---          ---
                                                                                   93           45           37
Less income taxes........................................................          33            8           17
----------------------------------------------------------------------------------------------------------------
Net realized investment gains............................................   $      60    $      37    $      20
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $(5) million, $25 million and $40 million in 1998, 1997 and 1996, respectively.

  Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $494 million, $489 million and $305 million for 1998, 1997 and 1996 respectively. Realized investment gains attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $201 million, $76 million and $82 million for 1998, 1997 and 1996, respectively.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1998       1997       1996
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   5,677  $   3,978  $   4,236
Gross gains on sales................................................  $     238  $      95  $     146
Gross losses on sales...............................................  $     (55) $    (151) $     (70)
-----------------------------------------------------------------------------------------------------

NOTE 6 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1998, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1998 and 1997 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

  The Company's statutory net income was $824 million, $417 million and $611 million for 1998, 1997 and 1996, respectively. Statutory surplus was $1.8 billion at December 31, 1998 and $2.2 billion at December 31, 1997. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1998, the Company paid dividends of $2.0 billion to its parent, all of which received prior approval from the Department in accordance with requirements (see Note 3 - Disposition). During 1997, the Company paid dividends of $400 million to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1999 without prior approval is $839 million. The amount of restricted net assets as of December 31, 1998 was approximately $2.7 billion.

NOTE 7 -- INCOME TAXES

  The Company's net deferred tax asset of $865 million and $653 million as of December 31, 1998 and 1997, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1998 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote. See Note 13 for a discussion of potential legislation regarding this matter.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

  In management's opinion, adequate tax liabilities have been established for all years. Income taxes and deferred tax balances for the year ended December 31, 1998 reflect state income taxes.

  The tax effects of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

---------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                       1998       1997
---------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities.............................  $     119  $     400
  Employee and retiree benefit plans.........................................        214        196
  Deferred gain on sale of business..........................................        290         --
  Investments, net...........................................................        356        262
  Policy acquisition expenses................................................        111         --
  Other......................................................................         --         63
                                                                               ---------        ---
Total deferred tax assets....................................................      1,090        921
                                                                               ---------        ---
Deferred tax liabilities:
  Policy acquisition expenses................................................         --         38
  Depreciation...............................................................         67         77
  Unrealized appreciation on investments.....................................        134        153
  Other......................................................................         24         --
                                                                               ---------        ---
Total deferred tax assets....................................................        225        268
---------------------------------------------------------------------------------------------------
Net deferred income tax asset................................................  $     865  $     653
---------------------------------------------------------------------------------------------------
                                                                               --------------------

  The components of income taxes for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                   1998       1997       1996
----------------------------------------------------------------------------------------------------------
Current taxes:
  U.S. income............................................................  $     617  $     344  $     391
  Foreign income.........................................................          5          3          3
  State income...........................................................         14         --         --
                                                                                 ---        ---        ---
                                                                                 636        347        394
                                                                                 ---        ---        ---
Deferred taxes (benefits):
  U.S. income............................................................       (205)       (49)       (81)
  State income...........................................................         (6)        --         --
                                                                                 ---        ---        ---
                                                                                (211)       (49)       (81)
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     425  $     298  $     313
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

  State income taxes were not material in years prior to 1998.

  Total income taxes for the year ended December 31 differs from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                   1998       1997       1996
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     431  $     320  $     305
Tax-exempt interest income...............................................         (4)        (5)        (5)
Dividends received deduction.............................................        (13)        (7)        (7)
Amortization of goodwill.................................................          5          4          4
State income tax (net of federal income tax benefit).....................          5         --         --
Resolved federal tax audit issues........................................         --        (13)        --
Other....................................................................          1         (1)        16
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     425  $     298  $     313
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 8 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS: The Company provides pension and certain health care and life insurance benefits to eligible retired employees and agents, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to the Company along with other benefit cost allocations.

  Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $19 million, $24 million and $26 million in 1998, 1997 and 1996, respectively. The plans had deposits with the Company totaling approximately $2.8 billion and $2.5 billion at December 31, 1998 and 1997, respectively.

  Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1998 and 1997 and $9 million for 1996. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities as of December 31, 1998 and 1997 was $387 million and $412 million, including no net intercompany payables for 1998 and $39 million for 1997 for services provided by affiliates' employees.

  B) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $22 million for 1998, $15 million for 1997 and $16 million for 1996.

NOTE 9 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of primary liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. In connection with the sale of the Company's individual life insurance and annuity business (as discussed in Note 3), the reinsurance recoverable from Lincoln National Corporation at December 31, 1998 was $6.0 billion.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1998 and 1997 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods; however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,763  $   3,119  $   2,940
  Assumed...........................................................        286        255        135
  Ceded.............................................................       (237)      (266)      (166)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   3,812  $   3,108  $   2,909
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,998  $   1,979  $   1,997
  Assumed...........................................................        564        522        601
  Ceded.............................................................       (691)      (233)      (193)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,871  $   2,268  $   2,405
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1998, 1997 and 1996 were net of reinsurance recoveries of $699 million, $340 million and $359 million, respectively.

  For the year ended December 31, 1998, ceded premiums and reinsurance recoveries associated with the individual life insurance and annuity business sold were $741 million and $550 million, respectively.

NOTE 10 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $42 million, $76 million and $68 million in 1998, 1997 and 1996, respectively.

  As of December 31, 1998, future net minimum rental payments under non-cancelable operating leases were $168 million, payable as follows: 1999 - $41 million; 2000 - $29 million; 2001 - $22 million; 2002 - $19 million; and $57 million thereafter.

NOTE 11 -- SEGMENT INFORMATION

  Operating segments are based on the Company's internal reporting structure and generally reflect differences in products. The Company presents segment information as follows:

  - EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS, which combines the Company's Health Care and Group Insurance divisions, offers traditional indemnity and cost containment products and services as well as alternative funding arrangements, such as administrative services only and minimum premium plans.

  - EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES provides investment products and professional services primarily to sponsors of qualified pension, profit-sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

  Other Operations consist of gain recognition related to the sale of the individual life insurance and annuity business (and, for prior years, results of the sold business, see Note 3), corporate life insurance on which policy loans are outstanding (also called leveraged corporate life insurance), reinsurance operations, settlement annuity business and certain new business initiatives.

  The Company uses operating income (net income excluding after-tax realized investment results) to measure the financial results of its segments. Operating income is determined on a basis consistent with the accounting policies for the consolidated financial statements, except that interest expense on corporate debt is not allocated to segments. The Company allocates substantially all other corporate general, administrative and systems expenses to segments on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

  The Company's operations are not materially dependent on one or a few customers, brokers or agents. Summarized segment financial information for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1998       1997       1996
--------------------------------------------------------------------------------------------------
EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS
Premiums and fees and other revenues.............................  $   5,012  $   4,307  $   4,256
Net investment income............................................        290        286        291
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      5,302      4,593      4,547
Income tax expense...............................................        114        108        126
Operating income.................................................        195        190        189
Assets under management:
  Invested assets................................................      3,519      3,761      3,281
  Separate account...............................................      1,702      1,440      1,176
--------------------------------------------------------------------------------------------------
Total............................................................  $   5,221  $   5,201  $   4,457
--------------------------------------------------------------------------------------------------
EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES
Premiums and fees and other revenues.............................  $     239  $     205  $     257
Net investment income............................................      1,605      1,653      1,686
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      1,844      1,858      1,943
Income tax expense...............................................        113         99         86
Operating income.................................................        245        229        185
Assets under management:
  Invested assets................................................     20,511     20,759     20,303
  Separate account...............................................     30,717     26,678     20,604
--------------------------------------------------------------------------------------------------
Total............................................................  $  51,228  $  47,437  $  40,907
--------------------------------------------------------------------------------------------------
OTHER OPERATIONS
Premiums and fees and other revenues.............................  $     859  $     874  $     810
Net investment income............................................        742      1,200      1,222
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      1,601      2,074      2,032
Income tax expense...............................................        165         83         84
Operating income.................................................        306        159        163
Assets under management:
  Invested assets................................................     10,006     16,181     16,193
  Separate account...............................................      2,229      1,099        775
--------------------------------------------------------------------------------------------------
Total............................................................  $  12,235  $  17,280  $  16,968
--------------------------------------------------------------------------------------------------
REALIZED INVESTMENT GAINS
Realized investment gains........................................  $      93  $      45  $      37
Income tax expense...............................................         33          8         17
--------------------------------------------------------------------------------------------------
Realized investment gains (losses), net of taxes.................  $      60  $      37  $      20
--------------------------------------------------------------------------------------------------
TOTAL
Premiums and fees and other revenues.............................  $   6,110  $   5,386  $   5,323
Net investment income............................................      2,637      3,139      3,199
Realized investment gains........................................         93         45         37
--------------------------------------------------------------------------------------------------
Total revenues...................................................      8,840      8,570      8,559
Income tax expense...............................................        425        298        313
Operating income.................................................        746        578        537
Realized investment gains (losses), net of taxes.................         60         37         20
Net income.......................................................        806        615        557
Assets under management:
  Invested assets................................................     34,036     40,701     39,777
  Separate account...............................................     34,648     29,217     22,555
--------------------------------------------------------------------------------------------------
Total............................................................  $  68,684  $  69,918  $  62,332
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  Premiums and fees and other revenues by product type for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
Medical and Dental Indemnity........................................  $   3,566  $   2,883  $   2,726
Group Life..........................................................      1,363      1,355      1,467
Other...............................................................      1,181      1,148      1,130
-----------------------------------------------------------------------------------------------------
Total premiums and fees and other revenues..........................  $   6,110  $   5,386  $   5,323
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  For the year ended December 31, 1998, 1997 and 1996, the change in net translation of foreign currencies reflects increases of $2 million for 1998 and 1997, and $3 million for 1996.

  Premiums and fees and other revenues by geographic region for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
Domestic............................................................  $   6,068  $   5,356  $   5,291
Foreign.............................................................         42         30         32
-----------------------------------------------------------------------------------------------------
Total premiums and fees and other revenues..........................  $   6,110  $   5,386  $   5,323
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The Company's aggregate foreign exchange transaction losses and foreign long-lived assets for the year ended and as of December 31, 1998, 1997 and 1996 were not material.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1998 and 1997.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1998 and 1997 were $834 million and $869 million, respectively.

  Effective January 1, 1998, the Company assumed insurance reserves totaling $85 million, along with a corresponding amount of invested and other assets, under a coinsurance arrangement assigned from Healthsource Insurance Company, an affiliate. In addition, the Company was assigned the responsibility for administering self-funded employee benefit plan products from Healthsource Provident Administrators, Inc. (HPA), another affiliate. As part of this assignment, net assets of approximately $304 million were transferred to the Company from HPA.

  The Company had lines of credit available from affiliates totaling $600 million at December 31, 1998 and 1997. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1.5 million, $0.2 million and $1.0 million for 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totaling $600 million at December 31, 1998 and 1997. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1998 or 1997.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1998 and 1997, the Company had a balance in the Account of $1.1 billion and $484 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

NOTE 13 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 17 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1998 and 1997 was $85 million and $202 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in net investment income as earned. During 1998, 1997 and 1996, this income was not material. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1998, 1997 or 1996.

  The Company has entered into specialty life reinsurance contracts that guarantee payments for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments if account holders expire or elect to receive periodic income payments. For those accounts with mortality risk, reserves are established in amounts adequate to meet the estimated future obligations using various assumptions as to equity market conditions, premiums, mortality and lapse rates, including provision for adverse deviation. As of December 31, 1998 and 1997, the amount of recorded liabilities was $52 million and $29 million, respectively. Although these guarantees may adversely affect the Company's results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1998 and 1997, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.6 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1998 and 1997. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to restrict insurance pricing and the application of underwriting standards and revise federal tax laws. Some of the more significant issues are discussed below.

  In early 1999, the Administration proposed a federal budget that would eliminate the deferral of taxation of certain statutory income of life insurance companies. As discussed in Note 7, the Company has not provided taxes on $450 million of such income. If the budget provision is enacted, the Company will record additional income tax expense of $158 million to reflect this liability. The proposed federal budget also would limit the deduction of interest expense on the general indebtedness of corporations owning non-leveraged corporate life insurance policies covering the lives of officers, employees or directors. If this latter provision is enacted as proposed, the Company does not anticipate that it will have a material effect on its consolidated results of operations, liquidity, or financial condition, although it could have a material adverse effect on the results of operations of the Employee Retirement Benefits and Investment Services segment.

  In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate life insurance products. For 1998 and 1997, revenues of $556 million and

$591 million, respectively, and net income of $42 million and $44 million, respectively, were from leveraged corporate life insurance products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

  In 1998, the NAIC adopted standardized statutory accounting principles. Since these principles have not been adopted by most of the insurance departments of various jurisdictions in which the Company's insurance subsidiaries are domiciled, the timing and effects of implementation have not yet been determined.

  The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies and other insurance-related assessments. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded no pre-tax charges for 1998, and $17 million and $26 million for 1997 and 1996, respectively, for estimated guaranty fund and other insurance-related assessments before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICEWATERHOUSECOOPERS LLP         [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Corporate Insurance Variable Life Separate Account 02

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund - Alger American Growth Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; CIGNA Variable Products Group - CIGNA Variable Products Money Market Fund, CIGNA Variable Products S&P 500 Index Fund; Fidelity Variable Insurance Products Fund - Equity-Income Portfolio, High Income Portfolio; Fidelity Variable Insurance Products Fund II - Investment Grade Bond Portfolio; Janus Aspen Series - Janus Aspen Series Short-Term Bond Portfolio, Janus Aspen Series Worldwide Growth Portfolio; MFS Variable Insurance Trust - MFS Emerging Growth Series, MFS Total Return Series; OCC Accumulation Trust - OCC Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio; Templeton Variable Products Series Fund - Templeton International Fund - Class I (constituting the CG Corporate Insurance Variable Life Separate Account 02, hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, Connecticut
February 19, 1999

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                                                                         FIDELITY
                                                                                                                         VARIABLE
                                                                                                       FIDELITY         INSURANCE
                                                                            CIGNA VARIABLE        VARIABLE INSURANCE     PRODUCTS
                                                                            PRODUCTS GROUP             PRODUCTS          FUND II
                                   ALGER AMERICAN FUND SUB-ACCOUNTS          SUB-ACCOUNTS         FUND SUB-ACCOUNTS     SUB-ACCOUNT
                                --------------------------------------  ----------------------  ----------------------  ----------
                                                 MIDCAP       SMALL       MONEY      S&P 500     EQUITY-       HIGH     INVESTMENT
                                   GROWTH        GROWTH     CAPITALIZATION   MARKET   INDEX       INCOME      INCOME    GRADE BOND
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
ASSETS:
Investment in variable
  insurance funds at fair
  value.......................  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
Receivable from Connecticut
  General Life Insurance
  Company.....................       --                598         90       --          --          --             363     --
Receivable for fund shares
  sold........................        12,197       --          --           10,755       3,935       9,846                    170
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total assets..............       525,002       279,612    598,402      223,902  27,266,162   1,111,736   1,079,870  5,897,461
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life
  Insurance Company...........        12,197       --          --           10,755       3,935       9,846      --            170
Payable for fund shares
  purchased...................       --                598         90       --          --          --             363     --
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total liabilities.........        12,197           598         90       10,755       3,935       9,846         363        170
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Net assets................  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
Accumulation units outstanding
  -- Contracts sold before May
  1, 1998.....................        29,858        19,198     23,818       19,624   1,708,791      83,871      98,758    466,141
Net asset value per
  accumulation unit...........  $  17.174509  $  14.533269  $14.358496  $10.861410  $15.363576  $13.137868  $10.930880  $11.693725
Accumulation units outstanding
  -- Contracts sold after
  April 30, 1998..............       --            --          24,144       --          90,399      --          --         42,614
Net asset value per
  accumulation unit...........       --            --       $10.616506      --      $11.162600      --          --      $10.474584
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
Accumulation net assets.......  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1998

                                                                                                                      TEMPLETON
                                                                                                                       VARIABLE
                                                                                                                       PRODUCTS
                                                                                                                        SERIES
                                                                                                                         FUND
                                  JANUS ASPEN SERIES     MFS VARIABLE INSURANCE                                       SUB-ACCOUNT
                                     SUB-ACCOUNTS          TRUST SUB-ACCOUNTS           OCC ACCUMULATION TRUST        ----------
                                ----------------------  ------------------------             SUB-ACCOUNTS             INTERNATIONAL
                                SHORT-TERM  WORLDWIDE    EMERGING       TOTAL     ----------------------------------  -
                                   BOND       GROWTH      GROWTH        RETURN      EQUITY     MANAGED    SMALL CAP    CLASS 1
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
ASSETS:
Investment in variable
  insurance funds at fair
  value.......................  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
Receivable from Connecticut
  General Life Insurance
  Company.....................      --          --              893        2,238         208      --             120     --
Receivable for fund shares
  sold........................      --           5,911      --            --          --          10,593      --          1,623
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Total assets..............      --       2,832,188    1,027,482       66,028     148,083     749,966   1,258,098  1,297,666
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life
  Insurance Company...........      --           5,911      --            --          --          10,593      --          1,623
Payable for fund shares
  purchased...................      --          --              893        2,238         208      --             120     --
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Total liabilities.........      --           5,911          893        2,238         208      10,593         120      1,623
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Net assets................  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
Accumulation units outstanding
  -- Contracts sold before May
  1, 1998.....................      --         194,396       66,199        4,987      11,240      59,386     116,250     99,869
Net asset value per
  accumulation unit...........      --      $14.538727  $ 15.507615   $12.791189  $13.156140  $12.450284  $10.821353  $11.832899
Accumulation units outstanding
  -- Contracts sold after
  April 30, 1998..............      --          --          --            --          --          --          --         11,884
Net asset value per
  accumulation unit...........      --          --          --            --          --          --          --      $9.617966
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
Accumulation net assets.......  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                 FIDELITY VARIABLE
                                                                      CIGNA VARIABLE       FIDELITY VARIABLE         INSURANCE
                                                                         PRODUCTS          INSURANCE PRODUCTS    PRODUCTS FUND II
                              ALGER AMERICAN FUND SUB-ACCOUNTS      GROUP SUB-ACCOUNTS     FUND SUB-ACCOUNTS        SUB-ACCOUNT
                           --------------------------------------   -------------------   --------------------   -----------------
                                        MIDCAP         SMALL         MONEY     S&P 500    EQUITY-      HIGH         INVESTMENT
                            GROWTH      GROWTH     CAPITALIZATION    MARKET     INDEX      INCOME     INCOME        GRADE BOND
                           ---------   ---------   --------------   --------   --------   --------   ---------   -----------------
INVESTMENT INCOME:
Dividends................  $     482   $  --       $           1    $ 39,467   $520,757   $  4,536   $  23,780   $        235,834

EXPENSES:
Mortality and expense
  risk and administrative
  charges................      2,328       1,536           3,036       7,446    190,138      7,081       5,020             52,445
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
Net investment gain
  (loss).................     (1,846)     (1,536)         (3,035)     32,021    330,619     (2,545)     18,760            183,389
                           ---------   ---------         -------    --------   --------   --------   ---------           --------

NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Capital gain
  distributions from
  portfolio sponsors.....     29,450      11,691          34,120       --       223,478     16,142      15,111             27,981
Net realized gain (loss)
  on share
  transactions...........      2,954       1,992            (972)      --       107,742       (105)         51             13,754
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
  Net realized gain......     32,404      13,683          33,148       --       331,220     16,037      15,162             41,735
Change in net unrealized
  gain (loss)............     91,238      40,548           5,340       --      4,308,965    36,839     (50,282)           201,263
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
  Net realized and
   unrealized gain (loss)
   on investments........    123,642      54,231          38,488       --      4,640,185    52,876     (35,120)           242,998
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $ 121,796   $  52,695   $      35,453    $ 32,021   $4,970,804 $ 50,331   $ (16,360)  $        426,387
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
                           ---------   ---------         -------    --------   --------   --------   ---------           --------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                 TEMPLETON
                                                       MFS VARIABLE                                              VARIABLE
                             JANUS ASPEN SERIES          INSURANCE                                            PRODUCTS SERIES
                                SUB-ACCOUNTS        TRUST SUB-ACCOUNTS            OCC ACCUMULATION           FUND SUB-ACCOUNT
                           ----------------------   -------------------          TRUST SUB-ACCOUNTS          -----------------
                           SHORT-TERM   WORLDWIDE   EMERGING    TOTAL     --------------------------------    INTERNATIONAL -
                             BOND*       GROWTH      GROWTH     RETURN     EQUITY    MANAGED    SMALL CAP         CLASS 1
                           ----------   ---------   --------   --------   --------   --------   ----------   -----------------
INVESTMENT INCOME:
Dividends................  $      18    $  67,675   $  --      $     77   $    726   $ 3,601    $    4,734   $         15,674

EXPENSES:
Mortality and expense
  risk and administrative
  charges................         13       23,832      6,074        249        996     5,426        13,225              9,709
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
Net investment gain
  (loss).................          5       43,843     (6,074)      (172)      (270)   (1,825)       (8,491)             5,965
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Capital gain
  distributions from
  portfolio sponsors.....          2       27,273      4,451         91      3,143    14,415        51,695             28,023
Net realized gain (loss)
  on share
  transactions...........         43      (19,943)    (2,772)        34        522     1,337       (29,631)               940
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
  Net realized gain......         45        7,330      1,679        125      3,665    15,752        22,064             28,963
Change in net unrealized
  gain (loss)............     --          479,024    216,913      3,234      6,897    22,152      (177,446)           (28,223)
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
  Net realized and
   unrealized gain (loss)
   on investments........         45      486,354    218,592      3,359     10,562    37,904      (155,382)               740
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $      50    $ 530,197   $212,518   $  3,187   $ 10,292   $36,079    $ (163,873)  $          6,705
                                  --
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
                                        ---------   --------   --------   --------   --------   ----------           --------

* For the period ended December 31, 1998.

  Deposits first received January 29, 1998.

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                             FIDELITY
                                                                                             VARIABLE
                                                                                             INSURANCE
                                                                         CIGNA VARIABLE      PRODUCTS
                                                                         PRODUCTS GROUP        FUND
                                 ALGER AMERICAN FUND SUB-ACCOUNTS         SUB-ACCOUNTS       SUB-ACCOUNTS
                                -----------------------------------  ----------------------  ---------
                                               MIDCAP      SMALL       MONEY      S&P 500     EQUITY-
                                  GROWTH       GROWTH    CAPITALIZATION   MARKET   INDEX      INCOME
                                -----------  ----------  ----------  ----------  ----------  ---------
OPERATIONS:
Net investment gain (loss)....  $    (1,846) $   (1,536) $  (3,035 ) $   32,021  $  330,619  $  (2,545)
Net realized gain.............       32,404      13,683     33,148       --         331,220     16,037
Net unrealized gain (loss)....       91,238      40,548      5,340       --       4,308,965     36,839
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   operations.................      121,796      52,695     35,453       32,021   4,970,804     50,331
                                -----------  ----------  ----------  ----------  ----------  ---------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............      234,347     107,151    115,723    8,339,674   6,448,072    436,963
Participant transfers.........      178,850     100,550    387,084   (7,699,759)  3,889,673    543,337
Participant withdrawals.......      (72,383)    (19,855)   (30,038 )   (530,422) (1,497,945)  (111,582)
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   participant transactions...      340,814     187,846    472,769      109,493   8,839,800    868,718
                                -----------  ----------  ----------  ----------  ----------  ---------
    Total increase (decrease)
     in net assets............      462,610     240,541    508,222      141,514  13,810,604    919,049

NET ASSETS:
Beginning of year.............       50,195      38,473     90,090       71,633  13,451,623    182,841
                                -----------  ----------  ----------  ----------  ----------  ---------
End of year...................  $   512,805  $  279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890
                                -----------  ----------  ----------  ----------  ----------  ---------
                                -----------  ----------  ----------  ----------  ----------  ---------

                                              FIDELITY
                                              VARIABLE
                                             INSURANCE
                                              PRODUCTS
                                              FUND II
                                             SUB-ACCOUNT
                                             ----------
                                   HIGH      INVESTMENT
                                  INCOME     GRADE BOND
                                -----------  ----------
OPERATIONS:
Net investment gain (loss)....  $    18,760  $ 183,389
Net realized gain.............       15,162     41,735
Net unrealized gain (loss)....      (50,282)   201,263
                                -----------  ----------
  Net increase (decrease) from
   operations.................      (16,360)   426,387
                                -----------  ----------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............      220,573    424,660
Participant transfers.........      612,890    838,386
Participant withdrawals.......      (42,487)  (773,867 )
                                -----------  ----------
  Net increase (decrease) from
   participant transactions...      790,976    489,179
                                -----------  ----------
    Total increase (decrease)
     in net assets............      774,616    915,566
NET ASSETS:
Beginning of year.............      304,891  4,981,725
                                -----------  ----------
End of year...................  $ 1,079,507  $5,897,291
                                -----------  ----------
                                -----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                             TEMPLETON
                                                                                                             VARIABLE
                                                                                                             PRODUCTS
                                                       MFS VARIABLE                                         SERIES FUND
                                JANUS ASPEN SERIES       INSURANCE                                          SUB-ACCOUNT
                                   SUB-ACCOUNTS     TRUST SUB-ACCOUNTS     OCC ACCUMULATION TRUST SUB-     -------------
                                ------------------  -------------------              ACCOUNTS              INTERNATIONAL
                                SHORT-TERM WORLDWIDE EMERGING   TOTAL    --------------------------------        -
                                 BOND*     GROWTH    GROWTH    RETURN      EQUITY     MANAGED   SMALL CAP     CLASS 1
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
OPERATIONS:
Net investment gain (loss)....  $     5   $ 43,843  $ (6,074) $    (172) $      (270) $ (1,825) $  (8,491) $     5,965
Net realized gain.............       45      7,330     1,679        125        3,665    15,752     22,064       28,963
Net unrealized gain (loss)....    --       479,024   216,913      3,234        6,897    22,152   (177,446)     (28,223  )
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   operations.................       50    530,197   212,518      3,187       10,292    36,079   (163,873)       6,705
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............    5,631    687,079   316,114      6,219      105,497   449,913    128,149      424,779
Participant transfers.........   (5,488 )  254,640   274,990     55,960       14,836   (10,371)    89,173      342,949
Participant withdrawals.......     (193 ) (306,422)  (86,142)    (5,231)     (30,729)  (70,856)  (158,738)     (55,891  )
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   participant transactions...      (50 )  635,297   504,962     56,948       89,604   368,686     58,584      711,837
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
    Total increase (decrease)
     in net assets............    --      1,165,494  717,480     60,135       99,896   404,765   (105,289)     718,542

NET ASSETS:
Beginning of year.............    --      1,660,783  309,109      3,655       47,979   334,608  1,363,267      577,501
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
End of year...................  $ --      $2,826,277 $1,026,589 $  63,790 $   147,875 $739,373  $1,257,978 $ 1,296,043
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------


--------------------------

* For the period ended December 31, 1998.

  Deposits first received January 29, 1998.

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED TO DECEMBER 31, 1997

                                                                                             FIDELITY
                                                                         CIGNA VARIABLE         VIP
                                     ALGER AMERICAN PORTFOLIO            PRODUCTS GROUP      PORTFOLIO
                                           SUB-ACCOUNTS                   SUB-ACCOUNTS       SUB-ACCOUNTS
                                -----------------------------------  ----------------------  ---------
                                               MIDCAP      SMALL       MONEY                  EQUITY-
                                  GROWTH       GROWTH    CAPITALIZATION  MARKET*  S&P 500     INCOME
                                -----------  ----------  ----------  ----------  ----------  ---------
Date deposits first
  received....................      2/24/97     2/24/97    3/31/97     12/24/96     2/24/97    2/24/97

OPERATIONS:
Net investment gain (loss)....  $       (89) $     (242) $    (512 ) $   68,033  $  196,883  $    (944)
Net realized gain.............          102         628      2,183       --         293,784        309
Net unrealized gain...........        1,223       5,140     10,441       --       1,320,848     26,400
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase from
   operations.................        1,236       5,526     12,112       68,033   1,811,515     25,765
                                -----------  ----------  ----------  ----------  ----------  ---------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............       41,099       1,222     --       20,606,819     916,689     61,215
Participant transfers.........        9,624      33,892     82,004   (20,953,420) 10,900,475   105,195
Participant withdrawals.......       (1,764)     (2,167)    (4,026 )   (260,990)   (177,056)    (9,334)
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   participant transactions...       48,959      32,947     77,978     (607,591) 11,640,108    157,076
                                -----------  ----------  ----------  ----------  ----------  ---------
    Total increase (decrease)
     in net assets............       50,195      38,473     90,090     (539,558) 13,451,623    182,841

NET ASSETS:
Beginning of period...........      --           --         --          611,191      --         --
                                -----------  ----------  ----------  ----------  ----------  ---------
End of period.................  $    50,195  $   38,473  $  90,090   $   71,633  $13,451,623 $ 182,841
                                -----------  ----------  ----------  ----------  ----------  ---------
                                -----------  ----------  ----------  ----------  ----------  ---------

                                              FIDELITY
                                               VIP II
                                             PORTFOLIO
                                             SUB-ACCOUNTS
                                             ----------
                                   HIGH      INVESTMENT
                                  INCOME     GRADE BOND
                                -----------  ----------
Date deposits first
  received....................      1/29/97    1/29/97
OPERATIONS:
Net investment gain (loss)....  $     7,138  $  (8,846 )
Net realized gain.............        1,385        110
Net unrealized gain...........       27,140    192,098
                                -----------  ----------
  Net increase from
   operations.................       35,663    183,362
                                -----------  ----------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............       65,300    186,655
Participant transfers.........      217,909  4,637,295
Participant withdrawals.......      (13,981)   (25,587 )
                                -----------  ----------
  Net increase (decrease) from
   participant transactions...      269,228  4,798,363
                                -----------  ----------
    Total increase (decrease)
     in net assets............      304,891  4,981,725
NET ASSETS:
Beginning of period...........      --          --
                                -----------  ----------
End of period.................  $   304,891  $4,981,725
                                -----------  ----------
                                -----------  ----------

--------------------------

* For the Year Ended December 31, 1997 (Deposits first received December 24,
    1996)

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIODS INDICATED TO DECEMBER 31, 1997

                                 JANUS
                                 ASPEN
                                 SERIES       MFS SERIES
                                SUB-ACCOUNT    SUB-ACCOUNTS            OCC ACCUMULATION            TEMPLETON
                                --------  -------------------         TRUST SUB-ACCOUNTS         SUB-ACCOUNTS
                                WORLDWIDE EMERGING    TOTAL    --------------------------------  -------------
                                 GROWTH    GROWTH    RETURN      EQUITY     MANAGED   SMALL CAP  INTERNATIONAL
                                --------  --------  ---------  -----------  --------  ---------  -------------
Date deposits first
  received....................   2/24/97   1/29/97    2/24/97      2/24/97   1/29/97    2/24/97       2/24/97

OPERATIONS:
Net investment (loss).........  $ (1,199) $ (1,959) $     (14) $       (74) $    (62) $  (4,467) $     (2,220 )
Net realized gain (loss)......       715       230          8          219     6,115        365           (13 )
Net unrealized gain (loss)....    43,891    36,451        308        2,992    27,581     19,222        (7,247 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   operations.................    43,407    34,722        302        3,137    33,634     15,120        (9,480 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............   177,366    83,322      2,184       25,651   131,629     53,337       273,855
Participant transfers.........  1,459,273  206,614      1,763       25,340   184,083  1,298,529       322,803
Participant withdrawals.......   (19,263)  (15,549)      (594)      (6,149)  (14,738)    (3,719)       (9,677 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase from
   participant transactions...  1,617,376  274,387      3,353       44,842   300,974  1,348,147       586,981
                                --------  --------  ---------  -----------  --------  ---------  -------------
    Total increase in net
     assets...................  1,660,783  309,109      3,655       47,979   334,608  1,363,267       577,501

NET ASSETS:
Beginning of period...........     --        --        --          --          --        --           --
                                --------  --------  ---------  -----------  --------  ---------  -------------
End of period.................  $1,660,783 $309,109 $   3,655  $    47,979  $334,608  $1,363,267 $    577,501
                                --------  --------  ---------  -----------  --------  ---------  -------------
                                --------  --------  ---------  -----------  --------  ---------  -------------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION
    CG Corporate Insurance Variable Life Separate Account 02 (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    At December 31, 1998, the assets of the Account are divided into variable sub-accounts, each of which is invested in shares of one of seventeen portfolios (mutual funds) of nine diversified open-end management investment companies, each portfolio having its own investment objective. Transfers are permitted between these portfolios and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

ALGER AMERICAN FUND:
              Alger American Growth Portfolio
              Alger American MidCap Growth Portfolio
              Alger American Small Capitalization Portfolio
BT INSURANCE FUNDS TRUST:
              EAFE-Registered Trademark- Equity Index Fund*
              Small Cap Index Fund*
CIGNA VARIABLE PRODUCTS GROUP:
              CIGNA Variable Products Money Market Fund
              CIGNA Variable Products S&P 500 Index Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
              Equity-Income Portfolio ("Fidelity Equity-Income Portfolio")
              High Income Portfolio ("Fidelity High Income Portfolio")
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
              Investment Grade Bond Portfolio ("Fidelity Investment Grade Bond Portfolio")
JANUS ASPEN SERIES:
              Janus Aspen Series Short-Term Bond Portfolio**
              Janus Aspen Series Worldwide Growth Portfolio
MFS VARIABLE INSURANCE TRUST:
              MFS Emerging Growth Series
              MFS Total Return Series
OCC ACCUMULATION TRUST:
              OCC Equity Portfolio
              OCC Managed Portfolio
              OCC Small Cap Portfolio
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
              Templeton International Fund - Class 1

 * Not active. No deposits received as of December 31, 1998.
** This fund was no longer offered as of September 15, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
    These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts.

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                                                                              65

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

  A. INVESTMENT VALUATION: Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 1998. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

  B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

  C. FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

3. INVESTMENTS
    Total shares outstanding and cost of investments as of December 31, 1998 were:

---------------------------------------------------------------------------------------------
                                                                                    Cost of
Sub-Account                                                           Shares Held  Investments
---------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................       9,636   $  420,344
Alger American MidCap Growth Portfolio..............................       9,665      233,326
Alger American Small Capitalization Portfolio.......................      13,607      582,531
CIGNA Variable Products Money Market Fund...........................     213,147      213,147
CIGNA Variable Products S&P 500 Index Fund..........................   1,381,765   21,632,414
Fidelity Equity-Income Portfolio....................................      43,347    1,038,651
Fidelity High Income Portfolio......................................      93,626    1,102,649
Fidelity Investment Grade Bond Portfolio............................     455,038    5,503,930
Janus Aspen Series Worldwide Growth Portfolio.......................      97,157    2,303,362
MFS Emerging Growth Series..........................................      47,815      773,225
MFS Total Return Series.............................................       3,520       60,248
OCC Equity Portfolio................................................       3,821      137,986
OCC Managed Portfolio...............................................      16,904      689,640
OCC Small Cap Portfolio.............................................      54,458    1,416,202
Templeton International Fund - Class 1..............................      62,614    1,331,513
---------------------------------------------------------------------------------------------

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                                                                              67

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

    Total purchases and sales of shares of each mutual fund for the year ended December 31, 1998 amounted to:

-------------------------------------------------------------------------------------------
Sub-Account                                                           Purchases     Sales
-------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................  $  461,416  $  92,998
Alger American MidCap Growth Portfolio..............................     266,163     68,162
Alger American Small Capitalization Portfolio.......................     544,147     40,293
CIGNA Variable Products Money Market Fund...........................   9,192,317  9,050,804
CIGNA Variable Products S&P 500 Index Fund..........................  11,309,560  1,915,663
Fidelity Equity-Income Portfolio....................................   1,052,375    170,060
Fidelity High Income Portfolio......................................     882,854     58,007
Fidelity Investment Grade Bond Portfolio............................   1,425,205    724,656
Janus Aspen Series Short-Term Bond Portfolio*.......................       8,052      8,095
Janus Aspen Series Worldwide Growth Portfolio.......................   1,192,451    486,038
MFS Emerging Growth Series..........................................   1,084,519    581,180
MFS Total Return Series.............................................      67,504     10,637
OCC Equity Portfolio................................................     134,932     42,455
OCC Managed Portfolio...............................................     529,169    147,893
OCC Small Cap Portfolio.............................................     326,456    224,668
Templeton International Fund - Class 1..............................     904,336    158,511
-------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

4. CHARGES AND DEDUCTIONS
    For all contracts sold after April 30, 1998, CG Life charges each variable sub-account for mortality and expense risks the daily equivalent of .70%, on an annual basis, of the current value of each sub-account's assets during the first fifteen policy years and .25% thereafter. All contracts sold before May 1, 1998 have an annual fee for mortality and expense risks of .85% per year during the first ten policy years, .45% per year during the eleventh through fifteenth policy years and .15% thereafter.

    For all contracts sold after April 30, 1998, CG Life charges each variable sub-account for administrative costs, a daily deduction currently equivalent to
 .10% per year during the first fifteen policy years only. For all contracts sold before May 1, 1998, CG Life charges administrative costs at the rate of .10% per year for the first ten policy years only.

    Both the mortality and expense risk charge and the administrative fee deductions are also assessed against amounts held in the fixed account, if any. The fixed account is part of the general account of CG Life and is not included in these financial statements.

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                                                                              69

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)

    The fees charged by CG Life for mortality and expense risks and administrative fees from variable sub-accounts for the year ended December 31, 1998 amounted to:

-----------------------------------------------------------------------------------------------
                                                                       Mortality
                                                                          and      Asset Based
                                                                        Expense   Administrative
Sub-Account                                                            Risk Fees      Fees
-----------------------------------------------------------------------------------------------
Alger American Growth Portfolio......................................  $   2,083    $     245
Alger American MidCap Growth Portfolio...............................      1,374          162
Alger American Small Capitalization Portfolio........................      2,702          334
CIGNA Variable Products Money Market Fund............................      6,652          794
CIGNA Variable Products S&P 500 Index Fund...........................    170,096       20,042
Fidelity Equity-Income Portfolio.....................................      6,336          745
Fidelity High Income Portfolio.......................................      4,491          529
Fidelity Investment Grade Bond Portfolio.............................     46,895        5,550
Janus Aspen Series Short-Term Bond Portfolio*........................         12            1
Janus Aspen Series Worldwide Growth Portfolio........................     21,312        2,520
MFS Emerging Growth Series...........................................      5,435          639
MFS Total Return Series..............................................        223           26
OCC Equity Portfolio.................................................        891          105
OCC Managed Portfolio................................................      4,855          571
OCC Small Cap Portfolio..............................................     11,833        1,392
Templeton International Fund - Class 1...............................      8,679        1,030
-----------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

    CG Life charges a one-time policy issue fee of $175 from the accumulation value for a portion of CG Life's administrative expenses for all contracts sold after April 30, 1998 and $250 for all contracts sold before May 1, 1998. Policy issue fees, which are deducted from the initial premium payment, amounted to $221,450, all of which were deducted from the CIGNA Variable Products Money Market Fund.

    For all contracts sold after April 30, 1998, CG Life deducts a premium load of 6.5% of each premium payment to cover sales loads, state taxes and Federal income tax liabilities. An additional 45% on premium payments up to target premium specified in the policy will be deducted in the first policy year and an additional 12% of premium payments up to target premium will be deducted in policy years two through ten. In the event that the specified amount under the policy is increased, other than a change in the death benefit option, an additional 25% premium load on premium payments up to the increase in the target premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments are attributable to the increase in specified amount rather than to the previously existing specified amount.

    For all contracts sold before May 1, 1998, CG Life deducts a premium load of 6.5% of each premium payment to cover sales loads, state taxes and Federal income tax liabilities. An additional 40% on premium payments, up to one guideline annual premium, as defined in the Account's prospectus, will be deducted in the first policy year. In the event that the specified amount under the policy is increased, other than a change in the death benefit option, an additional 25% premium load on premium payments up to the increase in the guideline annual premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments are attributable to the increase in specified amount rather than to the previously existing specified amount.

                 (This page has been left blank intentionally.)

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)

    CG Life charges a monthly administrative fee of $8 per month. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, years since issue, risk class (in accordance with state law) of the insured and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

    CG Life charges a $25 transaction fee for each transfer between funding options in excess of four during the policy year. No transaction fee charges were paid to CG Life for the year ended December 31, 1998.

    Fees charged by CG Life for premium loads are deducted from premium payments. Administrative fees and the amount deducted for the cost of insurance are included in participant withdrawals. Premium loads, net of refunds, administrative fees and costs of insurance, by variable sub-account, for the year ended December 31, 1998, amounted to:

-------------------------------------------------------------------------------------------------
                                                            Premium
                                                          Loads, net                   Costs of
                                                              of       Administrative  Insurance
Sub-Account                                                 Refunds        Fees        Deduction
-------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.........................   $  67,042     $   2,505     $  36,575
Alger American MidCap Growth Portfolio..................      17,119         1,208        12,068
Alger American Small Capitalization Portfolio...........      22,663         2,897        25,097
CIGNA Variable Products Money Market Fund...............   2,965,205         5,817       251,740
CIGNA Variable Products S&P 500 Index Fund..............     571,707        33,462       473,457
Fidelity Equity-Income Portfolio........................      95,805         9,121        70,128
Fidelity High Income Portfolio..........................      28,917         1,751        32,199
Fidelity Investment Grade Bond Portfolio................      37,989         8,454        93,498
Janus Aspen Series Short-Term Bond Portfolio*...........         391            13           180
Janus Aspen Series Worldwide Growth Portfolio...........      89,836         6,116        87,644
MFS Emerging Growth Series..............................      41,098         5,273        52,047
MFS Total Return Series.................................       3,265           280         4,994
OCC Equity Portfolio....................................      10,581         1,620        22,975
OCC Managed Portfolio...................................      93,545         3,178        32,486
OCC Small Cap Portfolio.................................      14,067         1,015        15,872
Templeton International Fund - Class 1..................      66,157         6,068        43,649
-------------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

    For policies issued after April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be paid equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during the months 25 through 36, the credit will equal 33% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)
    For policies issued between May 1, 1997 and April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be paid equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

    For policies issued before May 1, 1997, CG Life will refund 60% of all premium loads previously deducted if a policy is fully surrendered during the first 12 months after issue. If a policy is fully surrendered during the months 13 through 24 after issue, the refund will equal 30% of all premium loads previously deducted.

    Premium load refunds for the year ended December 31, 1998 amounted to $58,750.

    For partial surrenders, a transaction charge of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken, unless the policy owner and CG Life agree otherwise.

    Partial surrender transaction charges paid to CG Life attributable to the variable sub-accounts for the year ended December 31, 1998 were not significant.

5. DISTRIBUTION OF NET INCOME
    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

6. DIVERSIFICATION REQUIREMENTS
    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations and that the Account therefore satisfies the requirements of the regulations, and that the Account will continue to meet such requirements.

APPENDIX 1

ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance, assuming in separate illustrations both our current charges and our guaranteed charges under the Policies (guaranteed charges only for Policies with the joint and survivorship benefit). The illustrations illustrate how accumulation values, surrender values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the accumulation values, surrender values and death benefits may be different. The illustrations also assume there are no Policy loans, no additional premium payments are made other than shown, no accumulation values are allocated to the Fixed Account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the accumulation value, surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks for administrative expenses. The administrative expense charge is currently at an annual effective rate of 0.10% of the daily net asset value of the Variable Account during the first ten policy years, and is guaranteed not to exceed 0.30% per year. The current mortality and expense risk charges are equivalent to an annual effective rate of:



       - .85% of the daily net asset value of the Variable Account in years one through ten,



       - .45% of the daily net assets of the Variable Account in years 11-15, and



       - .15% of the daily net assets value of the Variable Account thereafter.



The mortality and expense risk charge is guaranteed not to exceed an annual effective rate of 0.90%. In addition, the net investment returns also reflect the deduction of fund investment advisory fees and other expenses. These advisory fees and other expenses will vary depending on which funding vehicle is chosen but are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.71% of the daily net asset value of the Variable Account.


Assuming current charges for administration and mortality and expense risks, gross annual rate of 0%, 6%, and 12% correspond to net experience at constant annual rates of:


       -   -1.66%, 4.34% and 10.34% during the first ten policy years, and



       - constant annual rates of -1.16%, 4.84% and 10.84% during policy years 11-15, and



       -   -0.86%, 5.14% and 11.14% thereafter.


Assuming guaranteed charges for administration and mortality and expense risks, gross annual rates of 0%, 6% and 12% correspond to net experience at constant annual rates of


       -   -1.91%, 4.09% and 10.09% in all policy years.



The illustrations also reflect the fact that we take monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies that are issued as guaranteed issue. Medically underwritten Policies issued on a standard or substandard basis would result in different accumulation values and death benefits than those illustrated. The values shown for Policies with the joint and survivorship benefit are on a medically underwritten, standard basis.

The illustrations also reflect the fact that we deduct a premium charge from each premium payment. Current and guaranteed values reflect a deduction of:

       -   6.5% of each premium payment, plus


       - 40% of the first year's premium payments up to one guideline annual premium.


The surrender values shown in the illustrations reflect the fact that we:


       - refund a portion of the sales charge for any Policy surrendered in the first two years;


       - deduct an $8 monthly administrative charge at the beginning of each policy month, and


       -   deduct an initial $250 policy issue charge.


Upon request, we will furnish a comparable illustration based on the proposed Insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,689      1,811       1,933      3,811      3,933       4,055
   2        10,117     500,000    500,000     500,000      5,407      5,887       6,382      6,542      7,022       7,517
   3        15,558     500,000    500,000     500,000      8,934     10,007      11,156      8,934     10,007      11,156
   4        21,270     500,000    500,000     500,000     12,265     14,166      16,280     12,265     14,166      16,280
   5        27,269     500,000    500,000     500,000     15,426     18,390      21,818     15,426     18,390      21,818
   6        33,567     500,000    500,000     500,000     18,432     22,694      27,828     18,432     22,694      27,828
   7        40,181     500,000    500,000     500,000     21,287     27,086      34,362     21,287     27,086      34,362
   8        47,125     500,000    500,000     500,000     24,005     31,581      41,492     24,005     31,581      41,492
   9        54,416     500,000    500,000     500,000     26,590     36,188      49,283     26,590     36,188      49,283
  10        62,072     500,000    500,000     500,000     29,035     40,905      57,802     29,035     40,905      57,802
  15       106,490     500,000    500,000     500,000     38,986     66,650     115,762     38,986     66,650     115,762
  20       163,180     500,000    500,000     500,000     40,698     92,456     209,580     40,698     92,456     209,580
  25       235,533     500,000    500,000     500,000     27,096    111,860     365,535     27,096    111,860     365,535
  30       327,876     500,000    500,000     679,917          0    118,072     640,946          0    118,072     640,946


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and administrative expense charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES


                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
                        -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
                                 IN YEARS 1-10                       IN YEARS 1-10                       IN YEARS 1-10
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED            IN YEARS 11-15                      IN YEARS 11-15                      IN YEARS 11-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR        IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1         4,935     500,000    500,000       500,000        641        729           818      2,763      2,851         2,940
   2        10,117     500,000    500,000       500,000      3,338      3,686         4,047      4,473      4,821         5,182
   3        15,558     500,000    500,000       500,000      5,860      6,638         7,474      5,860      6,638         7,474
   4        21,270     500,000    500,000       500,000      8,193      9,568        11,101      8,193      9,568        11,101
   5        27,269     500,000    500,000       500,000     10,336     12,470        14,946     10,336     12,470        14,946

   6        33,567     500,000    500,000       500,000     12,278     15,331        19,021     12,278     15,331        19,021
   7        40,181     500,000    500,000       500,000     13,990     18,116        23,316     13,990     18,116        23,316
   8        47,125     500,000    500,000       500,000     15,453     20,799        27,835     15,453     20,799        27,835
   9        54,416     500,000    500,000       500,000     16,637     23,345        32,571     16,637     23,345        32,571
  10        62,072     500,000    500,000       500,000     17,511     25,710        37,513     17,511     25,710        37,513

  15       106,490     500,000    500,000       500,000     16,444     33,638        65,465     16,444     33,638        65,465
  20       163,180     500,000    500,000       500,000      2,418     29,514        98,091      2,418     29,514        98,091
  25       235,533           0          0       500,000          0          0       130,714          0          0       130,714
  30       327,876           0          0       500,000          0          0       153,005          0          0       153,005


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,689      1,811       1,933      3,811      3,933       4,055
   2        10,117     500,000    500,000     500,000      5,407      5,887       6,382      6,542      7,022       7,517
   3        15,558     500,000    500,000     500,000      8,934     10,007      11,156      8,934     10,007      11,156
   4        21,270     500,000    500,000     500,000     12,265     14,166      16,280     12,265     14,166      16,280
   5        27,269     500,000    500,000     500,000     15,426     10,390      21,818     15,426     18,390      21,818

   6        33,567     500,000    500,000     500,000     18,432     22,694      27,828     18,432     22,694      27,828
   7        40,181     500,000    500,000     500,000     21,287     27,086      34,362     21,287     27,086      34,362
   8        47,125     500,000    500,000     500,000     24,005     31,581      41,492     24,005     31,581      41,492
   9        54,416     500,000    500,000     500,000     26,590     36,188      49,283     26,590     36,188      49,283
  10        62,072     500,000    500,000     500,000     29,035     40,905      57,802     29,035     40,905      57,802

  15       106,490     500,000    500,000     500,000     38,986     66,650     115,762     38,986     66,650     115,762
  20       163,180     500,000    500,000     500,000     40,698     92,456     209,580     40,698     92,456     209,580
  25       235,533     500,000    500,000     581,358     27,096    111,860     364,204     27,096    111,860     364,204
  30       327,876           0    500,000     876,517          0    118,072     611,426          0    118,072     611,426


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         4,935     500,000    500,000     500,000        641        729         818      2,763      2,851       2,940
   2        10,117     500,000    500,000     500,000      3,338      3,686       4,047      4,473      4,821       5,182
   3        15,558     500,000    500,000     500,000      5,860      6,638       7,474      5,860      6,638       7,474
   4        21,270     500,000    500,000     500,000      8,193      9,568      11,101      8,193      9,568      11,101
   5        27,269     500,000    500,000     500,000     10,336     12,470      14,946     10,336     12,470      14,946

   6        33,567     500,000    500,000     500,000     12,278     15,331      19,021     12,278     15,331      19,021
   7        40,181     500,000    500,000     500,000     13,990     18,116      23,316     13,990     18,116      23,316
   8        47,125     500,000    500,000     500,000     15,453     20,799      27,835     15,453     20,799      27,835
   9        54,416     500,000    500,000     500,000     16,637     23,345      32,571     16,637     23,345      32,571
  10        62,072     500,000    500,000     500,000     17,511     25,710      37,513     17,511     25,710      37,513

  15       106,490     500,000    500,000     500,000     16,444     33,638      65,465     16,444     33,638      65,465
  20       163,180     500,000    500,000     500,000      2,418     29,514      98,091      2,418     29,514      98,091
  25       235,533           0          0     500,000          0          0     130,714          0          0     130,714
  30       327,876           0          0     500,000          0          0     153,005          0          0     153,005


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,857      1,989       2,121      4,116      4,248       4,381
   2        10,771     500,000    500,000     500,000      5,866      6,385       6,920      7,074      7,593       8,128
   3        16,563     500,000    500,000     500,000      9,680     10,840      12,080      9,680     10,840      12,080
   4        22,645     500,000    500,000     500,000     13,294     15,348      17,632     13,294     15,348      17,632
   5        29,032     500,000    500,000     500,000     16,734     19,937      23,643     16,734     19,937      23,643

   6        35,737     500,000    500,000     500,000     20,016     24,625      30,176     20,016     24,625      30,176
   7        42,778     500,000    500,000     500,000     23,143     29,418      37,290     23,143     29,418      37,290
   8        50,171     500,000    500,000     500,000     26,130     34,334      45,062     26,130     34,334      45,062
   9        57,934     500,000    500,000     500,000     28,980     39,381      53,565     28,980     39,381      53,565
  10        66,084     500,000    500,000     500,000     31,687     44,560      62,872     31,687     44,560      62,872

  15       113,374     500,000    500,000     500,000     43,007     73,134     126,523     43,007     73,134     126,523
  20       173,729     500,000    500,000     500,000     46,206    102,928     230,736     46,206    102,928     230,736
  25       250,758     500,000    500,000     500,000     34,304    128,185     406,370     34,304    128,185     406,370
  30       349,070           0    500,000     756,573          0    143,623     713,208          0    143,623     713,208


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000        808        906       1,005      3,068      3,166       3,265
   2        10,771     500,000    500,000     500,000      3,797      4,184       4,585      5,005      5,392       5,793
   3        16,563     500,000    500,000     500,000      6,606      7,470       8,397      6,606      7,470       8,397
   4        22,645     500,000    500,000     500,000      9,221     10,749      12,452      9,221     10,749      12,452
   5        29,032     500,000    500,000     500,000     11,642     14,017      16,770     11,642     14,017      16,770

   6        35,737     500,000    500,000     500,000     13,860     17,260      21,368     13,860     17,260      21,368
   7        42,778     500,000    500,000     500,000     15,844     20,447      26,243     15,844     20,447      26,243
   8        50,171     500,000    500,000     500,000     17,575     23,551      31,406     17,575     23,551      31,406
   9        57,934     500,000    500,000     500,000     19,027     26,540      36,857     19,027     26,540      36,857
  10        66,084     500,000    500,000     500,000     20,165     29,371      42,595     20,165     29,371      42,595

  15       113,374     500,000    500,000     500,000     20,415     40,053      76,134     20,415     40,053      76,134
  20       173,729     500,000    500,000     500,000      7,770     39,711     118,753      7,770     39,711     118,753
  25       250,758           0    500,000     500,000          0     13,734     170,574          0     13,734     170,574
  30       349,070           0          0     500,000          0          0     233,896          0          0     233,896


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%      -1.66%     4.34%      10.34%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%      -1.16%     4.84%      10.84%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%      -0.86%     5.14%      11.14%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,780      1,910       2,040      4,039      4,169       4,299
   2        10,771     500,000    500,000     500,000      5,689      6,197       6,722      6,897      7,405       7,930
   3        16,563     500,000    500,000     500,000      9,368     10,501      11,715      9,368     10,501      11,715
   4        22,645     500,000    500,000     500,000     12,826     14,829      17,058     12,826     14,829      17,058
   5        29,032     500,000    500,000     500,000     16,084     19,201      22,809     16,084     19,201      22,809

   6        35,737     500,000    500,000     500,000     19,162     23,637      29,031     19,162     23,637      29,031
   7        42,778     500,000    500,000     500,000     22,069     28,147      35,782     22,069     28,147      35,782
   8        50,171     500,000    500,000     500,000     24,816     32,745      43,132     24,816     32,745      43,132
   9        57,934     500,000    500,000     500,000     27,415     37,446      51,155     27,415     37,446      51,155
  10        66,084     500,000    500,000     500,000     29,861     42,249      59,920     29,861     42,249      59,920

  15       113,374     500,000    500,000     500,000     39,460     68,170     119,363     39,460     68,170     119,363
  20       173,729     500,000    500,000     500,000     39,860     93,334     215,345     39,860     93,334     215,345
  25       250,758     500,000    500,000     588,312     23,936    111,121     374,138     23,936    111,121     374,138
  30       349,070           0    500,000     892,280          0    114,861     627,881          0    114,861     627,881


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
                        -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
                                IN YEARS 1-10                     IN YEARS 1-10                     IN YEARS 1-10
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED           IN YEARS 11-15                    IN YEARS 11-15                    IN YEARS 11-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR       IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER        IN YEARS 16 AND THEREAFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000        270        351         433      2,529      2,610       2,692
   2        10,117     500,000    500,000     500,000      2,681      2,998       3,328      3,889      4,206       4,536
   3        16,563     500,000    500,000     500,000      4,875      5,580       6,337      4,875      5,580       6,337
   4        22,645     500,000    500,000     500,000      6,853      8,089       9,471      6,853      8,089       9,471
   5        29,032     500,000    500,000     500,000      8,590     10,496      12,713      8,590     10,496      12,713

   6        35,737     500,000    500,000     500,000     10,076     12,781      16,063     10,076     12,781      16,063
   7        42,778     500,000    500,000     500,000     11,282     14,907      19,501     11,282     14,907      19,501
   8        50,171     500,000    500,000     500,000     12,183     16,838      23,009     12,183     16,838      23,009
   9        57,934     500,000    500,000     500,000     12,741     18,524      26,555     12,741     18,524      26,555
  10        66,084     500,000    500,000     500,000     12,922     19,915      30,108     12,922     19,915      30,108

  15       113,374     500,000    500,000     500,000      7,416     21,027      47,266      7,416     21,027      47,266
  20       173,729           0    500,000     500,000          0      5,907      59,158          0      5,907      59,158
  25       250,758           0          0     500,000          0          0      50,615          0          0      50,615
  30       349,070           0          0           0          0          0           0          0          0           0


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  WITH JOINT AND SURVIVORSHIP RIDER
                                  SEX-DISTINCT NONSMOKER ISSUE AGES 55 (MALE),
                                  52 (FEMALE)
                                  $548,000 ANNUAL PREMIUM FOR SEVEN YEARS
                                  FACE AMOUNT $20,000,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES


                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
                        -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
                                 IN YEARS 1-10                       IN YEARS 1-10                       IN YEARS 1-10
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED            IN YEARS 11-15                      IN YEARS 11-15                      IN YEARS 11-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR        IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1       548,000          20         20            20     381,921    405,307       428,693    517,391    540,777       564,163
   2     1,123,400          20         20            20     871,965    949,721     1,030,285    947,875   1,025,631    1,106,195
   3     1,727,570          20         20            20    1,350,654  1,514,364    1,690,502   1,350,654  1,514,364    1,690,502
   4     2,361,949          20         20            20    1,817,845  2,099,724    2,414,947   1,817,845  2,099,724    2,414,947
   5     3,028,046          20         20            20    2,273,355  2,706,288    3,209,799   2,273,355  2,706,288    3,209,799

   6     3,727,448          20         20            20    2,716,972  3,334,562    4,081,909   2,716,972  3,334,562    4,081,909
   7     4,461,821          20         20            20    3,148,476  3,985,100    5,038,909   3,148,476  3,985,100    5,038,909
   8     4,684,912          20         20            20    3,067,061  4,127,331    5,527,539   3,067,061  4,127,331    5,527,539
   9     4,919,157          20         20            20    2,981,310  4,269,997    6,060,982   2,981,310  4,269,997    6,060,982
  10     5,165,115          20         20            20    2,889,991  4,412,034    6,643,159   2,889,991  4,412,034    6,643,159

  15     6,592,141          20         20            20    2,282,151  5,051,840   10,452,469   2,282,151  5,051,840   10,452,469
  20     8,413,428          20         20            20    1,142,698  5,318,457   16,463,880   1,142,698  5,318,457   16,463,880
  25     10,737,903          0         20       27.7112           0   4,409,209   26,391,660          0   4,409,209   26,391,660
  30     13,704,588          0         20       44.1995           0    134,388    42,094,777          0    134,388    42,094,777


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  WITH JOINT AND SURVIVORSHIP RIDER
                                  SEX-DISTINCT NONSMOKER ISSUE AGES 55 (MALE),
                                  52 (FEMALE)
                                  $548,000 ANNUAL PREMIUM FOR SEVEN YEARS
                                  FACE AMOUNT $20,000,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES


                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
                        -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
                                 IN YEARS 1-10                       IN YEARS 1-10                       IN YEARS 1-10
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED            IN YEARS 11-15                      IN YEARS 11-15                      IN YEARS 11-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR        IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER          IN YEARS 16 AND THEREAFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1       548,000          20         20            20     381,921    405,307       428,693    517,391    540,777       564,163
   2     1,123,400          20         20            20     871,965    949,721     1,030,285    947,875   1,025,631    1,106,195
   3     1,727,570          20         20            20    1,350,654  1,514,364    1,690,502   1,350,654  1,514,364    1,690,502
   4     2,361,947          20         20            20    1,817,845  2,099,724    2,414,947   1,817,845  2,099,724    2,414,947
   5     3,025,046          20         20            20    2,273,355  2,706,288    3,209,799   2,273,355  2,706,288    3,209,799

   6     3,727,448          20         20            20    2,716,972  3,334,562    4,081,909   2,716,972  3,334,562    4,081,909
   7     4,461,821          20         20            20    3,148,476  3,985,100    5,038,909   3,148,476  3,985,100    5,038,909
   8     4,684,912          20         20            20    3,067,061  4,127,331    5,527,539   3,067,061  4,127,331    5,527,539
   9     4,919,157          20         20            20    2,981,310  4,269,997    6,060,982   2,981,310  4,269,997    6,060,982
  10     5,165,115          20         20            20    2,889,991  4,412,034    6,643,159   2,889,991  4,412,034    6,643,159

  15     6,592,141          20         20       20.0676    2,282,151  5,051,840   10,452,469   2,282,151  5,051,840   10,452,469
  20     8,413,428          20         20       26.5890    1,142,698  5,318,457   16,463,880   1,142,698  5,318,457   16,463,880
  25     10,731,905          0         20       35.1402           0   4,409,209   26,831,466          0   4,409,209   26,831,466
  30     13,704,588          0         20       46.2856           0    134,388    49,079,827          0    134,388    49,079,827


                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                  PRELIMINARY PROSPECTUS DATED APRIL 21, 1999

CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                                                          [LOGO]

HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA
BLOOMFIELD, CONNECTICUT           CORPORATE VARIABLE PRODUCTS SERVICE CENTER
                                  P.O. BOX 2975
                                  ROUTING H14A
                                  HARTFORD, CT 06104
                                  (860) 534-4100


--------------------------------------------------------------------------------
        THE CORPORATE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY II
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by Connecticut General Life Insurance Company (the "Company", "we, us, our/ours").

    Policy features:


       - life insurance benefits on an individual (or joint and survivor see page 22) basis;


       -   flexible premium payments (see page 14);


       -   a choice of underlying funding options (see page 8); and


       -   a choice of three death benefit options (see page 12).



    The Policy values vary with the investment performance of the underlying fund options you select. The amount of money paid by us upon the death of the Insured (the "death benefit") may also vary during the life of the Policy. When you notify us of the Insured's death, we will pay the beneficiary(ies) the Policy's death benefit in a lump sum or through an equivalent annuity option.



    We offer seventeen funds in this Policy through a separate account. Each fund (commonly called a mutual fund) diversifies its investments and offers unlimited shares for sale. Each fund has a different investment objective. The funds are as follows:



THE ALGER AMERICAN FUND                          JANUS ASPEN SERIES
Alger American Small Capitalization Portfolio    Worldwide Growth Portfolio
Alger American MidCap Growth Portfolio
                                                 MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
Alger American Growth Portfolio                  TRUST-SM-
                                                 MFS Emerging Growth Series
BT INSURANCE FUNDS TRUST                         MFS Total Return Series
EAFE-Registered Trademark- Equity Index Fund
Small Cap Index Fund                             OCC ACCUMULATION TRUST
                                                 OCC Equity Portfolio
CIGNA VARIABLE PRODUCTS GROUP                    OCC Managed Portfolio
CIGNA VP Money Market Fund                       OCC Small Cap Portfolio
CIGNA VP S&P 500 Index Fund
CIGNA VP Investment Grade Bond Fund              TEMPLETON VARIABLE PRODUCTS SERIES FUND
                                                 Templeton International Fund Class 1
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio
VIP High Income Portfolio



    The Policy also offers a Fixed Account, which credits a fixed amount of interest to policy values in that account. We guarantee the amounts held in the Fixed Account. We also guarantee that the funds will earn interest at a rate at least equal to the lesser of (a) 4% per year, or (b) the prevailing 30-day Treasury Bill Rate as of the last day of the previous calendar month. Unless specifically mentioned, this prospectus only describes the variable investment options.


    It may not be in your best interest to replace existing insurance with this Policy. It also may not be in your best interest to supplement existing flexible premium variable life insurance with this Policy. You should read this entire prospectus, and those of the funds, to understand the Policy.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP THEM ALL FOR FUTURE REFERENCE.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                         PROSPECTUS DATED: MAY   , 1999

                               TABLE OF CONTENTS


                                                     PAGE
                                                  -----------
Technical Terms.................................           3
Highlights......................................           4
  Initial Choices...............................           4
  Charges and Fees..............................           4
  Expense Data..................................           6
The Company.....................................           8
The Variable Account............................           8
The Funds.......................................           8
  General.......................................          11
  Substitution of Securities....................          11
  Voting Rights.................................          12
  Fund Participation Agreements.................          12
Death Benefit...................................          12
    Death Benefit Options.......................          12
    Changes in Death Benefit Option.............          13
    Payment of Death Benefit....................          13
    Changes in Specified Amount.................          14
Premium Payments; Transfers.....................          14
    Premium Payments............................          14
    Allocation of Net Premium Payments..........          15
    Transfers...................................          15
Charges; Fees...................................          16
    Premium Charges.............................          16
    Policy Issue Fee............................          16
    Monthly Deductions..........................          16
    Daily Deductions............................          17
    Administrative Fee..........................          17
    Mortality and Expense Risk Charge...........          17
    Transaction Fee for Excess Transfers........          17
    Surrenders During First Three Policy Years
     -- Refund of Portion of Premium Charge.....          17
The Fixed Account...............................          18
Policy Values...................................          18
    Accumulation Value..........................          18
    Variable Accumulation Unit Value............          19
    Surrender Value.............................          19
Surrenders......................................          19
    Partial Surrenders..........................          19
    Full Surrenders.............................          20

                                                     PAGE
                                                  -----------
    Deferral of Payment and Transfers...........          20
Lapse and Reinstatement.........................          20
    Lapse of a Policy...........................          20
    Reinstatement of a Lapsed Policy............          20
Policy Loans....................................          21
Settlement Options..............................          21
Additional Insurance Benefit....................          22
Joint and Survivorship Benefit..................          22
Other Policy Provisions.........................          23
    Issuance....................................          23
    Short-Term Right to Cancel the Policy.......          23
    Policy Owner................................          23
    Beneficiary.................................          23
    Right to Exchange for a Fixed Benefit
     Policy.....................................          24
    Incontestability............................          24
    Misstatement of Age.........................          24
    Suicide.....................................          24
    Nonparticipating Policies...................          24
Tax Matters.....................................          24
    Policy Proceeds.............................          25
    Taxation of the Company.....................          26
Other Matters...................................          27
    Directors and Officers of the Company.......          27
    Distribution of Policies....................          27
    Changes of Investment Policy................          28
    Other Contracts Issued by the Company.......          28
    State Regulation............................          28
    Reports to Policy Owners....................          28
    Advertising.................................          29
    Legal Proceedings...........................          29
    Experts.....................................          29
    Registration Statement......................          29
    Year 2000...................................          29
    Financial Statements........................          30
Appendix 1......................................          73
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          75

TECHNICAL TERMS


ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account sub-account.



ACCUMULATION VALUE: The sum of your interest in the Fixed Account value (see page 18), your interest in the Variable Account value (see page 8) and the loan account value.



CASE: A group of policies covering individuals with common employment or other relationship, independent of the policies.



CORRIDOR DEATH BENEFIT: The death benefit calculated as a percentage of the accumulation value, rather than by reference to the specified amount, to satisfy the Internal Revenue Service definition of "life insurance".



COST OF INSURANCE: The portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the accumulation value, not including riders, supplemental benefits or monthly expense charges.



GRACE PERIOD: The 61-day period following a monthly anniversary day on which a Policy's net accumulation value is insufficient to cover the current monthly deduction. We will send a notice at least 31 days before the end of the grace period that the Policy will lapse without value unless we receive a sufficient payment (described in the notification letter).



GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.



MONTHLY ANNIVERSARY DAY: The day of the month, as shown in the Policy Specifications, when we make the monthly deduction; or, if that day is not a valuation day or is nonexistent for that month, the next valuation day.



NET ACCUMULATION VALUE: The accumulation value less the loan account value.



POLICY YEAR: Each twelve-month period, beginning on the issue date, during which the Policy is in effect.



RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which you may return the Policy and receive a refund of premiums paid. This period is ten days after the Policy is received, unless stipulated otherwise by state law requirements.



SPECIFIED AMOUNT: The amount you choose which is used in determination of the death benefit and which you may increase or decrease as described in this prospectus. We exclude the additional insurance benefit from the specified amount when calculating charges and fees for the Policy and when calculating the guideline annual premium and the target premium.



SUB-ACCOUNT: That portion of the Variable Account (see page 8) which is invested in shares of a specific fund.



SURRENDER VALUE: The amount you can receive in cash by surrendering the Policy. This equals the net accumulation value plus any premium charge credits if the surrender occurs within 36 months of issue.



TARGET PREMIUM: The amount of premium on which we pay full commissions and deduct a higher premium charge. This amount is specified on the Policy Specifications page and varies based on the Insured's issue age, sex and specified amount. The premium charge applied to the premiums paid in the first ten policy years is higher on premium paid up to target premium and lower on premium paid above target premium.



VALUATION DAY: Every day on which accumulation units are valued. This will include any day on which the New York Stock Exchange is open, but not any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.



VALUATION PERIOD: The period of time beginning on the day following a valuation day and ending on the next valuation day. A valuation period may be more than one day in length.

HIGHLIGHTS

                    This section is an overview of key Policy features. Regulations in your state may vary the provisions of your own Policy. The Policy is a flexible premium variable life insurance policy. Its value may change on a:

                    a) fixed basis;
                    b) variable basis; or
                    c) combination of both fixed and variable bases.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, you have three important choices to make:


                    1) Selecting one of the three death benefit options;

                    2) Selecting the amount of premium payments to make; and
                    3) Selecting how net premium payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT

                    The death benefit is the amount we pay to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies) any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable as of the date on which the Insured died.



                    When you purchase your Policy, you must choose one of three death benefit options:



                    1) Option A -- a varying death benefit equal to the greater of:


                        a) the specified amount plus the accumulation value; or


                        b) the corridor death benefit.



                    2) Option B -- a level death benefit equal to the greater
                       of:


                        a) the specified amount, or


                        b) the corridor death benefit.



                    3) Option C -- a "return of premium" death benefit equal to the greater of:


                        a) the specified amount plus the sum of the premiums
                           paid; or


                        b) the corridor death benefit.


AMOUNT OF

PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 14-15. If you change your premium payments, however, your Policy may continue in force but it might also lapse if you don't pay enough premium to maintain a positive net accumulation value. If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. See page 20.

SELECTION OF
FUNDING
VEHICLE(S)

                    You must choose the fund(s) in which you want to place your net premium payment(s). For each fund, we maintain a separate sub-account which invests in shares of that fund. These fund sub-accounts make up the Variable Account (see page 8). A variable sub-account is not guaranteed and will increase or decrease in value according to the particular fund's investment performance. (See pages 18 and 19.) You may also choose to place part or all of your net premium payment(s) into the Fixed Account.



                    Your initial premium payment will be deposited in the CIGNA Variable Products Group's Money Market Fund during the Right-to-Examine Period as described in "Short-Term Right to Cancel the Policy". (See page 23.)

CHARGES
AND FEES

                    We will deduct a premium charge of 6.5% from each premium payment for sales expenses, premium taxes and other tax liabilities.


                    We also deduct the following:


                        - a 45% premium charge on premium payments up to target
                          premium in the first policy year, and

                        - a 12% premium charge on premium payments up to target
                          premium in policy years 2 through 10.



                    If your specified amount is increased, other than through a change in a death benefit option, we will deduct an additional premium charge of 25% of the premium payment(s) up to the increase in the target premium during the first 12 months of the increase. This charge will be applied to the extent that the premium payment(s) are attributable to the increase in the specified amount rather than to the previously existing specified amount.


                    We deduct monthly charges for:

                    1) Cost of Insurance, and

                    2) any additional insurance benefit.


                    We also deduct the following administrative expenses:

                    1) a one-time charge of $175 at issue,
                    2) monthly deductions of $8 per month,

                    3) daily charges from the policy values for the first
                       fifteen policy years (currently at an annual rate of .10% of the value of the assets in the accounts).



                    Daily charges for the mortality and expense risk are deducted from the Variable Account value and the Fixed Account value. Currently these charges are at an annual rate of:



                    1) .70% of the value of the assets during the first fifteen policy years, and


                    2) .25% of the value of the assets in the accounts
                       thereafter.



                    Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The table on pages 6-7 shows current expense levels for each fund as of December 31, 1998.



                    We charge a transaction fee of $25 for each partial surrender and for certain transfers in excess of four per policy year.


                    We will charge interest on policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently:


                    - .80% per year in the first policy year,



                    - .70% per year in policy years 2-15, and


                    - .15% per year thereafter.


                    For additional information, see "Charges; Fees" beginning on page 16 and Expense Data on pages 6 and 7.

REDUCTION OF
CHARGES

                    This Policy is available for purchase by corporations or other groups or sponsoring organizations on a case basis. We may reduce premium charges or any other charges on cases where we expect that the amount or nature of the case will result in savings of sales, underwriting, administrative or other costs. Eligibility for and the amount of reduction will be determined by a number of factors, including:


                    - number of lives to be insured;

                    - total premium(s) expected to be paid;

                    - total assets you have under our management;

                    - the nature of the relationship among the insured
                      individuals;

                    - the purpose for which the Policies are being purchased;


                    - expected persistency of the Policies as a whole, and


                    - any other circumstances which we believe to be relevant to the expected reduction of our expenses.


                    Some reductions may be guaranteed. Other reductions may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

EXPENSE DATA


The purpose of the following table is to help purchasers and propsective purchasers understand the costs and expenses that they will bear, directly and indirectly, assuming that all net premium payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual funds underlying the variable sub-accounts. The Mortality and Expense Risk charge shown is the currently charged rate during the first fifteen policy years. It currently declines to .25% per year in the sixteenth policy year. The Mortality and Expense Risk charge is guaranteed not to exceed .90% per year. The Administrative Expense charge shown is the currently charged rate during the first fifteen policy years. It is guaranteed not to exceed .30% per year. (Continued on Page 7.)



                                   FEE TABLE



                                      ALGER AMERICAN FUNDS          BT INSURANCE FUNDS TRUST       CIGNA VARIABLE PRODUCTS
                                ---------------------------------   -------------------------   ------------------------------
                                             MIDCAP                 EAFE-REGISTERED TRADEMARK-   MONEY     S&P 500  INVESTMENT
                                SMALL CAP    GROWTH      GROWTH     EQUITY INDEX   SMALL CAP     MARKET     INDEX   GRADE BOND
                                PORTFOLIO   PORTFOLIO   PORTFOLIO       FUND       INDEX FUND     FUND      FUND       FUND
                                ---------   ---------   ---------   ------------   ----------   --------   -------  ----------
SEPARATE ACCOUNT ANNUAL
 EXPENSES
Mortality and Expense Risk
 Charge.......................    0.70%       0.70%       0.70%          0.70%         0.70%       0.70%      0.70%     0.70%
Administrative Expense
 Charge.......................    0.10%       0.10%       0.10%          0.10%         0.10%       0.10%      0.10%     0.10%
                                   ---         ---         ---         ------      ----------   --------   -------  ----------
TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES.....................    0.80%       0.80%       0.80%          0.80%         0.80%       0.80%      0.80%     0.80%
                                   ---         ---         ---         ------      ----------   --------   -------  ----------
                                   ---         ---         ---         ------      ----------   --------   -------  ----------

FUND PORTFOLIO ANNUAL
 OPERATING EXPENSES
Management Fees...............    0.85        0.80        0.75           0.45          0.35        0.35       0.25      0.50
Other Expenses................    0.04        0.04        0.04           1.21          1.23        0.38       0.22      0.15
                                   ---         ---         ---         ------      ----------   --------   -------  ----------
Total Gross Expenses..........    0.89        0.84        0.79           1.66          1.58        0.73       0.47      0.65
Waivers and Reimbursements....    0.00        0.00        0.00          (1.01)        (1.13)      (0.23)     (0.22)    (0.15)
                                   ---         ---         ---         ------      ----------   --------   -------  ----------
TOTAL NET FUND PORTFOLIO
 ANNUAL OPERATING EXPENSES....    0.89        0.84        0.79           0.65(1)      0.45(1)    0.50(2)   0.25(2)     0.50(2)
                                   ---         ---         ---         ------      ----------   --------   -------  ----------
                                   ---         ---         ---         ------      ----------   --------   -------  ----------


------------------------------

 (1) The Expense Ratio for the BT Trust EAFE-Registered Trademark- Equity Index Fund and BT Trust Small Cap Index Fund without waiver/reimbursement would be 1.08% and .95%, respectively.



 (2) Through May 1, 2000, the Funds' adviser has agreed to bear expenses of the Funds so that Total Fund Portfolio Annual Operating Expenses do not exceed 0.50% of average daily net asset value for the VP Money Market and the Investment Grade Bond Funds and 0.25% for the VP S&P 500 Index Fund, respectively. Otherwise, Total Fund Portfolio Annual Operating Expenses would have been 0.73% and 0.44% of average daily net asset value for 1998 for the VP Money Market and the VP S&P 500 Index Funds, respectively.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the administrative expense monthly deduction of $8 or the $175 policy issue charge. It also does not reflect premium charges, administrative charges for transfers and partial surrenders, and any policy loan interest. The information set forth should be considered together with the information provided in the prospectus under the heading "Charges and Fees", and in each fund's prospectus. All expenses are expressed as a percentage of average account value.



                             FEE TABLE (CONTINUED)


                                                    JANUS        MFS-REGISTERED TRADEMARK-
        FIDELITY VARIABLE INSURANCE                 ASPEN        VARIABLE INSURANCE
               PRODUCTS FUNDS                      SERIES        TRUST-REGISTERED TRADEMARK-
--------------------------------------------      ---------      ------------------
                    EQUITY-       INVESTMENT      WORLDWIDE      EMERGING    TOTAL
 HIGH INCOME        INCOME        GRADE BOND       GROWTH         GROWTH    RETURN
  PORTFOLIO        PORTFOLIO      PORTFOLIO(3)    PORTFOLIO       SERIES    SERIES
-------------      ---------      ----------      ---------      --------   -------
 0.70    %             0.70%         0.70%            0.70%         0.70%      0.70%
         %
 0.10                  0.10%         0.10%            0.10%         0.10%      0.10%
---                ---------        -----         ---------      --------   -------
 0.80    %             0.80%         0.80%            0.80%         0.80%      0.80%
---                ---------        -----         ---------      --------   -------
---                ---------        -----         ---------      --------   -------

 0.58    %             0.49%         0.43%            0.67%         0.75%      0.75%
 0.12    %             0.09%         0.14%            0.07%         0.10%(6)    0.16%(6)
---                ---------        -----         ---------      --------   -------
 0.70    %             0.58%         0.57%            0.74%         0.85%      0.91%
 0.00    %            (0.01)%        0.00%           (0.02)%        0.00%      0.00%
---                ---------        -----         ---------      --------   -------
 0.70    %(4)          0.57%(4)      0.57%(4)         0.72%(5)      0.85%      0.91%
---                ---------        -----         ---------      --------   -------
---                ---------        -----         ---------      --------   -------


                                                              TEMPLETON
                                                              VARIABLE
        FIDEL                                                 PRODUCTS
                                                            -------------
-------------                  OCC TRUST                      TEMPLETON
                  ------------------------------------      INTERNATIONAL
 HIGH INCOME       EQUITY        MANAGED     SMALL CAP          FUND
  PORTFOLIO       PORTFOLIO      PORTFOLIO   PORTFOLIO         CLASS 1
-------------     ---------      -------     ---------      -------------
 0.70    %            0.70%        0.70%         0.70%           0.70%
         %
 0.10                 0.10%        0.10%         0.10%           0.10%
---               ---------      -------     ---------          -----
 0.80    %            0.80%        0.80%         0.80%           0.80%
---               ---------      -------     ---------          -----
---               ---------      -------     ---------          -----
 0.58    %            0.80%        0.78%         0.80%           0.69%
 0.12    %            0.14%(7)     0.04%(7)      0.08%(7)        0.17%
---               ---------      -------     ---------          -----
 0.70    %            0.94%(8)     0.82%(8)      0.88%(8)        0.86%
 0.00    %            0.00%        0.00%         0.00%           0.00%
---               ---------      -------     ---------          -----
 0.70    %(4)         0.94%        0.82%         0.88%           0.86%
---               ---------      -------     ---------          -----
---               ---------      -------     ---------          -----


------------------------------

(3) The Fidelity VIP II Investment Grade Bond Fund will no longer be available to accept new allocations of premium or receive transfers of existing funds from other sub-accounts on or after May 1, 1999.



(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. The total operating expenses, after reimbursement for High Income Portfolio and Equity-Income Portfolio, reflect these reductions in the table above.



(5) All expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1998. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.61%, 0.07% and 0.74%. Janus Capital has agreed to continue the fee reduction until at least the next annual renewal of the Advisory Agreement.



(6) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. Expenses do not take into account these expense reductions and are, therefore, higher than the actual expenses of the series.



(7) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.



(8) Total Gross Portfolio Expenses for the Equity, Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets.

THE COMPANY



                    The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, Connecticut. Wholly owned by Connecticut General Corporation and, in turn, by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.



                    The Company's Home Office mailing address is CIGNA, H14A, P.O. Box 2975, Hartford, Connecticut 06104. The telephone number is 860-534-4100.



THE VARIABLE
ACCOUNT



                    CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") is a "separate account" of the Company established pursuant to a February 23, 1996 resolution of our Board of Directors.



                    Under Connecticut law, the assets of the Variable Account attributable to the Policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. The Variable Account income, gains, and losses are credited to or charged against the Variable Account without regard to our other income, gains, or losses. We do not guarantee the Variable Account's values and investment performance. All distributions made by the funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value.



                    The Variable Account is divided into sub-accounts, each of which is invested solely in the shares of one of the funds. On each valuation day, net premium payments allocated to the Variable Account will be invested in fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from the Variable Account are raised by selling shares of the funds at net asset value.



                    We hold shares of the Variable Account through an open account system, which makes the issuance and delivery of stock certificates unnecessary.



                    The Variable Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve Commission supervision of the Variable Account's or our management, investment practices, or policies.



                    We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.



THE FUNDS



                    Each of the seventeen sub-accounts of the Variable Account is invested solely in the shares of one of the seventeen funds available as funding vehicles under the Policies. Each of the funds is a series of one of eight entities, all Massachusetts or Delaware business trusts. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to in this prospectus as the "Trusts".



                    The eight Trusts and their investment advisers and distributors are:



                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 1 World Trade Center, Suite 9333, New York, NY 10048 and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;

                        BT Insurance Funds Trust ("BT Trust"), managed by Bankers Trust Company, 130 Liberty Street, New York, NY 10006; and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581.



                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc. and distributed by CIGNA Financial Services, Inc., 280 Trumbull Street, Hartford, CT 06104.



                        Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02109.



                        Janus Aspen Series ("Janus Series"), managed by Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206-4923, and distributed by Janus Distributors, Inc.



                        MFS-Registered Trademark- Variable Insurance Trust-SM- ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.



                        Templeton Variable Products Series Fund ("Templeton Trust"), Templeton International Fund managed by Templeton Investment Counsel, Inc., 500 E. Broward Blvd., Broward Financial Center, Fort Lauderdale, FL 33394-3091; and distributed by Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030.



                    Three Funds of ALGER TRUST are available under the Policies:



                        Alger American Small Capitalization Portfolio;


                        Alger American MidCap Growth Portfolio;


                        Alger American Growth Portfolio.



                    Two Funds of BT TRUST are available under the Policies:



                        EAFE-Registered Trademark- Equity Index Fund;


                        Small Cap Index Fund.



                    Three funds of the CIGNA GROUP are available under the
                    Policies:



                        CIGNA VP Money Market Fund;


                        CIGNA VP S&P 500 Index Fund;


                        CIGNA VP Investment Grade Bond Fund.



                    Two funds of FIDELITY VARIABLE INSURANCE PRODUCTS FUND (FIDELITY VIP) are available under the Policies:



                        Fidelity VIP Equity-Income Portfolio;


                        Fidelity VIP High Income Portfolio.



                    One fund of JANUS ASPEN SERIES is available under the
                    Policies:



                        Worldwide Growth Portfolio.



                    Two funds of MFS TRUST are available under the Policies:



                        MFS Emerging Growth Series;


                        MFS Total Return Series.



                    Three funds of OCC TRUST are available under the Policies:



                        OCC Equity Portfolio;


                        OCC Managed Portfolio;



                        OCC Small Cap Portfolio;

                    One fund of the TEMPLETON TRUST is available under the
                    Policies:



                        Templeton International Fund Class 1.



                    The investment advisory fees charged the funds by their advisors are shown on pages 6 and 7 of this Prospectus.



                    A brief description of the investment objective and program of each fund follows. We can give no assurance that any of the stated investment objectives will be achieved.



                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (SMALL CAP STOCKS): Seeks long- term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO (MID CAP STOCKS):
                    Seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.



                    ALGER AMERICAN GROWTH PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.



                    BT INSURANCE FUNDS TRUST EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND (INTERNATIONAL STOCKS): Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Europe, Australasia, Far East Index.



                    BT INSURANCE FUNDS TRUST SMALL CAP INDEX FUND (SMALL CAP STOCKS): Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Russell 2000 Small Stock Index.



                    CIGNA VP MONEY MARKET FUND (MONEY MARKET): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.



                    CIGNA VP S&P 500 INDEX FUND (LARGE CAP STOCKS): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.



                    CIGNA VP INVESTMENT GRADE BOND FUND (INVESTMENT GRADE BONDS): Seeks as high a level of current income as is consistent with reasonable concern for safety of principal by investing primarily in a broad range of investment grade fixed income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (LARGE CAP STOCKS):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



                    FIDELITY VIP HIGH INCOME PORTFOLIO (HIGH YIELD BONDS): Seeks high current income by investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower quality securities.

                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO (GLOBAL STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.



                    MFS EMERGING GROWTH SERIES (LARGE CAP STOCKS): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.



                    MFS TOTAL RETURN SERIES (BALANCED OR TOTAL RETURN): Seeks primarily to obtain above average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    OCC EQUITY PORTFOLIO (LARGE CAP STOCKS): Seeks long-term capital appreciation through investment in a diversified portfolio of equity securities on the basis of a value oriented approach to investing.



                    OCC MANAGED PORTFOLIO (BALANCED OR TOTAL RETURN): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessment of relative investment values.



                    OCC SMALL CAP PORTFOLIO (SMALL CAP STOCKS): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.



                    TEMPLETON INTERNATIONAL FUND CLASS 1 (INTERNATIONAL STOCKS):
                    Seeks long-term capital growth by investing in stocks of companies located outside the United States.



                    The CIGNA VP Investment Grade Bond Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, MFS Total Return Series, MFS Emerging Growth Series, Janus Aspen Series Worldwide Growth Portfolio, OCC Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, and Templeton International Fund Class 1 portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectuses.



                    GENERAL



                    We can give you no assurance that the investment objective of any of the funds will be met. You will bear the complete investment risk for accumulation values allocated to a sub-account. Each of the sub-accounts involves inherent investment risk, and such risk varies significantly among the sub-accounts. You should read each fund's prospectus carefully and understand the funds' relative degrees of risk before making or changing investment choices. We may make additional funds available from time to time. Your right to make such selections, however, will be limited by the terms and conditions imposed by us on such transactions.



                    SUBSTITUTION OF SECURITIES



                    If the shares of any fund should no longer be available for investment by the Variable Account or if, in our judgement, further investment in such shares should become inappropriate in view of the investment objectives of the Policies, we may substitute shares of another fund. We will make no substitution of securities in any sub-account without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS



                    We will vote the shares of each fund held in the Variable Account at special meetings of the shareholders of the particular series fund. In accordance with our view of present applicable law, we will vote in accordance with written instructions received from persons having the voting interest in the Variable Account. We will vote the shares for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions. The series funds do not hold regular meetings of shareholders.



                    The number of shares which you have a right to vote will be determined as of a date chosen by the appropriate series fund but not more than sixty (60) days prior to the meeting of the particular series fund. We will solicit voting instructions by written communication at least fourteen (14) days prior to the meeting.



                    The fund's shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through our separate accounts and the separate accounts of other life insurance companies and, in some cases, qualified plans. The management of the series funds do not see any disadvantage to you arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products, and with both ours and other life insurance companies' separate accounts. Nevertheless, the series funds' boards intend to monitor events in order to identify any material irreconcilable conflicts which may arise and to determine what action, if any, they should take in response. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.



                    FUND PARTICIPATION AGREEMENTS



                    We have entered into agreements with the various Trusts and their advisers or distributors. Under these agreements, we make the funds available under the Policies and perform certain administrative services. In some cases, the advisers or distributors may compensate us for these services.



DEATH BENEFIT



                    DEATH BENEFIT OPTIONS



                    We offer three different death benefit options. The amount payable under each is determined as of the date of the Insured's death. Option B will be in effect unless you elected Option A or Option C in your application for the Policy or unless a change has been allowed:



                    - Option A -- the death benefit will be the greater of the specified amount (a minimum of $50,000 as of the date of this prospectus) plus the accumulation value, or the corridor death benefit.



                    Option A provides a varying death benefit which increases or decreases over time, depending on the amount of premium you pay and the investment performance of the funds you chose.



                    - Option B -- the death benefit will be the greater of the specified amount or corridor death benefit.



                    Option B provides a level death benefit until the corridor death benefit exceeds the specified amount.



                    - Option C -- the death benefit will be the greater of the specified amount plus the premium payments you make, or the corridor death benefit.

                    Option C provides a death benefit which increases based on premium payments.



                    Under each option the amount payable upon death will be the death benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full.



                    CHANGES IN DEATH BENEFIT OPTION



                    We will allow a death benefit option change upon your written request. You must make your request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:



                    - The change will take effect on the monthly anniversary day following the date of receipt of the request.



                    - No change in the death benefit option may reduce the
                      specified amount below $50,000.



                    - For changes from Option B to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.



                    - For changes from Option B to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.



                    - For changes from Option A to Option B, the new specified amount will equal the death benefit at the time of the change.



                    - For changes from Option A to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.



                    - For changes from Option C to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.



                    - For changes from Option C to Option B, the new specified amount will equal the death benefit at the time of the change.



                    PAYMENT OF DEATH BENEFIT



                    We will compute the death benefit under the Policy as of the date of the Insured's death. We will pay it in a lump sum within seven days after receipt at the Corporate Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of any settlement options (see "Settlement Options") we may make available. We may delay payment of the death benefit if the Policy is being contested.



                    While the Insured is living, you may elect a settlement option, if available, for the beneficiary and deem it irrevocable by the beneficiary. Or, you may revoke or change a prior election while the Insured is living. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.



                    All or part of the death benefit may be applied under one or more of the settlement options we may make available.



                    If you assign the Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any excess death benefit due as elected.



                    A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under
                    Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code"). At the time of purchase, you must choose a Policy which uses either the guideline premium test or the cash value accumulation test. Both methods require a life insurance Policy to meet minimum ratios of life insurance coverage to accumulation value ("applicable percentages"). You cannot change the selection after the Policy's issue date.

                    The applicable percentages for the guideline premium test decrease over time and are



                    - 250% through attained age 40;



                    - 150% at attained age 55;



                    - 120% at attained age 65, and



                    - 101% at attained age 94 and above.



                    The guideline premium test also restricts the maximum premiums that you may pay into a life insurance policy for a specified death benefit.



                    The cash value accumulation test does not limit premiums which you may pay but has higher required applicable percentages. Applicable percentages under the cash value accumulation test for non-smokers decrease over time from:



                    - 727% at attained age 20, to



                    - 378% at attained age 40, and to



                    - 101% at attained age 100.



                    See also "Tax Matters" at pages 24-27 of this prospectus.


                    CHANGES IN SPECIFIED AMOUNT


                    You may make changes in the specified amount of a Policy by submitting a written request to the Corporate Variable Products Service Center in a form satisfactory to us.



                    Changes in the specified amount are subject to the following conditions:



                    - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the specified amount.


                    - An increase in the specified amount, other than through a change in the death benefit option, will result in an additional 25% premium charge on premium payments up to the increase in target premium on premium payments received during the 12 months following the increase. The additional premium charge will be applied to the portion of premium payments that are attributable to the increase in specified amount.


                    - No decrease may reduce the specified amount to less than
                      $50,000.


                    - No decrease may reduce the specified amount below the
                      minimum required to maintain the Policy's status as life insurance under the Code.


PREMIUM
PAYMENTS;
TRANSFERS

                    PREMIUM PAYMENTS


                    The Policies provide for flexible premium payments. You select the frequency and amount of premium payments. The initial premium payment is due on the issue date and is payable in advance. The minimum payment is the amount necessary to maintain a positive net accumulation value. We reserve the right to decline any application or premium payment.


                    After the initial premium payment, you must send all premium payments directly to the Corporate Variable Products Service Center. They will be deemed received when they are actually received there.

                    You may elect to increase, decrease or change the frequency of premium payments.

                    PLANNED PREMIUMS are premium payments scheduled when a Policy is applied for.

                    ADDITIONAL PREMIUMS are any premium payments made ($500 minimum) in addition to planned premiums.


                    NET PREMIUM PAYMENTS are the balance of premium payments remaining after we deduct the premium charge.

                    PREMIUM INCREASES. At any time, you may increase planned premiums or pay additional premiums, but:


                    - We may request evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the accumulation value. If we request satisfactory evidence of insurability and you do not provide it, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.


                    - The total of all premium payments may not exceed the then-current maximum premium limitations established by federal law for a policy to qualify as life insurance. If, at any time, a premium payment would result in total premium payments exceeding such maximum limitation, we will only accept that portion of the payment that will make total premiums equal to the maximum. We will return, or apply as otherwise agreed, any part of the premium payment in excess of that amount and no further premium payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                    - If there is any policy indebtedness, we will use any additional net premium payments first as a loan repayment. Any excess will be applied as an additional net premium payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    When you purchase a Policy, you must decide how to allocate net premium payments among the sub-accounts and the Fixed Account. For each Variable Account sub-account, we convert the net premium payment into "accumulation units". The number of accumulation units credited to the Policy is determined by dividing the net premium payment allocated to the sub-account by the value of the accumulation unit for the sub-account. See "Policy Values -- Accumulation Value; Variable Accumulation Unit Value" at page 18 of this prospectus.



                    During the Right-to-Examine Period, we will allocate the net premium payment to the CIGNA VP Group Money Market Fund of the Variable Account. Earnings will be credited from the later of the issue date or the date the premium payment was received. We will allocate the net premium payment directly to the sub-account(s) you selected after expiration of the Right-to-Examine Period as described under "Short-Term Right to Cancel the Policy" at page 23 of this prospectus.



                    Unless you direct us otherwise, we will allocate subsequent net premium payments on the same basis as the most recent previous net premium payment as of the next valuation period after each payment is received.


                    You may change the allocation for future net premium payments at any time free of charge, effective for premium payments made more than one week after we receive notice of the new allocation.

                    TRANSFERS


                    You may transfer values ($500 minimum) at any time from one sub-account to another. You may also transfer a portion of one or more sub-accounts to the Fixed Account within the 30 days prior to each policy anniversary. We allow transfers from the Fixed Account in the 30-day period following a policy anniversary. They will be effective as of the next valuation day after your request is received by the Corporate Variable Products Service Center in good order. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary. If the Fixed Account value as of any policy anniversary is less than $5,000, however, this condition will not apply. We may further limit transfers from the Fixed Account at any time.



                    Subject to the above restrictions, you may make up to four transfers without charge in any policy year and any value remaining in the Fixed Account or a sub-account after a transfer must be at least $500. You must make transfers in writing unless we have previously approved other arrangements. A $25 charge will be imposed for the fifth and succeeding transfers in any policy year.



                    Any transfer among the funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values next determined after your written request is received at the Corporate Variable Products Service Center. The Corporate Variable Products Center must receive transfer requests by 4:00 p.m. Eastern Time in order to be effective that day. Any transfer you make that causes the remaining value of the accumulation units for a sub-account to be less than $500 will result in the remaining accumulation units being cancelled and their aggregate value reallocated proportionately among the other funding options you chose. You should carefully consider current market conditions and each fund's investment policies and related risks before you allocate money to the sub-accounts. See pages 10-11 of this prospectus.



                    We may, at our sole discretion, waive minimum balance requirements on the sub-accounts.


CHARGES;
FEES

                    PREMIUM CHARGES



                    We will make the following deductions for premium charges:


                    -  6.5% from every premium payment.


                    - An additional 45% on premium payments up to target premium in the first policy year.



                    - An additional 12% on premium payments up to target premium in policy years two through ten.



                    If the specified amount is increased, other than through a change in the death benefit option, during the twelve months following the increase we will deduct the following from that portion of the premium payment attributable to the increase in specified amount:



                    - An additional 25% on premium payments up to the increase in the target premium.



                    The premium charge represents state taxes and federal income tax liabilities and a portion of our sales expense. We estimate that:



                    - 2.25% will be used for premium taxes, which may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes which range from 1.75% to 5.0%.



                    - 1.25% will be used to meet federal income tax liabilities attributable to the payment of deferred acquisition costs.



                    - 3.0% (plus 45% of up to target premium during the first policy year and 12% of up to target premium during policy years two through ten) is for sales load.


                    There is no deferred sales charge.

                    POLICY ISSUE FEE


                    We deduct a one-time policy issue fee of $175 from the accumulation value for a portion of our administrative expenses.


                    MONTHLY DEDUCTIONS


                    We deduct $8 monthly from the net accumulation value for administrative expenses. This charge is for items such as premium billing and collection, policy value calculations, confirmations and periodic reports. The charge will not exceed our costs.

                    We also make a monthly deduction from the net accumulation value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, years since issue and risk class (in accordance with state law) of the insurance and the current net amount at risk.



                    We determine the Cost of Insurance by subtracting the accumulation value at the previous monthly anniversary day from the death benefit at the previous monthly anniversary day, and multiplying the result (the net amount at risk) by the applicable Cost of Insurance rate as determined by the Company. We base the Policy's guaranteed maximum Cost of Insurance rates for standard risks, per $1,000 net amount at risk, on the 1980 Commissioners Standard Ordinary Mortality Tables, age nearest birthday ("1980 CSO").



                    We deduct these monthly charges proportionately from the value of each funding option. This is accomplished for the sub-accounts by canceling accumulation units and withdrawing the value of the cancelled accumulation units from each funding option in the same proportion as the respective values have to the net accumulation value. The monthly deductions are made on the monthly anniversary day.



                    DAILY DEDUCTIONS


                    -  ADMINISTRATIVE FEE


                    For administrative costs, we make a daily deduction from amounts held in the Variable Account and the Fixed Account. This deduction is currently equivalent to .10% per year during the first fifteen policy years. We guarantee this deduction will not exceed .30% per year.



                    -  MORTALITY AND EXPENSE RISK CHARGE



                    For mortality and expense risks, we make a daily deduction from amounts held in the Variable Account and the Fixed Account. This deduction is currently equivalent to .70% per year during the first fifteen policy years and .25% thereafter. We guarantee this deduction will not exceed .90% per year.



                    TRANSACTION FEE FOR EXCESS TRANSFERS



                    We will charge a $25 transaction fee for each transfer between funding options in excess of four per policy year.



                    SURRENDERS DURING FIRST THREE POLICY YEARS -- REFUND OF PORTION OF PREMIUM CHARGES


                    If you surrender the Policy during the first 12 months after issue, we will pay you a credit equal to:


                    - 100% of all premium charges previously deducted in excess of 3.5% of all premiums paid.


                    If you surrender the Policy during months 13 through 24 after issue, we will pay you a credit equal to:


                    - 50% of all premium charges previously deducted in excess of 3.5% of all premiums paid.


                    If you surrender the Policy during months 25 through 36 after issue, we will pay you a credit equal to:


                    - 33% of all premium charges previously deducted in excess of 3.5% of all premiums paid.



                    If you surrender a Policy during the first two policy years, however, in no event will the aggregate premium charge retained by us for sales and promotional expenses exceed:



                    - 30% of the sum of premium payments in the first two policy years up to one guideline annual premium, plus

                    - 10% of premium payments in the first two policy years between one and two times one guideline annual premium, plus



                    - 9% of premium payments in the first two policy years in excess of two times one guideline annual premium.


                    Any surrender may result in tax implications. See "Tax Matters".


                    Based on our actuarial determination, we are not certain whether the premium charge, the policy issue fee, and the monthly administrative expense deduction will cover all sales and administrative expenses that we will incur in connection with the Policy. Any shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.


THE FIXED
ACCOUNT

                    The Fixed Account is funded by the assets of our General Account. Amounts held in the Fixed Account will be credited with interest at rates we declare from time to time. The minimum rate which will be credited is the lesser of 4% per year or the prevailing 30-day Treasury Bill Rate as of the last day of the preceding calendar month.

                    The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of our General Account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our General Account has been registered under the 1940 Act. Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

POLICY VALUES

                    ACCUMULATION VALUE


                    Once a Policy has been issued, we credit each net premium payment allocated to a sub-account of the Variable Account in the form of accumulation units representing the fund in which assets of that sub-account are invested. We will credit each net premium payment to the Policy at the end of the valuation period in which it is received at the Corporate Variable Products Service Center (or portion thereof allocated to a particular sub-account). We determine the number of accumulation units credited by dividing the net premium payment by the value of an accumulation unit next computed after its receipt. Since each sub-account has a unique accumulation unit value, a policy owner who has elected a combination of funding options will have accumulation units credited from more than one source.



                    We determine the accumulation value of a Policy by:



                    a) multiplying the total number of accumulation units
                       credited to the Policy for each applicable sub-account by its appropriate current accumulation unit value,


                    b) if a combination of sub-accounts is elected, totaling the resulting values, and


                    c) adding any values attributable to the General Account
                       (i.e., the Fixed Account value and the loan account value).

                    The number of accumulation units we credit to a Policy will not be changed by any subsequent change in the value of an accumulation unit. Such value may vary from valuation period to valuation period to reflect the investment experience of the fund used in a particular sub-account.



                    The Fixed Account value reflects amounts allocated to the Fixed Account through payment of premiums or transfers from the Variable Account. The Fixed Account value is guaranteed; however, there is no assurance that the Variable Account value of the Policy will equal or exceed the net premium payments allocated to the Variable Account.



                    You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current accumulation unit values, your interest in: (a) the Variable Account value, (b) the Fixed Account value, and (c) the loan account value.



                    Accumulation value will be affected by monthly deductions.


                    VARIABLE ACCUMULATION UNIT VALUE


                    We determine the value of a variable accumulation unit for any valuation period by:



                    a) multiplying the value of that variable accumulation unit for the immediately preceding valuation period, by



                    b) the net investment factor for the current period for the appropriate sub-account.



                    We determine the net investment factor separately for each sub-account by dividing (a) by (b) and subtracting (c) from the results, where:



                    a) Equals the net asset value per share of the fund held in the sub-account at the end of a valuation period



                        - plus the per share amount of any distribution declared
                          by the fund if the "ex-dividend" date is during the valuation period;


                        - plus or minus taxes or provisions for taxes, if any,
                          attributable to the operation of the sub-account during the valuation period.



                    b) Equals the net asset value per share of the fund held in the sub-account at the beginning of that valuation period.


                    c) Equals the daily charge for mortality and expense risk
                       plus the daily fee for administration multiplied by the number of days in the valuation period.


                    SURRENDER VALUE


                    The surrender value of a Policy is the amount you can receive in cash by surrendering the Policy. All or part of the surrender value may be applied to one or more of any settlement options that we might make available through a rider attached to the Policy.


SURRENDERS

                    PARTIAL SURRENDERS


                    You can make a partial surrender at any time by writing us at the Corporate Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. We will charge a $25 transaction fee for any partial surrenders.



                    The amount of a partial surrender may not exceed 90% of the net accumulation value at the end of the valuation period in which the election becomes or would become effective. A partial surrender may not be less than $500.

                    -  Option B and C Policies (See "Death Benefit"):



                    A partial surrender will reduce the accumulation value, death benefit and specified amount. The specified amount and accumulation value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.


                    -  For an Option A Policy (See "Death Benefit"):


                    A partial surrender will reduce the accumulation value and the death benefit, but it will not reduce the specified amount.



                    We will not allow the specified amount remaining in force after a partial surrender to be less than $50,000. We will not grant any request for a partial surrender that would reduce the specified amount below this amount. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we may limit the decrease to the extent necessary to meet the federal tax law requirements.



                    If, at the time of a partial surrender, the net accumulation value is attributable to more than one funding option, we will deduct the $25 transaction charge from the amount paid from the values in each funding option, unless we agree otherwise with you.


                    FULL SURRENDERS


                    You may make a full surrender at any time. We will pay the surrender value next computed after receiving your written request at the Corporate Variable Products Service Center in a form satisfactory to us. We will usually pay any portion of a full surrender that is derived from the Variable Account within seven calendar days of receipt of your request.


                    DEFERRAL OF PAYMENT AND TRANSFERS

                    We may postpone payment of the surrendered amount from the Variable Account when the New York Stock Exchange is closed and for such other periods as the Commission may require. We may defer payment or transfer from the Fixed Account up to six months. If we exercise our right to defer such payments or transfers, interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                    LAPSE OF A POLICY


                    A lapse occurs if a monthly deduction is greater than the net accumulation value and no payment to cover the monthly deduction is made within the grace period. We will send you a lapse notice at least 31 days before the grace period expires.



                    Depending on the investment performance of the funding options, the net accumulation value may be insufficient to keep this Policy in force, particularly if you have taken any loans or made any partial surrenders. It may be necessary for you to make an additional premium payment.


                    REINSTATEMENT OF A LAPSED POLICY

                    You can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, we require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus twelve additional monthly deductions.

POLICY LOANS


                    A policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 90% of the then current net accumulation value. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the "loan account value" (i.e. an amount equal to the sum of all unpaid Policy loans and loan interest.) If Policy values are held in more than one funding option, withdrawals from each option will be made in proportion to the assets in each option at the time of the loan for transfer to the loan account, unless you instruct us otherwise, in writing, at the Corporate Variable Products Service Center.


                    Interest on loans will accrue at an annual rate of 5%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and we will withdraw net interest proportionately from the values in each funding option.


                    We will credit interest on the loan account value. Our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus:


                    -  .80% (guaranteed not to exceed 1.2%) during year one,

                    - .70% (guaranteed not to exceed 1.2%) during years 2-15, and

                    -  .15% (guaranteed not to exceed 1.2%) annually thereafter.

                    In no case will the annual credited interest rate be less than 3.8%.


                    We will allocate repayments on the loan among the funding options according to current net premium payment allocations. However, we maintain the right to require that amounts loaned from the Fixed Account be allocated to the Fixed Account upon repayment. We will reduce the loan account value by the amount of any loan repayment.


                    A policy loan, whether or not repaid, will affect:

                    -  The proceeds payable upon the Insured's death, and


                    -  The accumulation value.



                    This is because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the accumulation value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable, depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding.


SETTLEMENT OPTIONS

                    We may pay proceeds in the form of settlement options through the addition of a rider. A settlement option may be selected:

                    - at the beneficiary's election upon the Insured's death, or

                    -  while the Insured is alive, upon your election.

                    You may request, in writing, to elect, change, or revoke a settlement option before payments begin. Your request must be in a form satisfactory to us and will take effect upon its receipt at the Corporate Variable Products Service Center. After the first payment, all payments will be made on the first day of each month.

                    Examples of possible settlement options are:


                    -  FIRST OPTION -- Payments for a stated number of years.


                    - SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for a specified number of months.


                    - THIRD OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    - FOURTH OPTION -- Installments of specified amounts payable until the proceeds with any interest thereon are exhausted.

                    - ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement we offer at the time the request is made.

ADDITIONAL INSURANCE BENEFIT


                    We can issue the Policy with an additional insurance benefit as a portion of the total death benefit. The benefit provides annually renewable term life insurance on the life of the Insured. We exclude this benefit from the specified amount when calculating the charges and fees for the Policy and when calculating the guideline annual premium and target premium.



                    We add the cost of the benefit to the monthly deduction. The cost is dependent on the attained age, years since issue, risk class and gender classification. We may adjust the monthly benefit rate from time to time, but the rate will never exceed the guaranteed Cost of Insurance rate for the benefit for that policy year.



                    The benefit provides a vehicle for you to increase the insurance protection under the Policy.


JOINT AND SURVIVORSHIP BENEFIT


                    We can issue the Policy with a joint and survivorship rider. The rider would enable us to issue the Policy on the lives of two Insureds and to pay the death benefit upon the death of the second of two Insureds to die. If you elect to add this benefit to your Policy, you should:



                    - interpret any reference in this prospectus to the "death of the Insured", or "the Insured's death", or similar context as "the death of the second of the two Insureds to die";



                    - interpret any discussions in this prospectus of the features of the Policy allowed "while the Insured is alive", or "during the lifetime of the Insured", or similar context as allowed "while at least one of the Insureds is alive".



                    Other sections of this prospectus that would be affected by the addition of this benefit are:



                    - Incontestability (see Page 24): The policy or increase must be in force for two (2) years during the lifetime of each Insured.



                    - Misstatement of Age (see Page 24): By reason of the rider the provision relates to either Insured.



                    - Suicide (see Page 24): By reason of the rider the provision relates to either Insured.



                    The cost of the rider is reflected in the monthly Cost of Insurance rates. Those rates are based on the attained age, years since issue, risk class and gender classification of each person insured. We use an actuarial formula that reflects one-alive and both-alive probabilities to determine the Cost of Insurance rates. No other charges and fees for the Policy will change as a result of the addition of the joint and survivorship rider.

OTHER POLICY PROVISIONS


                    ISSUANCE


                    We will only issue a Policy upon receipt of satisfactory evidence of insurability and, generally, only where the Insured is below age 75.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY


                    You may return a Policy for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements. We will hold the initial premium payment made when the Policy is issued in the CIGNA VP Money Market Fund of the Variable Account. We will not allocate it to any other variable sub-accounts, even if you may have so directed, until


                    - the fifteenth day after the Policy is mailed to you if the state law Right-to-Examine Period is 10 days after the Policy is received by you,

                    - the twenty-fifth day after the Policy is mailed to you if the state law Right-to-Examine Period is 20 days, or

                    - the thirty-fifth day after the Policy is mailed to you if the state law Right-to-Examine Period is 30 days.

                    If you return the Policy for cancellation in a timely fashion, we will usually pay the refund of premiums, without interest, within seven days of your notice of cancellation. A refund of premiums paid by check may be delayed, however, until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in the Policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new policy owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.

                    If the policy owner is other than the Insured and dies before the Insured, the policy owner's rights in the Policy belong to the policy owner's estate.

                    BENEFICIARY

                    The beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new beneficiary while the Insured is living. Any change must be in a written form satisfactory to us and recorded at the Corporate Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded.

                    If any beneficiary predeceases the Insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. We will pay multiple beneficiaries in equal shares, unless otherwise provided. We will pay the death proceeds to the policy owner or the policy owner's executor(s), administrator(s) or assigns if no named beneficiary survives the Insured.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY


                    You may, within the first two policy years, exchange the Policy for a flexible premium adjustable life insurance policy offered by our Corporate Insurance Department at that time. The benefits for the new policy will not vary with the investment experience of a separate account. You must elect the exchange within 24 months from the Policy's issue date. We will not require evidence of insurability for the exchange.


                    Under the new policy:

                    - The policy owner, the Insured and the beneficiary will be the same as those under the exchanged Policy on the effective date of the exchange.


                    - The death benefit on the exchange date will not be more than the death benefit of the original Policy immediately prior to the exchange date.


                    - The issue date and issue age will be the same as that of the original Policy.


                    - The initial specified amount and any increases in specified amount will have the same rate class as those of the original Policy.



                    - Any indebtedness on the original Policy will be transferred.


                    INCONTESTABILITY


                    We will not contest payment of the death proceeds based on the initial specified amount after the Policy has been in force, during the Insured's lifetime, for two years from the date of issue. For any increase in specified amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force, during the Insured's lifetime, for two years from its effective date.


                    MISSTATEMENT OF AGE


                    We will adjust the death benefit and accumulation value if the Insured's age has been misstated. The adjustment process will recalculate all such benefits and values to the amount that would have been calculated using the rates that were in effect at the time of each monthly anniversary.


                    SUICIDE


                    If the Insured dies by suicide, while sane or insane, within two years from the issue date, we will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.


                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

TAX MATTERS


                    The following discussion is general and is not intended as tax advice. You should consult counsel and other competent advisers for more complete information. This discussion is based on our understanding of federal income tax laws as the Internal Revenue Service currently interprets them. No representation is made as to the likelihood of continuation of these current laws and interpretations.

                    POLICY PROCEEDS


                    Section 7702 of the Code provides a definition of a life insurance policy for federal tax purposes. Complying with either the cash value test or the guideline premium test set forth in Section 7702 can satisfy this definition. We will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, however, such Policy would not afford the tax advantage normally provided by a life insurance policy.


                    A life insurance policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under the Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.


                    The Policies offered by this prospectus may or may not be issued as modified endowment contracts. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after it is issued which causes a reduction in death benefits may still become fully or partially taxable to the owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A of the Code. Because the Policy provides for flexible premium payments, we will monitor whether additional premium payments or other changes result in a Policy's becoming a modified endowment contract.


                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Treasury regulation 1.817-5 issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification.

                    Generally:

                    - No more that 55% of the value of the total assets may be represented by any one (1) investment

                    - No more than 70% of such value may be represented by any two (2) investments.

                    - No more than 80% of such value may be represented by any three (3) investments; and

                    - No more than 90% of such value may be represented by any four (4) investments.

                    U.S. Treasury Securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. We believe the Varible Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

                    The following may have adverse tax consequences:

                    -  A total surrender or termination of the Policy by lapse;


                    -  A change in the specified amount;


                    -  Payment of additional premiums;

                    -  A policy loan;


                    -  A change in death benefit option;



                    -  A 1035 exchange;


                    -  The exchange of a Policy for a fixed-benefit policy, or

                    -  The assignment of a Policy.

                    If the amount received by the policy owner upon surrender or termination plus total policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policy owner or beneficiary.

                    TAXATION OF THE COMPANY


                    We are taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of accumulation units.


                    We do not initially expect to incur any federal income tax liability that would be chargeable directly to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, we determine that on a separate company basis such taxes may be incurred, we reserve the right to assess a charge for such taxes against the Variable Account.

                    We may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

OTHER MATTERS


                    DIRECTORS AND OFFICERS OF THE COMPANY


                    The following persons are our Directors and Principal Officers. The address of each is 900 Cottage Grove Road, Hartford, CT 06152. We or our affiliates have employed each for more than five years except for Mr. Pacy, Mr. Wahlman, Mr. Pastore and Ms. Cooper.


                    - Prior to January, 1995, Mr. Pacy was Senior Manager-IT Infrastructure and Technology Management Officer, Digital Equipment Corporation.


                    - Prior to September, 1998, Mr. Wahlman was Director of Accounting and Regulatory Policy, Bank One Corporation.



                    - Prior to December, 1995, Mr. Pastore was Vice President of Citicorp.



                    - Prior to January, 1999, Ms. Cooper was an Associate Attorney with Roginson, Donovan, Madden & Barry, P.C.



                                       POSITIONS AND OFFICES
             NAME                         WITH THE COMPANY
------------------------------  ------------------------------------
Thomas C. Jones                 President and Director
                                (Principal Executive Officer)
John Wilkinson                  Vice President and Actuary
                                (Principal Financial Officer)
Robert E. Wahlman               Vice President
                                (Principal Accounting Officer)
Susan L. Cooper                 Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
William M. Pastore              Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John Cannon, III                Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Marc L. Preminger               Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President


                    DISTRIBUTION OF POLICIES

                    Licensed insurance agents will sell the Policies in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). We will distribute the Policies through our principal underwriter, CIGNA Financial Services, Inc. ("CFS"), whose address is 280 Trumbull Street, Hartford, Connecticut. CFS is a Delaware corporation organized in 1995.

                    Gross commissions paid by us on the sale of Policies will not exceed:


                    - First Year: 45% of target premium, plus 3% of any premium payment in excess of target premium.



                    - Years 2 through 10: 15% of target premium, plus 3% of any premium payment in excess of target premium.



                    - Renewal: 3% of premium payments, plus 25% of any increase in target premium.



                    In addition, we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second year.

                    CHANGES OF INVESTMENT POLICY


                    We may materially change the investment policy of the Variable Account. We must inform you and obtain all necessary regulatory approvals. We must submit any change to the various state insurance departments, which may disapprove it if deemed detrimental to the policy owners' interests or if it renders our operations hazardous to the public. If a policy owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You must make this conversion by the later of:


                    - 60 days (6 months in Pennsylvania) from the date of the investment policy change, or

                    - 60 days (6 months in Pennsylvania) from the date you are informed of such change.

                    We will not require evidence of insurability for this conversion.


                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.


                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    We presently and will, from time to time, offer other variable life insurance policies and variable annuity contracts with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    We are subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Connecticut Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS


                    We maintain Policy records and will mail to each policy owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the accumulation value, the surrender value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any loan account value.


                    We will also send you annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the funds to the extent required by the 1940 Act.


                    In addition, we will send you statements of significant transactions, such as changes in specified amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability.

                    The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which we and the Variable Account are parties or to which any of our property is subject. The principal underwriter, CFS, is not engaged in any material litigation of any nature.

                    EXPERTS

                    An actuarial opinion regarding the representativeness of illustrations in this prospectus has been rendered by Michelle L. Kunzman, FSA, MAAA, 280 Trumbull Street, Hartford, CT 06104, as stated in the opinion filed as an exhibit to the Registration Statement given on her authority as an expert in actuarial matters.

                    Legal matters in connection with the Policies described in this prospectus are being passed upon by Mark A. Parsons, Esq. Chief Counsel, CIGNA Retirement & Investment Services, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an exhibit to the Registration Statement given on his authority as an expert in these matters.


                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in the prospectus as well as the Statement of Assets and Liabilities of the Variable Account at December 31, 1998 and the Statements of Operations for the period ended December 31, 1998 and the Statements of Changes in Net Assets for the periods ended December 31, 1998 and 1997 have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                    REGISTRATION STATEMENT

                    We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered by way of this prospectus. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    YEAR 2000


                    Variable Life Separate Account 02 is a Connecticut General Life Insurance Company separate account established under Connecticut insurance law. We are highly dependent on automated systems and systems applications in conducting our ongoing operations. If these systems were unable to process data accurately because of failing to be Year

                    2000 ready, these activities (including the processing of transactions and other normal business activities for the Variable Account) would be interrupted and could have a material adverse effect on our operational results. Making sure our customers and participants continue to receive uninterrupted services through 2000 and beyond is our highest business priority.



                    Our CEO and senior management continue to ensure that the business implications of Year 2000, both external and internal, are addressed. Our operational and financial plans address both Year 2000 business and systems issues. Our internal auditors are actively involved in monitoring our progress. We are applying formalized project monitoring, best practices, and operating principles to Year 2000 issues. We are refining contingency and business resumption plans to reduce the likelihood that Year 2000 events outside of our control will adversely affect customer services, and to be prepared if, despite our best efforts, we are affected by Year 2000 issues.



                    In addition, we have relationships with various third-party entities in the ordinary course of business. We have identified third-party entities critical to our operations and are assessing and attempting to mitigate our risks due to the failure of these entities to be Year 2000 ready. We are in the process of a comprehensive analysis of the operational problems that would be reasonably likely to result from the failure by certain third-parties to complete efforts necessary to achieve Year 2000 compliance on a timely basis.



                    We are closely monitoring the mutual funds that are offered through the Variable Account and the reports we have received indicate that all are taking the necessary steps to become ready. We will continue to follow-up with them in 1999 to ensure there will be a smooth transition into the next millennium. Due to the intricacies and interactions of companies in the financial service industry, they have limited control over Y2K issues that span multiple firms, markets, and countries.



                    Further, we are actively working with our key outsourced service suppliers to assess both their on-going business viability as well as the continued compatibility of our electronic interfaces. We have identified the key service suppliers and we are taking steps with them to ensure uninterrupted service to clients.



                    We expect the millenium change will not materially affect our ability to meet customer commitments, provide expected customer service, and meet financial targets. Please visit the Company's web site at http://www.cigna.com for additional information about CIGNA and the Year 2000, including copies of our required SEC filings.



                    This is a "Year 2000 readiness disclosure" as the term is defined under the "Year 2000 Information and Readiness Disclosure Act". This Year 2000 readiness disclosure is published with the approval of CIGNA Retirement & Investment Services. We make the disclosure with respect to our Year 2000 processing and of the products or services we offer.


                    FINANCIAL STATEMENTS

                    The consolidated balance sheets of the Company and its subsidiaries as of December 31, 1998 and 1997 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1998, 1997 and 1996 follow. They should be considered only as bearing upon the ability of the Company to meet our obligations under the Policies.


                    The Statement of Assets and Liabilities of the Variable Account at December 31, 1998 and related Statements of Operations for the period ended December 31, 1998 and Statements of Changes in Net Assets for the periods ended December 31, 1998 and 1997 also follow. The Variable Account commenced operations on December 24, 1996.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICEWATERHOUSECOOPERS                                          [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

February 9, 1999

                            CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS


                               DECEMBER 31, 1998

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,683  $   5,376  $   5,314
Net investment income...............................................      2,637      3,139      3,199
Realized investment gains...........................................         93         45         37
Other revenues......................................................        427         10          9
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,840      8,570      8,559
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      5,802      5,917      6,069
Policy acquisition expenses.........................................         44        122        143
Other operating expenses............................................      1,763      1,618      1,477
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,609      7,657      7,689
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................      1,231        913        870
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        636        347        394
  Deferred..........................................................       (211)       (49)       (81)
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        425        298        313
-----------------------------------------------------------------------------------------------------
NET INCOME..........................................................  $     806  $     615  $     557
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

----------------------------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
----------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                        1998                  1997
----------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $16,820;
   $20,962)........................................................  $  18,067             $  22,323
  Mortgage loans...................................................      8,875                10,090
  Equity securities, at fair value (cost, $62; $75)................         47                    54
  Policy loans.....................................................      6,091                 7,146
  Real estate......................................................        712                   749
  Other long-term investments......................................        159                   166
  Short-term investments...........................................         85                   173
                                                                     ---------             ---------
      Total investments............................................     34,036                40,701
  Cash and cash equivalents........................................      1,026                   923
  Accrued investment income........................................        494                   602
  Premiums and accounts receivable.................................        939                   811
  Reinsurance recoverables.........................................      7,278                 1,271
  Deferred policy acquisition costs................................        187                   834
  Property and equipment...........................................        365                   291
  Deferred income taxes............................................        865                   653
  Goodwill and other intangibles...................................        730                   474
  Other assets.....................................................        236                   276
  Separate account assets..........................................     34,648                29,217
----------------------------------------------------------------------------------------------------
      Total assets.................................................  $  80,804             $  76,053
----------------------------------------------------------------------------------------------------
                                                                     -------------------------------
LIABILITIES
Contractholder deposit funds.......................................  $  30,614             $  30,449
Future policy benefits.............................................      8,286                 8,224
Unpaid claims and claim expenses...................................      1,286                 1,225
Unearned premiums..................................................        162                   260
                                                                     ---------             ---------
      Total contractholder and insurance liabilities...............     40,348                40,158
Accounts payable, accrued expenses and other liabilities...........      2,523                 2,428
Current income taxes...............................................         65                    --
Separate account liabilities.......................................     34,340                29,021
----------------------------------------------------------------------------------------------------
      Total liabilities............................................     77,276                71,607
----------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 13
SHAREHOLDER'S EQUITY
Common stock (6 shares issued and outstanding).....................         30                    30
Additional paid-in capital.........................................      1,072                   766
Net unrealized appreciation, fixed maturities...........        243                   282
Net unrealized (depreciation), equity securities........        (25)                  (26)
Net translation of foreign currencies...................          2                     2
                                                          ---------             ---------
Accumulated other comprehensive income.............................        220                   258
Retained earnings..................................................      2,206                 3,392
----------------------------------------------------------------------------------------------------
      Total shareholder's equity...................................      3,528                 4,446
----------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity...................  $  80,804             $  76,053
----------------------------------------------------------------------------------------------------
                                                                     -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME AND CHANGES IN SHAREHOLDER'S
                                     EQUITY


------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                1998                           1997                           1996
------------------------------------------------------------------------------------------------------------------------------
                                      COMPREHENSIVE  SHAREHOLDER'S   COMPREHENSIVE SHAREHOLDER'S    COMPREHENSIVE  SHAREHOLDER'S
                                             INCOME       EQUITY           INCOME         EQUITY           INCOME       EQUITY
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK......................                    $      30                      $      30                     $        30
ADDITIONAL PAID-IN CAPITAL........                        1,072                            766                             766
ACCUMULATED OTHER COMPREHENSIVE
 INCOME -- BEGINNING OF YEAR......                          258                            191                             478
Net unrealized appreciation
 (depreciation)-- fixed
 maturities.......................     $     (39)           (39)     $      69              69       $    (276)           (276)
Net unrealized appreciation
 (depreciation) -- equity
 securities.......................             1              1             (1)             (1)            (12)            (12)
                                             ---                           ---                           -----
Net unrealized appreciation
 (depreciation) on securities.....           (38)                           68                            (288)
Net translation of foreign
 currencies.......................             -              -             (1)             (1)              1               1
                                             ---                           ---                           -----
  Other comprehensive (loss)
   income.........................           (38)                           67                            (287)
                                                     -----------                        ------                     -----------
ACCUMULATED OTHER COMPREHENSIVE
 INCOME -- END OF YEAR............                          220                            258                             191
                                                     -----------                        ------                     -----------
RETAINED EARNINGS -- BEGINNING OF
 YEAR.............................                        3,392                          3,177                           3,220
  Net income......................           806            806            615             615             557             557
  Dividends declared..............                       (1,992)                          (400)                           (600)
                                                     -----------                        ------                     -----------
  RETAINED EARNINGS -- END OF
   YEAR...........................                        2,206                          3,392                           3,177
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMPREHENSIVE INCOME AND
 SHAREHOLDER'S EQUITY.............     $     768      $   3,528      $     682       $   4,446       $     270     $     4,164


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------
(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1998       1997       1996
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     806  $     615  $     557
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
  Insurance liabilities...........................................         67         78         57
  Reinsurance recoverables........................................         (7)        68        (11)
  Premiums and accounts receivable................................       (179)       106         77
  Deferred income taxes, net......................................       (211)       (49)       (82)
  Other assets....................................................       (339)       (54)        43
  Deferred policy acquisition costs...............................        (12)       (97)       (92)
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................        149         41       (113)
  Depreciation and goodwill amortization..........................        113         88         94
  Gain on sale of business........................................       (418)        --         --
  Other, net......................................................        (50)       (99)      (151)
                                                                    ---------  ---------  ---------
    Net cash (used in) provided by operating activities...........        (81)       697        379
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities................................................      2,869      1,583      1,589
  Mortgage loans..................................................      1,052        807        640
  Equity securities...............................................         15         14         13
  Real estate.....................................................         98        401        345
  Policy loans....................................................        382         --         --
  Other (primarily short-term investments)........................      6,724      6,447      3,613
Investment maturities and repayments:
  Fixed maturities................................................      2,797      2,394      2,634
  Mortgage loans..................................................        421        601        630
Investments purchased:
  Fixed maturities................................................     (3,881)    (4,339)    (3,834)
  Mortgage loans..................................................     (1,611)    (1,426)    (1,300)
  Equity securities...............................................         (7)        (9)        (3)
  Policy loans....................................................         --        (13)      (207)
  Other (primarily short-term investments)........................     (7,652)    (6,296)    (3,930)
  Net cash from disposition of business...........................      1,295         --         --
  Other, net......................................................       (274)      (102)       (94)
                                                                    ---------  ---------  ---------
    Net cash provided by investing activities.....................      2,228         62         96
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,050      7,634      7,260
  Withdrawals and benefit payments................................     (7,106)    (7,023)    (7,135)
Dividends paid to parent..........................................     (1,992)      (400)      (600)
Other, net........................................................          4        (47)        --
      Net cash (used in) provided by financing activities.........     (2,044)       164       (475)
---------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents.........................        103        923         --
Cash and cash equivalents, beginning of year......................        923         --         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $   1,026  $     923  $      --
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     520  $     402  $     385
  Interest paid...................................................  $       3  $       5  $       7
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group health and life insurance and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining contractholder and insurance liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information," as of December 31, 1998. SFAS No. 131 changes the way segments are structured and requires additional segment disclosures. Prior period information has been restated based on the new requirements. See Note 11 for additional information.

  In 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives which are hedging market risk related to future cash flows, in the accumulated other comprehensive income section of shareholders' equity. Implementation is required by the first quarter of 2000, with the cumulative effect of adoption reflected in net income and accumulated other comprehensive income, as appropriate. The Company has not determined the effect or timing of implementation of this pronouncement.

  The American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation of this pronouncement, which is required by the first quarter of 1999 with the cumulative effect of adopting the SOP reflected in net income, is not expected to have a material effect on results of operations, liquidity or financial condition.

  In 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 specifies the types of costs that must be capitalized and amortized over the software's expected useful life and the types of costs which must be immediately recognized as expense. Implementation of this pronouncement is required by the first quarter of 1999 and is not expected to have a material effect on results of operations, liquidity or financial condition.

  In 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on the deposit method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health contracts. Implementation is required by the first quarter of 2000, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for mortgage loans and contractholder deposit funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1998 and 1997. Fair values of off-balance sheet financial instruments as of December 31, 1998 and 1997 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale and carried at fair value, include bonds; asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years or less if circumstances indicate that an immediate sale is in the best interests of the Company or policyholders. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

  Equity securities and short-term investments are classified as available-for-sale. Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in shareholder's equity net of policyholder-related amounts and deferred income taxes.

  See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible. See Notes 3 and 9.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. If so, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $490 million and $448 million at December 31, 1998 and 1997, respectively.

  I) GOODWILL AND OTHER INTANGIBLES: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts. Goodwill and other intangibles are amortized over periods not exceeding 40 years. Goodwill and other intangibles are written down when not recoverable based on analysis of historical and estimated future income or undiscounted estimated cash flows of the related businesses. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $143 million and $113 million at December 31, 1998 and 1997, respectively.

  J) OTHER ASSETS: Other assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

  P) OTHER LIABILITIES: Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in shareholder's equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1998, 1997 and 1996.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 7 for additional information.

NOTE 3 -- DISPOSITION

  As of January 1, 1998, the Company sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of $773 million of which $202 million was recognized upon closing of the sale. Since the principal agreement to sell this business is in the form of an indemnity reinsurance arrangement, the remaining $571 million of the gain was deferred and is being recognized at the rate that earnings from the business sold would have been expected to emerge, primarily over fifteen years on a declining basis. The Company recognized $66 million of the deferred gain in 1998.

  Revenues for this business were $972 million and $926 million for the years ended December 31, 1997 and 1996, respectively, and net income was $102 million and $67 million for the same periods. Also, as part of the transaction, the Company recorded a reinsurance recoverable from the purchaser of $5.8 billion for insurance liabilities retained, and transferred invested assets of $5.4 billion along with other assets and liabilities associated with the business. The sales agreement provides for the possibility of certain adjustments; however, any future adjustments are not expected to be material to results of operations, liquidity or financial condition.

  The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $22 million and $36 million, including policyholder share, as of December 31, 1998 and 1997, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1998 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     979  $     999
Due after one year through five years....................................       3,960      4,110
Due after five years through ten years...................................       3,512      3,723
Due after ten years......................................................       2,665      3,348
Asset-backed securities..................................................       5,704      5,887
------------------------------------------------------------------------------------------------
Total....................................................................   $  16,820  $  18,067
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------
                                                                 At December 31, 1998:
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     568    $     407     $      --    $     975
State and local government bonds.................         145           20            --          165
Foreign government bonds.........................         147            7            (9)         145
Corporate securities.............................      10,256          733           (94)      10,895
Asset-backed securities..........................       5,704          217           (34)       5,887
-----------------------------------------------------------------------------------------------------
Total............................................   $  16,820    $   1,384     $    (137)   $  18,067
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                 At December 31, 1997:
-----------------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $   1,361    $     294     $      --    $   1,655
State and local government bonds.................         178           22            (2)         198
Foreign government bonds.........................         143            7            (1)         149
Corporate securities.............................      13,027          860          (123)      13,764
Asset-backed securities..........................       6,253          317           (13)       6,557
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,962    $   1,500     $    (139)   $  22,323
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1998 of $2.0 billion carried at fair value (amortized cost, $2.0 billion), compared with $2.3 billion carried at fair value (amortized cost, $2.3 billion) as of December 31, 1997. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately .05% and .10% of total CMO investments at December 31, 1998 and 1997, respectively.

  At December 31, 1998, contractual fixed maturity investment commitments were $34 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 59% will be disbursed in 1999.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally are less than 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1998       1997
--------------------------------------------------------------------------------------------------
Mortgage Loans..............................................................  $   8,875  $  10,090
                                                                              ---------  ---------
Real estate:
  Held for sale.............................................................        326        339
  Held for production of income.............................................        386        410
                                                                              ---------  ---------
Total real estate...........................................................        712        749
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1998       1997
--------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.........................................................  $   3,145  $   4,153
  Office buildings..........................................................      3,814      3,984
  Apartment buildings.......................................................      1,283      1,311
  Hotels....................................................................        450        498
  Other (primarily industrial)..............................................        895        893
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------
Geographic region:
  Central...................................................................  $   3,051  $   3,484
  Pacific...................................................................      2,683      2,962
  Middle Atlantic...........................................................      1,510      1,821
  South Atlantic............................................................      1,348      1,458
  New England...............................................................        995      1,114
--------------------------------------------------------------------------------------------------
Total.......................................................................  $   9,587  $  10,839
--------------------------------------------------------------------------------------------------
                                                                              --------------------

MORTGAGE LOANS

  At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $.9 billion; 2000 -- $.9 billion; 2001 -- $.8 billion; 2002 -- $1.0 billion;
2003 -- $1.6 billion; and $3.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1998 and 1997, the Company refinanced at current market rates approximately $126 million and $135 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1998, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $492 million, most of which were at a fixed market rate of interest. These commitments are generally expected to be disbursed within three months, and are diversified by property type and geographic region.

  At December 31, 1998, the Company's impaired mortgage loans were $156 million, including $24 million before valuation reserves totaling $6 million, and $132 million which had no valuation reserves. At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

---------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                           1998         1997
---------------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................   $      44    $      94
Transfers to foreclosed real estate............................................         (21)         (30)
Charge-offs upon sales.........................................................          (9)         (47)
Net increase (decrease) in valuation reserves..................................          (8)          27
---------------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................   $       6    $      44
---------------------------------------------------------------------------------------------------------
                                                                                              -----------

  During 1998 and 1997, impaired mortgage loans, before valuation reserves, averaged approximately $285 million and $597 million, respectively. Interest income recorded and cash received on these loans were approximately $12 million and $34 million in 1998 and 1997, respectively.

REAL ESTATE

  During 1998, 1997 and 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $32 million, $81 million and $107 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $171 million and $169 million as of December 31, 1998 and 1997, respectively.

  Net income for 1998 and 1997 included net investment income of $8 million and $9 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1998 and 1997.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $963 million at December 31, 1998 and, for 1997, principally corporate securities of $520 million and federal government securities of $443 million.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

---------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                       1998       1997
---------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities...........................................................  $   1,384  $   1,500
  Equity securities..........................................................         10          8
                                                                               ---------  ---------
                                                                                   1,394      1,508
                                                                               ---------  ---------
Unrealized depreciation:
  Fixed maturities...........................................................       (137)      (139)
  Equity securities..........................................................        (25)       (29)
                                                                               ---------  ---------
                                                                                    (162)      (168)
                                                                               ---------  ---------
Less policyholder-related amounts............................................        880        931
                                                                               ---------  ---------
Shareholder net unrealized appreciation......................................        352        409
Less deferred income taxes...................................................        134        153
---------------------------------------------------------------------------------------------------
Net unrealized appreciation..................................................  $     218  $     256
---------------------------------------------------------------------------------------------------
                                                                               --------------------

  The components of net unrealized appreciation (depreciation) on investments for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                  1998         1997       1996
-----------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments held, net of taxes
  of $48, $37 and $(151), respectively..................................  $      89   $      69   $    (280)
Less gains realized in net income, net of taxes of $68, $-- , and $3, in
  1998, 1997 and 1996, respectively.....................................        127           1           8
                                                                                             --
                                                                          ---------               ---------
Net unrealized appreciation (depreciation)..............................  $     (38)  $      68   $    (288)
-----------------------------------------------------------------------------------------------------------
                                                                          ---------------------------------

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                          1998       1997
------------------------------------------------------------------------------------------------------
Fixed maturities...............................................................   $      22  $      28
Mortgage loans.................................................................           2         --
Real estate....................................................................          68        141
------------------------------------------------------------------------------------------------------
Total..........................................................................   $      92  $     169
------------------------------------------------------------------------------------------------------
                                                                                           -----------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is generally limited to hedging applications to minimize market risk.


  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liabilities.


  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                        1998       1997
----------------------------------------------------------------------------------------------------
Interest rate swaps...........................................................  $     158  $     265
Currency swaps................................................................        193        248
Purchased options.............................................................        878        833
Written options...............................................................      1,087         --
Futures.......................................................................        233         75
----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, Swiss francs, German marks, Japanese yen and pounds sterling) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options that qualify for hedge accounting are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million at December 31, 1997 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses. There were no such options at December 31, 1998.

  The Company also writes reinsurance contracts that are accounted for as written options. The Company receives fees to pay for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments when account holders elect to receive periodic income payments. These written options, along with options purchased to minimize the risks assumed, are reported at fair value in other liabilities and other assets, respectively. Changes in fair value are recognized in other revenues, or other operating expenses if there is a net loss. Fair values of written and related purchased options during 1998 and as of December 31, 1998 were not material.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1998 and 1997.

  The effects of interest rate and currency swaps, purchased and written options and futures on the components of net income for 1998, 1997 and 1996 were not material.

  As of December 31, 1998 and 1997, the Company's variable interest rate investments consisted of approximately $0.6 billion and $0.7 billion of fixed maturities, respectively. As of December 31, 1998 and 1997, the Company's fixed interest rate investments consisted of $17 billion and $21.6 billion, respectively, of fixed maturities, and $8.9 billion and $10.1 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1998 and 1997, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

NOTE 5 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1998       1997       1996
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,386  $   1,648  $   1,647
Equity securities...................................................          1          8         --
Mortgage loans......................................................        739        885        921
Policy loans........................................................        459        532        548
Real estate.........................................................        142        183        227
Other long-term investments.........................................         19         17         23
Short-term investments..............................................         18         28         35
                                                                      ---------  ---------  ---------
                                                                          2,764      3,301      3,401
Less investment expenses............................................        127        162        202
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   2,637  $   3,139  $   3,199
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses, was approximately $1.6 billion for 1998 and $1.7 billion for 1997 and 1996. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.5 billion , $1.4 billion and $1.1 billion for 1998, 1997 and 1996, respectively.

  As of December 31, 1998, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $142 million and $97 million, including restructured investments of $76 million and $93 million, respectively. As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $5 million, $7 million and $15 million in 1998, 1997 and 1996, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1998         1997         1996
----------------------------------------------------------------------------------------------------------------
Fixed maturities.........................................................   $      34    $      (3)   $      11
Equity securities........................................................           3            4            1
Mortgage loans...........................................................          22            4          (12)
Real estate..............................................................          10           28           15
Other....................................................................          24           12           22
                                                                                  ---          ---          ---
                                                                                   93           45           37
Less income taxes........................................................          33            8           17
----------------------------------------------------------------------------------------------------------------
Net realized investment gains............................................   $      60    $      37    $      20
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $(5) million, $25 million and $40 million in 1998, 1997 and 1996, respectively.

  Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $494 million, $489 million and $305 million for 1998, 1997 and 1996 respectively. Realized investment gains attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $201 million, $76 million and $82 million for 1998, 1997 and 1996, respectively.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1998       1997       1996
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   5,677  $   3,978  $   4,236
Gross gains on sales................................................  $     238  $      95  $     146
Gross losses on sales...............................................  $     (55) $    (151) $     (70)
-----------------------------------------------------------------------------------------------------

NOTE 6 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1998, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1998 and 1997 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

  The Company's statutory net income was $824 million, $417 million and $611 million for 1998, 1997 and 1996, respectively. Statutory surplus was $1.8 billion at December 31, 1998 and $2.2 billion at December 31, 1997. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1998, the Company paid dividends of $2.0 billion to its parent, all of which received prior approval from the Department in accordance with requirements (see Note 3 - Disposition). During 1997, the Company paid dividends of $400 million to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1999 without prior approval is $839 million. The amount of restricted net assets as of December 31, 1998 was approximately $2.7 billion.

NOTE 7 -- INCOME TAXES

  The Company's net deferred tax asset of $865 million and $653 million as of December 31, 1998 and 1997, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1998 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote. See Note 13 for a discussion of potential legislation regarding this matter.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

  In management's opinion, adequate tax liabilities have been established for all years. Income taxes and deferred tax balances for the year ended December 31, 1998 reflect state income taxes.

  The tax effects of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

---------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                       1998       1997
---------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities.............................  $     119  $     400
  Employee and retiree benefit plans.........................................        214        196
  Deferred gain on sale of business..........................................        290         --
  Investments, net...........................................................        356        262
  Policy acquisition expenses................................................        111         --
  Other......................................................................         --         63
                                                                               ---------        ---
Total deferred tax assets....................................................      1,090        921
                                                                               ---------        ---
Deferred tax liabilities:
  Policy acquisition expenses................................................         --         38
  Depreciation...............................................................         67         77
  Unrealized appreciation on investments.....................................        134        153
  Other......................................................................         24         --
                                                                               ---------        ---
Total deferred tax assets....................................................        225        268
---------------------------------------------------------------------------------------------------
Net deferred income tax asset................................................  $     865  $     653
---------------------------------------------------------------------------------------------------
                                                                               --------------------

  The components of income taxes for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                   1998       1997       1996
----------------------------------------------------------------------------------------------------------
Current taxes:
  U.S. income............................................................  $     617  $     344  $     391
  Foreign income.........................................................          5          3          3
  State income...........................................................         14         --         --
                                                                                 ---        ---        ---
                                                                                 636        347        394
                                                                                 ---        ---        ---
Deferred taxes (benefits):
  U.S. income............................................................       (205)       (49)       (81)
  State income...........................................................         (6)        --         --
                                                                                 ---        ---        ---
                                                                                (211)       (49)       (81)
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     425  $     298  $     313
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

  State income taxes were not material in years prior to 1998.

  Total income taxes for the year ended December 31 differs from the amount computed using the nominal federal income tax rate of 35% for the following reasons:


----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                   1998       1997       1996
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     431  $     320  $     305
Tax-exempt interest income...............................................         (4)        (5)        (5)
Dividends received deduction.............................................        (13)        (7)        (7)
Amortization of goodwill.................................................          5          4          4
State income tax (net of federal income tax benefit).....................          5         --         --
Resolved federal tax audit issues........................................         --        (13)        --
Other....................................................................          1         (1)        16
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     425  $     298  $     313
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------


NOTE 8 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS: The Company provides pension and certain health care and life insurance benefits to eligible retired employees and agents, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to the Company along with other benefit cost allocations.

  Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $19 million, $24 million and $26 million in 1998, 1997 and 1996, respectively. The plans had deposits with the Company totaling approximately $2.8 billion and $2.5 billion at December 31, 1998 and 1997, respectively.

  Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1998 and 1997 and $9 million for 1996. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities as of December 31, 1998 and 1997 was $387 million and $412 million, including no net intercompany payables for 1998 and $39 million for 1997 for services provided by affiliates' employees.

  B) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $22 million for 1998, $15 million for 1997 and $16 million for 1996.

NOTE 9 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of primary liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. In connection with the sale of the Company's individual life insurance and annuity business (as discussed in Note 3), the reinsurance recoverable from Lincoln National Corporation at December 31, 1998 was $6.0 billion.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1998 and 1997 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods; however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,763  $   3,119  $   2,940
  Assumed...........................................................        286        255        135
  Ceded.............................................................       (237)      (266)      (166)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   3,812  $   3,108  $   2,909
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,998  $   1,979  $   1,997
  Assumed...........................................................        564        522        601
  Ceded.............................................................       (691)      (233)      (193)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,871  $   2,268  $   2,405
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1998, 1997 and 1996 were net of reinsurance recoveries of $699 million, $340 million and $359 million, respectively.

  For the year ended December 31, 1998, ceded premiums and reinsurance recoveries associated with the individual life insurance and annuity business sold were $741 million and $550 million, respectively.

NOTE 10 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $42 million, $76 million and $68 million in 1998, 1997 and 1996, respectively.

  As of December 31, 1998, future net minimum rental payments under non-cancelable operating leases were $168 million, payable as follows: 1999 - $41 million; 2000 - $29 million; 2001 - $22 million; 2002 - $19 million; and $57 million thereafter.

NOTE 11 -- SEGMENT INFORMATION

  Operating segments are based on the Company's internal reporting structure and generally reflect differences in products. The Company presents segment information as follows:

  - EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS, which combines the Company's Health Care and Group Insurance divisions, offers traditional indemnity and cost containment products and services as well as alternative funding arrangements, such as administrative services only and minimum premium plans.

  - EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES provides investment products and professional services primarily to sponsors of qualified pension, profit-sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

  Other Operations consist of gain recognition related to the sale of the individual life insurance and annuity business (and, for prior years, results of the sold business, see Note 3), corporate life insurance on which policy loans are outstanding (also called leveraged corporate life insurance), reinsurance operations, settlement annuity business and certain new business initiatives.

  The Company uses operating income (net income excluding after-tax realized investment results) to measure the financial results of its segments. Operating income is determined on a basis consistent with the accounting policies for the consolidated financial statements, except that interest expense on corporate debt is not allocated to segments. The Company allocates substantially all other corporate general, administrative and systems expenses to segments on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

  The Company's operations are not materially dependent on one or a few customers, brokers or agents. Summarized segment financial information for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1998       1997       1996
--------------------------------------------------------------------------------------------------
EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS
Premiums and fees and other revenues.............................  $   5,012  $   4,307  $   4,256
Net investment income............................................        290        286        291
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      5,302      4,593      4,547
Income tax expense...............................................        114        108        126
Operating income.................................................        195        190        189
Assets under management:
  Invested assets................................................      3,519      3,761      3,281
  Separate account...............................................      1,702      1,440      1,176
--------------------------------------------------------------------------------------------------
Total............................................................  $   5,221  $   5,201  $   4,457
--------------------------------------------------------------------------------------------------
EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES
Premiums and fees and other revenues.............................  $     239  $     205  $     257
Net investment income............................................      1,605      1,653      1,686
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      1,844      1,858      1,943
Income tax expense...............................................        113         99         86
Operating income.................................................        245        229        185
Assets under management:
  Invested assets................................................     20,511     20,759     20,303
  Separate account...............................................     30,717     26,678     20,604
--------------------------------------------------------------------------------------------------
Total............................................................  $  51,228  $  47,437  $  40,907
--------------------------------------------------------------------------------------------------
OTHER OPERATIONS
Premiums and fees and other revenues.............................  $     859  $     874  $     810
Net investment income............................................        742      1,200      1,222
--------------------------------------------------------------------------------------------------
Segment revenues.................................................      1,601      2,074      2,032
Income tax expense...............................................        165         83         84
Operating income.................................................        306        159        163
Assets under management:
  Invested assets................................................     10,006     16,181     16,193
  Separate account...............................................      2,229      1,099        775
--------------------------------------------------------------------------------------------------
Total............................................................  $  12,235  $  17,280  $  16,968
--------------------------------------------------------------------------------------------------
REALIZED INVESTMENT GAINS
Realized investment gains........................................  $      93  $      45  $      37
Income tax expense...............................................         33          8         17
--------------------------------------------------------------------------------------------------
Realized investment gains (losses), net of taxes.................  $      60  $      37  $      20
--------------------------------------------------------------------------------------------------
TOTAL
Premiums and fees and other revenues.............................  $   6,110  $   5,386  $   5,323
Net investment income............................................      2,637      3,139      3,199
Realized investment gains........................................         93         45         37
--------------------------------------------------------------------------------------------------
Total revenues...................................................      8,840      8,570      8,559
Income tax expense...............................................        425        298        313
Operating income.................................................        746        578        537
Realized investment gains (losses), net of taxes.................         60         37         20
Net income.......................................................        806        615        557
Assets under management:
  Invested assets................................................     34,036     40,701     39,777
  Separate account...............................................     34,648     29,217     22,555
--------------------------------------------------------------------------------------------------
Total............................................................  $  68,684  $  69,918  $  62,332
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  Premiums and fees and other revenues by product type for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
Medical and Dental Indemnity........................................  $   3,566  $   2,883  $   2,726
Group Life..........................................................      1,363      1,355      1,467
Other...............................................................      1,181      1,148      1,130
-----------------------------------------------------------------------------------------------------
Total premiums and fees and other revenues..........................  $   6,110  $   5,386  $   5,323
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  For the year ended December 31, 1998, 1997 and 1996, the change in net translation of foreign currencies reflects increases of $2 million for 1998 and 1997, and $3 million for 1996.

  Premiums and fees and other revenues by geographic region for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1998       1997       1996
-----------------------------------------------------------------------------------------------------
Domestic............................................................  $   6,068  $   5,356  $   5,291
Foreign.............................................................         42         30         32
-----------------------------------------------------------------------------------------------------
Total premiums and fees and other revenues..........................  $   6,110  $   5,386  $   5,323
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The Company's aggregate foreign exchange transaction losses and foreign long-lived assets for the year ended and as of December 31, 1998, 1997 and 1996 were not material.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1998 and 1997.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1998 and 1997 were $834 million and $869 million, respectively.

  Effective January 1, 1998, the Company assumed insurance reserves totaling $85 million, along with a corresponding amount of invested and other assets, under a coinsurance arrangement assigned from Healthsource Insurance Company, an affiliate. In addition, the Company was assigned the responsibility for administering self-funded employee benefit plan products from Healthsource Provident Administrators, Inc. (HPA), another affiliate. As part of this assignment, net assets of approximately $304 million were transferred to the Company from HPA.

  The Company had lines of credit available from affiliates totaling $600 million at December 31, 1998 and 1997. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1.5 million, $0.2 million and $1.0 million for 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totaling $600 million at December 31, 1998 and 1997. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1998 or 1997.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1998 and 1997, the Company had a balance in the Account of $1.1 billion and $484 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

NOTE 13 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 17 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1998 and 1997 was $85 million and $202 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in net investment income as earned. During 1998, 1997 and 1996, this income was not material. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1998, 1997 or 1996.

  The Company has entered into specialty life reinsurance contracts that guarantee payments for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments if account holders expire or elect to receive periodic income payments. For those accounts with mortality risk, reserves are established in amounts adequate to meet the estimated future obligations using various assumptions as to equity market conditions, premiums, mortality and lapse rates, including provision for adverse deviation. As of December 31, 1998 and 1997, the amount of recorded liabilities was $52 million and $29 million, respectively. Although these guarantees may adversely affect the Company's results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1998 and 1997, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.6 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1998 and 1997. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to restrict insurance pricing and the application of underwriting standards and revise federal tax laws. Some of the more significant issues are discussed below.

  In early 1999, the Administration proposed a federal budget that would eliminate the deferral of taxation of certain statutory income of life insurance companies. As discussed in Note 7, the Company has not provided taxes on $450 million of such income. If the budget provision is enacted, the Company will record additional income tax expense of $158 million to reflect this liability. The proposed federal budget also would limit the deduction of interest expense on the general indebtedness of corporations owning non-leveraged corporate life insurance policies covering the lives of officers, employees or directors. If this latter provision is enacted as proposed, the Company does not anticipate that it will have a material effect on its consolidated results of operations, liquidity, or financial condition, although it could have a material adverse effect on the results of operations of the Employee Retirement Benefits and Investment Services segment.

  In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate life insurance products. For 1998 and 1997, revenues of $556 million and

$591 million, respectively, and net income of $42 million and $44 million, respectively, were from leveraged corporate life insurance products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

  In 1998, the NAIC adopted standardized statutory accounting principles. Since these principles have not been adopted by most of the insurance departments of various jurisdictions in which the Company's insurance subsidiaries are domiciled, the timing and effects of implementation have not yet been determined.

  The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies and other insurance-related assessments. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded no pre-tax charges for 1998, and $17 million and $26 million for 1997 and 1996, respectively, for estimated guaranty fund and other insurance-related assessments before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICEWATERHOUSECOOPERS LLP                                             [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Corporate Insurance Variable Life Separate Account 02



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, Alger American Fund - Alger American Growth Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio; CIGNA Variable Products Group - CIGNA Variable Products Money Market Fund, CIGNA Variable Products S&P 500 Index Fund; Fidelity Variable Insurance Products Fund - Equity-Income Portfolio, High Income Portfolio; Fidelity Variable Insurance Products Fund II - Investment Grade Bond Portfolio; Janus Aspen Series - Janus Aspen Series Short-Term Bond Portfolio, Janus Aspen Series Worldwide Growth Portfolio; MFS Variable Insurance Trust - MFS Emerging Growth Series, MFS Total Return Series; OCC Accumulation Trust - OCC Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio; Templeton Variable Products Series Fund - Templeton International Fund - Class I (constituting the CG Corporate Insurance Variable Life Separate Account 02, hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.



/s/ PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 19, 1999

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                                                                         FIDELITY
                                                                                                                         VARIABLE
                                                                                                       FIDELITY         INSURANCE
                                                                            CIGNA VARIABLE        VARIABLE INSURANCE     PRODUCTS
                                                                            PRODUCTS GROUP             PRODUCTS          FUND II
                                   ALGER AMERICAN FUND SUB-ACCOUNTS          SUB-ACCOUNTS         FUND SUB-ACCOUNTS     SUB-ACCOUNT
                                --------------------------------------  ----------------------  ----------------------  ----------
                                                 MIDCAP       SMALL       MONEY      S&P 500     EQUITY-       HIGH     INVESTMENT
                                   GROWTH        GROWTH     CAPITALIZATION   MARKET   INDEX       INCOME      INCOME    GRADE BOND
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
ASSETS:
Investment in variable
  insurance funds at fair
  value.......................  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
Receivable from Connecticut
  General Life Insurance
  Company.....................       --                598         90       --          --          --             363     --
Receivable for fund shares
  sold........................        12,197       --          --           10,755       3,935       9,846                    170
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total assets..............       525,002       279,612    598,402      223,902  27,266,162   1,111,736   1,079,870  5,897,461
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life
  Insurance Company...........        12,197       --          --           10,755       3,935       9,846      --            170
Payable for fund shares
  purchased...................       --                598         90       --          --          --             363     --
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total liabilities.........        12,197           598         90       10,755       3,935       9,846         363        170
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
    Net assets................  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
Accumulation units outstanding
  -- Contracts sold before May
  1, 1998.....................        29,858        19,198     23,818       19,624   1,708,791      83,871      98,758    466,141
Net asset value per
  accumulation unit...........  $  17.174509  $  14.533269  $14.358496  $10.861410  $15.363576  $13.137868  $10.930880  $11.693725
Accumulation units outstanding
  -- Contracts sold after
  April 30, 1998..............       --            --          24,144       --          90,399      --          --         42,614
Net asset value per
  accumulation unit...........       --            --       $10.616506      --      $11.162600      --          --      $10.474584
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
Accumulation net assets.......  $    512,805  $    279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890  $1,079,507  $5,897,291
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------
                                ------------  ------------  ----------  ----------  ----------  ----------  ----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1998

                                                                                                                      TEMPLETON
                                                                                                                       VARIABLE
                                                                                                                       PRODUCTS
                                                                                                                        SERIES
                                                                                                                         FUND
                                  JANUS ASPEN SERIES     MFS VARIABLE INSURANCE                                       SUB-ACCOUNT
                                     SUB-ACCOUNTS          TRUST SUB-ACCOUNTS           OCC ACCUMULATION TRUST        ----------
                                ----------------------  ------------------------             SUB-ACCOUNTS             INTERNATIONAL
                                SHORT-TERM  WORLDWIDE    EMERGING       TOTAL     ----------------------------------  -
                                   BOND       GROWTH      GROWTH        RETURN      EQUITY     MANAGED    SMALL CAP    CLASS 1
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
ASSETS:
Investment in variable
  insurance funds at fair
  value.......................  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
Receivable from Connecticut
  General Life Insurance
  Company.....................      --          --              893        2,238         208      --             120     --
Receivable for fund shares
  sold........................      --           5,911      --            --          --          10,593      --          1,623
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Total assets..............      --       2,832,188    1,027,482       66,028     148,083     749,966   1,258,098  1,297,666
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life
  Insurance Company...........      --           5,911      --            --          --          10,593      --          1,623
Payable for fund shares
  purchased...................      --          --              893        2,238         208      --             120     --
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Total liabilities.........      --           5,911          893        2,238         208      10,593         120      1,623
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
    Net assets................  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
Accumulation units outstanding
  -- Contracts sold before May
  1, 1998.....................      --         194,396       66,199        4,987      11,240      59,386     116,250     99,869
Net asset value per
  accumulation unit...........      --      $14.538727  $ 15.507615   $12.791189  $13.156140  $12.450284  $10.821353  $11.832899
Accumulation units outstanding
  -- Contracts sold after
  April 30, 1998..............      --          --          --            --          --          --          --         11,884
Net asset value per
  accumulation unit...........      --          --          --            --          --          --          --      $9.617966
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
Accumulation net assets.......  $   --      $2,826,277  $ 1,026,589   $   63,790  $  147,875  $  739,373  $1,257,978  $1,296,043
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  -----------   ----------  ----------  ----------  ----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                 FIDELITY VARIABLE
                                                                      CIGNA VARIABLE       FIDELITY VARIABLE         INSURANCE
                                                                         PRODUCTS          INSURANCE PRODUCTS    PRODUCTS FUND II
                              ALGER AMERICAN FUND SUB-ACCOUNTS      GROUP SUB-ACCOUNTS     FUND SUB-ACCOUNTS        SUB-ACCOUNT
                           --------------------------------------   -------------------   --------------------   -----------------
                                        MIDCAP         SMALL         MONEY     S&P 500    EQUITY-      HIGH         INVESTMENT
                            GROWTH      GROWTH     CAPITALIZATION    MARKET     INDEX      INCOME     INCOME        GRADE BOND
                           ---------   ---------   --------------   --------   --------   --------   ---------   -----------------
INVESTMENT INCOME:
Dividends................  $     482   $  --       $           1    $ 39,467   $520,757   $  4,536   $  23,780   $        235,834

EXPENSES:
Mortality and expense
  risk and administrative
  charges................      2,328       1,536           3,036       7,446    190,138      7,081       5,020             52,445
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
Net investment gain
  (loss).................     (1,846)     (1,536)         (3,035)     32,021    330,619     (2,545)     18,760            183,389
                           ---------   ---------         -------    --------   --------   --------   ---------           --------

NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Capital gain
  distributions from
  portfolio sponsors.....     29,450      11,691          34,120       --       223,478     16,142      15,111             27,981
Net realized gain (loss)
  on share
  transactions...........      2,954       1,992            (972)      --       107,742       (105)         51             13,754
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
  Net realized gain......     32,404      13,683          33,148       --       331,220     16,037      15,162             41,735
Change in net unrealized
  gain (loss)............     91,238      40,548           5,340       --      4,308,965    36,839     (50,282)           201,263
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
  Net realized and
   unrealized gain (loss)
   on investments........    123,642      54,231          38,488       --      4,640,185    52,876     (35,120)           242,998
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $ 121,796   $  52,695   $      35,453    $ 32,021   $4,970,804 $ 50,331   $ (16,360)  $        426,387
                           ---------   ---------         -------    --------   --------   --------   ---------           --------
                           ---------   ---------         -------    --------   --------   --------   ---------           --------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                 TEMPLETON
                                                       MFS VARIABLE                                              VARIABLE
                             JANUS ASPEN SERIES          INSURANCE                                            PRODUCTS SERIES
                                SUB-ACCOUNTS        TRUST SUB-ACCOUNTS            OCC ACCUMULATION           FUND SUB-ACCOUNT
                           ----------------------   -------------------          TRUST SUB-ACCOUNTS          -----------------
                           SHORT-TERM   WORLDWIDE   EMERGING    TOTAL     --------------------------------    INTERNATIONAL -
                             BOND*       GROWTH      GROWTH     RETURN     EQUITY    MANAGED    SMALL CAP         CLASS 1
                           ----------   ---------   --------   --------   --------   --------   ----------   -----------------
INVESTMENT INCOME:
Dividends................  $      18    $  67,675   $  --      $     77   $    726   $ 3,601    $    4,734   $         15,674

EXPENSES:
Mortality and expense
  risk and administrative
  charges................         13       23,832      6,074        249        996     5,426        13,225              9,709
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
Net investment gain
  (loss).................          5       43,843     (6,074)      (172)      (270)   (1,825)       (8,491)             5,965
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Capital gain
  distributions from
  portfolio sponsors.....          2       27,273      4,451         91      3,143    14,415        51,695             28,023
Net realized gain (loss)
  on share
  transactions...........         43      (19,943)    (2,772)        34        522     1,337       (29,631)               940
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
  Net realized gain......         45        7,330      1,679        125      3,665    15,752        22,064             28,963
Change in net unrealized
  gain (loss)............     --          479,024    216,913      3,234      6,897    22,152      (177,446)           (28,223)
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
  Net realized and
   unrealized gain (loss)
   on investments........         45      486,354    218,592      3,359     10,562    37,904      (155,382)               740
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $      50    $ 530,197   $212,518   $  3,187   $ 10,292   $36,079    $ (163,873)  $          6,705
                                  --
                                  --
                                        ---------   --------   --------   --------   --------   ----------           --------
                                        ---------   --------   --------   --------   --------   ----------           --------

* For the period ended December 31, 1998.

  Deposits first received January 29, 1998.

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                             FIDELITY
                                                                                             VARIABLE
                                                                                             INSURANCE
                                                                         CIGNA VARIABLE      PRODUCTS
                                                                         PRODUCTS GROUP        FUND
                                 ALGER AMERICAN FUND SUB-ACCOUNTS         SUB-ACCOUNTS       SUB-ACCOUNTS
                                -----------------------------------  ----------------------  ---------
                                               MIDCAP      SMALL       MONEY      S&P 500     EQUITY-
                                  GROWTH       GROWTH    CAPITALIZATION   MARKET   INDEX      INCOME
                                -----------  ----------  ----------  ----------  ----------  ---------
OPERATIONS:
Net investment gain (loss)....  $    (1,846) $   (1,536) $  (3,035 ) $   32,021  $  330,619  $  (2,545)
Net realized gain.............       32,404      13,683     33,148       --         331,220     16,037
Net unrealized gain (loss)....       91,238      40,548      5,340       --       4,308,965     36,839
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   operations.................      121,796      52,695     35,453       32,021   4,970,804     50,331
                                -----------  ----------  ----------  ----------  ----------  ---------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............      234,347     107,151    115,723    8,339,674   6,448,072    436,963
Participant transfers.........      178,850     100,550    387,084   (7,699,759)  3,889,673    543,337
Participant withdrawals.......      (72,383)    (19,855)   (30,038 )   (530,422) (1,497,945)  (111,582)
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   participant transactions...      340,814     187,846    472,769      109,493   8,839,800    868,718
                                -----------  ----------  ----------  ----------  ----------  ---------
    Total increase (decrease)
     in net assets............      462,610     240,541    508,222      141,514  13,810,604    919,049

NET ASSETS:
Beginning of year.............       50,195      38,473     90,090       71,633  13,451,623    182,841
                                -----------  ----------  ----------  ----------  ----------  ---------
End of year...................  $   512,805  $  279,014  $ 598,312   $  213,147  $27,262,227 $1,101,890
                                -----------  ----------  ----------  ----------  ----------  ---------
                                -----------  ----------  ----------  ----------  ----------  ---------

                                              FIDELITY
                                              VARIABLE
                                             INSURANCE
                                              PRODUCTS
                                              FUND II
                                             SUB-ACCOUNT
                                             ----------
                                   HIGH      INVESTMENT
                                  INCOME     GRADE BOND
                                -----------  ----------
OPERATIONS:
Net investment gain (loss)....  $    18,760  $ 183,389
Net realized gain.............       15,162     41,735
Net unrealized gain (loss)....      (50,282)   201,263
                                -----------  ----------
  Net increase (decrease) from
   operations.................      (16,360)   426,387
                                -----------  ----------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............      220,573    424,660
Participant transfers.........      612,890    838,386
Participant withdrawals.......      (42,487)  (773,867 )
                                -----------  ----------
  Net increase (decrease) from
   participant transactions...      790,976    489,179
                                -----------  ----------
    Total increase (decrease)
     in net assets............      774,616    915,566
NET ASSETS:
Beginning of year.............      304,891  4,981,725
                                -----------  ----------
End of year...................  $ 1,079,507  $5,897,291
                                -----------  ----------
                                -----------  ----------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                             TEMPLETON
                                                                                                             VARIABLE
                                                                                                             PRODUCTS
                                                       MFS VARIABLE                                         SERIES FUND
                                JANUS ASPEN SERIES       INSURANCE                                          SUB-ACCOUNT
                                   SUB-ACCOUNTS     TRUST SUB-ACCOUNTS     OCC ACCUMULATION TRUST SUB-     -------------
                                ------------------  -------------------              ACCOUNTS              INTERNATIONAL
                                SHORT-TERM WORLDWIDE EMERGING   TOTAL    --------------------------------        -
                                 BOND*     GROWTH    GROWTH    RETURN      EQUITY     MANAGED   SMALL CAP     CLASS 1
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
OPERATIONS:
Net investment gain (loss)....  $     5   $ 43,843  $ (6,074) $    (172) $      (270) $ (1,825) $  (8,491) $     5,965
Net realized gain.............       45      7,330     1,679        125        3,665    15,752     22,064       28,963
Net unrealized gain (loss)....    --       479,024   216,913      3,234        6,897    22,152   (177,446)     (28,223  )
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   operations.................       50    530,197   212,518      3,187       10,292    36,079   (163,873)       6,705
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............    5,631    687,079   316,114      6,219      105,497   449,913    128,149      424,779
Participant transfers.........   (5,488 )  254,640   274,990     55,960       14,836   (10,371)    89,173      342,949
Participant withdrawals.......     (193 ) (306,422)  (86,142)    (5,231)     (30,729)  (70,856)  (158,738)     (55,891  )
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   participant transactions...      (50 )  635,297   504,962     56,948       89,604   368,686     58,584      711,837
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
    Total increase (decrease)
     in net assets............    --      1,165,494  717,480     60,135       99,896   404,765   (105,289)     718,542

NET ASSETS:
Beginning of year.............    --      1,660,783  309,109      3,655       47,979   334,608  1,363,267      577,501
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
End of year...................  $ --      $2,826,277 $1,026,589 $  63,790 $   147,875 $739,373  $1,257,978 $ 1,296,043
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------
                                --------  --------  --------  ---------  -----------  --------  ---------  -------------


--------------------------

* For the period ended December 31, 1998.

  Deposits first received January 29, 1998.

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED TO DECEMBER 31, 1997

                                                                                             FIDELITY
                                                                         CIGNA VARIABLE         VIP
                                     ALGER AMERICAN PORTFOLIO            PRODUCTS GROUP      PORTFOLIO
                                           SUB-ACCOUNTS                   SUB-ACCOUNTS       SUB-ACCOUNTS
                                -----------------------------------  ----------------------  ---------
                                               MIDCAP      SMALL       MONEY                  EQUITY-
                                  GROWTH       GROWTH    CAPITALIZATION  MARKET*  S&P 500     INCOME
                                -----------  ----------  ----------  ----------  ----------  ---------
Date deposits first
  received....................      2/24/97     2/24/97    3/31/97     12/24/96     2/24/97    2/24/97

OPERATIONS:
Net investment gain (loss)....  $       (89) $     (242) $    (512 ) $   68,033  $  196,883  $    (944)
Net realized gain.............          102         628      2,183       --         293,784        309
Net unrealized gain...........        1,223       5,140     10,441       --       1,320,848     26,400
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase from
   operations.................        1,236       5,526     12,112       68,033   1,811,515     25,765
                                -----------  ----------  ----------  ----------  ----------  ---------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............       41,099       1,222     --       20,606,819     916,689     61,215
Participant transfers.........        9,624      33,892     82,004   (20,953,420) 10,900,475   105,195
Participant withdrawals.......       (1,764)     (2,167)    (4,026 )   (260,990)   (177,056)    (9,334)
                                -----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) from
   participant transactions...       48,959      32,947     77,978     (607,591) 11,640,108    157,076
                                -----------  ----------  ----------  ----------  ----------  ---------
    Total increase (decrease)
     in net assets............       50,195      38,473     90,090     (539,558) 13,451,623    182,841

NET ASSETS:
Beginning of period...........      --           --         --          611,191      --         --
                                -----------  ----------  ----------  ----------  ----------  ---------
End of period.................  $    50,195  $   38,473  $  90,090   $   71,633  $13,451,623 $ 182,841
                                -----------  ----------  ----------  ----------  ----------  ---------
                                -----------  ----------  ----------  ----------  ----------  ---------

                                              FIDELITY
                                               VIP II
                                             PORTFOLIO
                                             SUB-ACCOUNTS
                                             ----------
                                   HIGH      INVESTMENT
                                  INCOME     GRADE BOND
                                -----------  ----------
Date deposits first
  received....................      1/29/97    1/29/97
OPERATIONS:
Net investment gain (loss)....  $     7,138  $  (8,846 )
Net realized gain.............        1,385        110
Net unrealized gain...........       27,140    192,098
                                -----------  ----------
  Net increase from
   operations.................       35,663    183,362
                                -----------  ----------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............       65,300    186,655
Participant transfers.........      217,909  4,637,295
Participant withdrawals.......      (13,981)   (25,587 )
                                -----------  ----------
  Net increase (decrease) from
   participant transactions...      269,228  4,798,363
                                -----------  ----------
    Total increase (decrease)
     in net assets............      304,891  4,981,725
NET ASSETS:
Beginning of period...........      --          --
                                -----------  ----------
End of period.................  $   304,891  $4,981,725
                                -----------  ----------
                                -----------  ----------

--------------------------

* For the Year Ended December 31, 1997 (Deposits first received December 24,
    1996)

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIODS INDICATED TO DECEMBER 31, 1997

                                 JANUS
                                 ASPEN
                                 SERIES       MFS SERIES
                                SUB-ACCOUNT    SUB-ACCOUNTS            OCC ACCUMULATION            TEMPLETON
                                --------  -------------------         TRUST SUB-ACCOUNTS         SUB-ACCOUNTS
                                WORLDWIDE EMERGING    TOTAL    --------------------------------  -------------
                                 GROWTH    GROWTH    RETURN      EQUITY     MANAGED   SMALL CAP  INTERNATIONAL
                                --------  --------  ---------  -----------  --------  ---------  -------------
Date deposits first
  received....................   2/24/97   1/29/97    2/24/97      2/24/97   1/29/97    2/24/97       2/24/97

OPERATIONS:
Net investment (loss).........  $ (1,199) $ (1,959) $     (14) $       (74) $    (62) $  (4,467) $     (2,220 )
Net realized gain (loss)......       715       230          8          219     6,115        365           (13 )
Net unrealized gain (loss)....    43,891    36,451        308        2,992    27,581     19,222        (7,247 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase (decrease) from
   operations.................    43,407    34,722        302        3,137    33,634     15,120        (9,480 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
ACCUMULATION UNIT
  TRANSACTIONS:
Participant deposits, net of
  premium loads...............   177,366    83,322      2,184       25,651   131,629     53,337       273,855
Participant transfers.........  1,459,273  206,614      1,763       25,340   184,083  1,298,529       322,803
Participant withdrawals.......   (19,263)  (15,549)      (594)      (6,149)  (14,738)    (3,719)       (9,677 )
                                --------  --------  ---------  -----------  --------  ---------  -------------
  Net increase from
   participant transactions...  1,617,376  274,387      3,353       44,842   300,974  1,348,147       586,981
                                --------  --------  ---------  -----------  --------  ---------  -------------
    Total increase in net
     assets...................  1,660,783  309,109      3,655       47,979   334,608  1,363,267       577,501

NET ASSETS:
Beginning of period...........     --        --        --          --          --        --           --
                                --------  --------  ---------  -----------  --------  ---------  -------------
End of period.................  $1,660,783 $309,109 $   3,655  $    47,979  $334,608  $1,363,267 $    577,501
                                --------  --------  ---------  -----------  --------  ---------  -------------
                                --------  --------  ---------  -----------  --------  ---------  -------------

  The Notes to Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION
    CG Corporate Insurance Variable Life Separate Account 02 (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    At December 31, 1998, the assets of the Account are divided into variable sub-accounts, each of which is invested in shares of one of seventeen portfolios (mutual funds) of nine diversified open-end management investment companies, each portfolio having its own investment objective. Transfers are permitted between these portfolios and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

ALGER AMERICAN FUND:
              Alger American Growth Portfolio
              Alger American MidCap Growth Portfolio
              Alger American Small Capitalization Portfolio
BT INSURANCE FUNDS TRUST:
              EAFE-Registered Trademark- Equity Index Fund*
              Small Cap Index Fund*
CIGNA VARIABLE PRODUCTS GROUP:
              CIGNA Variable Products Money Market Fund
              CIGNA Variable Products S&P 500 Index Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
              Equity-Income Portfolio ("Fidelity Equity-Income Portfolio")
              High Income Portfolio ("Fidelity High Income Portfolio")
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
              Investment Grade Bond Portfolio ("Fidelity Investment Grade Bond Portfolio")
JANUS ASPEN SERIES:
              Janus Aspen Series Short-Term Bond Portfolio**
              Janus Aspen Series Worldwide Growth Portfolio
MFS VARIABLE INSURANCE TRUST:
              MFS Emerging Growth Series
              MFS Total Return Series
OCC ACCUMULATION TRUST:
              OCC Equity Portfolio
              OCC Managed Portfolio
              OCC Small Cap Portfolio
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
              Templeton International Fund - Class 1

 * Not active. No deposits received as of December 31, 1998.
** This fund was no longer offered as of September 15, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
    These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts.

                 (This page has been left blank intentionally.)

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

  A. INVESTMENT VALUATION: Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 1998. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

  B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

  C. FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

3. INVESTMENTS
    Total shares outstanding and cost of investments as of December 31, 1998 were:

---------------------------------------------------------------------------------------------
                                                                                    Cost of
Sub-Account                                                           Shares Held  Investments
---------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................       9,636   $  420,344
Alger American MidCap Growth Portfolio..............................       9,665      233,326
Alger American Small Capitalization Portfolio.......................      13,607      582,531
CIGNA Variable Products Money Market Fund...........................     213,147      213,147
CIGNA Variable Products S&P 500 Index Fund..........................   1,381,765   21,632,414
Fidelity Equity-Income Portfolio....................................      43,347    1,038,651
Fidelity High Income Portfolio......................................      93,626    1,102,649
Fidelity Investment Grade Bond Portfolio............................     455,038    5,503,930
Janus Aspen Series Worldwide Growth Portfolio.......................      97,157    2,303,362
MFS Emerging Growth Series..........................................      47,815      773,225
MFS Total Return Series.............................................       3,520       60,248
OCC Equity Portfolio................................................       3,821      137,986
OCC Managed Portfolio...............................................      16,904      689,640
OCC Small Cap Portfolio.............................................      54,458    1,416,202
Templeton International Fund - Class 1..............................      62,614    1,331,513
---------------------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

    Total purchases and sales of shares of each mutual fund for the year ended December 31, 1998 amounted to:

-------------------------------------------------------------------------------------------
Sub-Account                                                           Purchases     Sales
-------------------------------------------------------------------------------------------
Alger American Growth Portfolio.....................................  $  461,416  $  92,998
Alger American MidCap Growth Portfolio..............................     266,163     68,162
Alger American Small Capitalization Portfolio.......................     544,147     40,293
CIGNA Variable Products Money Market Fund...........................   9,192,317  9,050,804
CIGNA Variable Products S&P 500 Index Fund..........................  11,309,560  1,915,663
Fidelity Equity-Income Portfolio....................................   1,052,375    170,060
Fidelity High Income Portfolio......................................     882,854     58,007
Fidelity Investment Grade Bond Portfolio............................   1,425,205    724,656
Janus Aspen Series Short-Term Bond Portfolio*.......................       8,052      8,095
Janus Aspen Series Worldwide Growth Portfolio.......................   1,192,451    486,038
MFS Emerging Growth Series..........................................   1,084,519    581,180
MFS Total Return Series.............................................      67,504     10,637
OCC Equity Portfolio................................................     134,932     42,455
OCC Managed Portfolio...............................................     529,169    147,893
OCC Small Cap Portfolio.............................................     326,456    224,668
Templeton International Fund - Class 1..............................     904,336    158,511
-------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

4. CHARGES AND DEDUCTIONS
    For all contracts sold after April 30, 1998, CG Life charges each variable sub-account for mortality and expense risks the daily equivalent of .70%, on an annual basis, of the current value of each sub-account's assets during the first fifteen policy years and .25% thereafter. All contracts sold before May 1, 1998 have an annual fee for mortality and expense risks of .85% per year during the first ten policy years, .45% per year during the eleventh through fifteenth policy years and .15% thereafter.

    For all contracts sold after April 30, 1998, CG Life charges each variable sub-account for administrative costs, a daily deduction currently equivalent to
 .10% per year during the first fifteen policy years only. For all contracts sold before May 1, 1998, CG Life charges administrative costs at the rate of .10% per year for the first ten policy years only.

    Both the mortality and expense risk charge and the administrative fee deductions are also assessed against amounts held in the fixed account, if any. The fixed account is part of the general account of CG Life and is not included in these financial statements.

                 (This page has been left blank intentionally.)

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)

    The fees charged by CG Life for mortality and expense risks and administrative fees from variable sub-accounts for the year ended December 31, 1998 amounted to:

-----------------------------------------------------------------------------------------------
                                                                       Mortality
                                                                          and      Asset Based
                                                                        Expense   Administrative
Sub-Account                                                            Risk Fees      Fees
-----------------------------------------------------------------------------------------------
Alger American Growth Portfolio......................................  $   2,083    $     245
Alger American MidCap Growth Portfolio...............................      1,374          162
Alger American Small Capitalization Portfolio........................      2,702          334
CIGNA Variable Products Money Market Fund............................      6,652          794
CIGNA Variable Products S&P 500 Index Fund...........................    170,096       20,042
Fidelity Equity-Income Portfolio.....................................      6,336          745
Fidelity High Income Portfolio.......................................      4,491          529
Fidelity Investment Grade Bond Portfolio.............................     46,895        5,550
Janus Aspen Series Short-Term Bond Portfolio*........................         12            1
Janus Aspen Series Worldwide Growth Portfolio........................     21,312        2,520
MFS Emerging Growth Series...........................................      5,435          639
MFS Total Return Series..............................................        223           26
OCC Equity Portfolio.................................................        891          105
OCC Managed Portfolio................................................      4,855          571
OCC Small Cap Portfolio..............................................     11,833        1,392
Templeton International Fund - Class 1...............................      8,679        1,030
-----------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

    CG Life charges a one-time policy issue fee of $175 from the accumulation value for a portion of CG Life's administrative expenses for all contracts sold after April 30, 1998 and $250 for all contracts sold before May 1, 1998. Policy issue fees, which are deducted from the initial premium payment, amounted to $221,450, all of which were deducted from the CIGNA Variable Products Money Market Fund.

    For all contracts sold after April 30, 1998, CG Life deducts a premium load of 6.5% of each premium payment to cover sales loads, state taxes and Federal income tax liabilities. An additional 45% on premium payments up to target premium specified in the policy will be deducted in the first policy year and an additional 12% of premium payments up to target premium will be deducted in policy years two through ten. In the event that the specified amount under the policy is increased, other than a change in the death benefit option, an additional 25% premium load on premium payments up to the increase in the target premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments are attributable to the increase in specified amount rather than to the previously existing specified amount.

    For all contracts sold before May 1, 1998, CG Life deducts a premium load of 6.5% of each premium payment to cover sales loads, state taxes and Federal income tax liabilities. An additional 40% on premium payments, up to one guideline annual premium, as defined in the Account's prospectus, will be deducted in the first policy year. In the event that the specified amount under the policy is increased, other than a change in the death benefit option, an additional 25% premium load on premium payments up to the increase in the guideline annual premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments are attributable to the increase in specified amount rather than to the previously existing specified amount.

                 (This page has been left blank intentionally.)

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)

    CG Life charges a monthly administrative fee of $8 per month. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, years since issue, risk class (in accordance with state law) of the insured and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

    CG Life charges a $25 transaction fee for each transfer between funding options in excess of four during the policy year. No transaction fee charges were paid to CG Life for the year ended December 31, 1998.

    Fees charged by CG Life for premium loads are deducted from premium payments. Administrative fees and the amount deducted for the cost of insurance are included in participant withdrawals. Premium loads, net of refunds, administrative fees and costs of insurance, by variable sub-account, for the year ended December 31, 1998, amounted to:

-------------------------------------------------------------------------------------------------
                                                            Premium
                                                          Loads, net                   Costs of
                                                              of       Administrative  Insurance
Sub-Account                                                 Refunds        Fees        Deduction
-------------------------------------------------------------------------------------------------
Alger American Growth Portfolio.........................   $  67,042     $   2,505     $  36,575
Alger American MidCap Growth Portfolio..................      17,119         1,208        12,068
Alger American Small Capitalization Portfolio...........      22,663         2,897        25,097
CIGNA Variable Products Money Market Fund...............   2,965,205         5,817       251,740
CIGNA Variable Products S&P 500 Index Fund..............     571,707        33,462       473,457
Fidelity Equity-Income Portfolio........................      95,805         9,121        70,128
Fidelity High Income Portfolio..........................      28,917         1,751        32,199
Fidelity Investment Grade Bond Portfolio................      37,989         8,454        93,498
Janus Aspen Series Short-Term Bond Portfolio*...........         391            13           180
Janus Aspen Series Worldwide Growth Portfolio...........      89,836         6,116        87,644
MFS Emerging Growth Series..............................      41,098         5,273        52,047
MFS Total Return Series.................................       3,265           280         4,994
OCC Equity Portfolio....................................      10,581         1,620        22,975
OCC Managed Portfolio...................................      93,545         3,178        32,486
OCC Small Cap Portfolio.................................      14,067         1,015        15,872
Templeton International Fund - Class 1..................      66,157         6,068        43,649
-------------------------------------------------------------------------------------------------

* For the period January 29, 1998, date deposits first received, to September 15, 1998, the date the sub-account was no longer offered.

    For policies issued after April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be paid equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during the months 25 through 36, the credit will equal 33% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

4. CHARGES AND DEDUCTIONS (CONTINUED)
    For policies issued between May 1, 1997 and April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be paid equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

    For policies issued before May 1, 1997, CG Life will refund 60% of all premium loads previously deducted if a policy is fully surrendered during the first 12 months after issue. If a policy is fully surrendered during the months 13 through 24 after issue, the refund will equal 30% of all premium loads previously deducted.

    Premium load refunds for the year ended December 31, 1998 amounted to $58,750.

    For partial surrenders, a transaction charge of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken, unless the policy owner and CG Life agree otherwise.

    Partial surrender transaction charges paid to CG Life attributable to the variable sub-accounts for the year ended December 31, 1998 were not significant.

5. DISTRIBUTION OF NET INCOME
    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

6. DIVERSIFICATION REQUIREMENTS
    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations and that the Account therefore satisfies the requirements of the regulations, and that the Account will continue to meet such requirements.

APPENDIX 1

ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance, assuming in separate illustrations both our current charges and our guaranteed charges under the Policies (guaranteed charges only for Policies with the joint and survivorship benefit). The illustrations illustrate how accumulation values, surrender values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the accumulation values, surrender values and death benefits may be different. The illustrations also assume there are no Policy loans, no additional premium payments are made other than shown, no accumulation values are allocated to the Fixed Account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the accumulation value, surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks and for administrative expenses. The administrative expense charge is currently at an annual effective rate of 0.10% of the daily net asset value of the Variable Account during the first fifteen policy years, and is guaranteed not to exceed 0.30% per year. The current mortality and expense risk charges are equivalent to an annual effective rate of:



       - .70% of the daily net asset value of the Variable Account in years one through fifteen,



       -   .25% of the daily net assets of the Variable Account thereafter.



The mortality and expense risk charge is guaranteed not to exceed an annual effective rate of 0.90%. In addition, the net investment returns also reflect the deduction of fund investment advisory fees and other expenses. These advisory fees and other expenses will vary depending on which funding vehicle is chosen but are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.71% of the daily net asset value of the Variable Account.


Assuming current charges for administration and mortality and expense risks, gross annual rate of 0%, 6%, and 12% correspond to net experience at constant annual rates of:


       -   -1.51%, 4.49% and 10.49% during the first fifteen policy years, and



       -   constant annual rates of -0.96%, 5.04% and 11.04% thereafter.


Assuming guaranteed charges for administration and mortality and expense risks, gross annual rates of 0%, 6% and 12% correspond to net experience at constant annual rates of


       -   -1.91%, 4.09% and 10.09% in all policy years.


The illustrations also reflect the fact that we make monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies that are issued as guaranteed issue. Medically underwritten Policies issued on a standard or substandard basis would result in different accumulation values and death benefits than those illustrated. The values shown for Policies with the joint and survivorship benefit are on a medically underwritten, standard basis.

The illustrations also reflect the fact that we deduct a premium charge from each premium payment. Current and guaranteed values reflect a deduction of:


       -   6.5% of each premium payment, plus

       -   45% of the first year's premium payments up to target premium, plus



       - 12% of the 2nd through 10th years' premium payments up to target premium.


The surrender values shown in the illustrations reflect the fact that we:


       - refund a portion of the sales charge for any Policy surrendered in the first three years;



       - deduct an $8 monthly administrative charge at the beginning of each policy month, and



       -   deduct an initial $175 policy issue charge.


Upon request, we will furnish a comparable illustration based on the proposed Insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,628      1,743       1,858      3,996      4,111       4,227
   2        10,117     500,000    500,000     500,000      4,874      5,311       5,762      6,428      6,865       7,317
   3        15,558     500,000    500,000     500,000      7,932      8,897       9,930      9,215     10,180      11,213
   4        21,270     500,000    500,000     500,000     10,836     12,532      14,422     10,836     12,532      14,422
   5        27,269     500,000    500,000     500,000     13,603     16,238      19,291     13,603     16,238      19,291
   6        33,567     500,000    500,000     500,000     16,246     20,027      24,589     16,246     20,027      24,589
   7        40,181     500,000    500,000     500,000     18,771     23,910      30,369     18,771     23,910      30,369
   8        47,125     500,000    500,000     500,000     21,178     27,888      36,680     21,178     27,888      36,680
   9        54,416     500,000    500,000     500,000     23,455     31,955      43,569     23,455     31,955      43,569
  10        62,072     500,000    500,000     500,000     25,581     36,092      51,076     25,581     36,092      51,076
  15       106,490     500,000    500,000     500,000     35,518     59,988     103,277     35,518     59,988     103,277
  20       163,180     500,000    500,000     500,000     38,537     84,562     187,840     38,537     84,562     187,840
  25       235,533     500,000    500,000     500,000     33,373    109,053     330,375     33,373    109,053     330,375
  30       327,876     500,000    500,000     614,919     12,776    128,031     579,657     12,776    128,031     579,657



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and administrative expense charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES



                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED             IN YEARS 1-15                       IN YEARS 1-15                       IN YEARS 1-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR           IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1         4,935     500,000    500,000       500,000        472        549           628      2,841      2,918         2,997
   2        10,117     500,000    500,000       500,000      2,860      2,879         3,182      4,143      4,434         4,737
   3        15,558     500,000    500,000       500,000      4,539      5,178         5,865      4,539      6,461         7,148
   4        21,270     500,000    500,000       500,000      6,309      7,422         8,667      6,309      7,422         8,667
   5        27,269     500,000    500,000       500,000      7,896      9,607        11,601      7,896      9,607        11,601

   6        33,567     500,000    500,000       500,000      9,289     11,718        14,665      9,289     11,718        14,665
   7        40,181     500,000    500,000       500,000     10,459     13,716        17,841     10,459     13,716        17,841
   8        47,125     500,000    500,000       500,000     11,386     15,573        21,117     11,386     15,573        21,117
   9        54,416     500,000    500,000       500,000     12,039     17,251        24,473     12,039     17,251        24,473
  10        62,072     500,000    500,000       500,000     12,384     18,703        27,882     12,384     18,703        27,882

  15       106,490     500,000    500,000       500,000     11,573     24,679        49,168     11,573     24,679        49,168
  20       163,180           0    500,000       500,000          0     17,743        69,752          0     17,743        69,752
  25       235,533           0          0       500,000          0          0        79,032          0          0        79,032
  30       327,876           0          0       500,000          0          0        51,106          0          0        51,106



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NONSMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------
   1         4,935     500,000    500,000     500,000      1,628      1,743       1,858      3,996      4,111       4,227
   2        10,117     500,000    500,000     500,000      4,874      5,311       5,762      6,428      6,865       7,317
   3        15,558     500,000    500,000     500,000      7,932      8,897       9,930      9,215     10,180      11,213
   4        21,270     500,000    500,000     500,000     10,836     12,532      14,422     10,836     12,532      14,422
   5        27,269     500,000    500,000     500,000     13,603     16,238      19,291     13,603     16,328      19,291

   6        33,567     500,000    500,000     500,000     16,246     20,027      24,589     16,246     20,027      24,589
   7        40,181     500,000    500,000     500,000     18,771     23,910      30,369     18,771     23,910      30,369
   8        47,125     500,000    500,000     500,000     21,178     27,888      36,680     21,178     27,888      36,680
   9        54,416     500,000    500,000     500,000     23,455     31,955      43,569     23,455     31,955      43,569
  10        62,072     500,000    500,000     500,000     25,581     36,092      51,076     25,581     36,092      51,076

  15       106,490     500,000    500,000     500,000     35,518     59,988     103,277     35,518     59,988     103,277
  20       163,180     500,000    500,000     500,000     38,537     84,562     187,840     38,537     84,562     187,840
  25       235,533     500,000    500,000     527,088     33,373    109,053     330,258     33,373    109,053     330,258
  30       327,876     500,000    500,000     807,953     12,776    128,031     563,722     12,776    128,031     563,722



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    NON SMOKER    ISSUE AGE 45
                                  $4,935 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         4,935     500,000    500,000     500,000        472        549         628      2,841      2,918       2,997
   2        10,117     500,000    500,000     500,000      2,860      2,879       3,182      4,143      4,434       4,737
   3        15,558     500,000    500,000     500,000      4,539      5,178       5,865      5,822      6,461       7,148
   4        21,270     500,000    500,000     500,000      6,309      7,422       8,667      6,309      7,422       8,667
   5        27,269     500,000    500,000     500,000      7,896      9,607      11,601      7,896      9,607      11,601

   6        33,567     500,000    500,000     500,000      9,289     11,718      14,665      9,289     11,718      14,665
   7        40,181     500,000    500,000     500,000     10,459     13,716      17,841     10,459     13,716      17,841
   8        47,125     500,000    500,000     500,000     11,386     15,573      21,117     11,386     15,573      21,117
   9        54,416     500,000    500,000     500,000     12,039     17,251      24,473     12,039     17,251      24,473
  10        62,072     500,000    500,000     500,000     12,384     18,703      27,882     12,384     18,703      27,882

  15       106,490     500,000    500,000     500,000     11,573     24,679      49,168     11,573     24,679      49,168
  20       163,180           0    500,000     500,000          0     17,743      69,752          0     17,743      69,752
  25       235,533           0          0     500,000          0          0      79,032          0          0      79,032
  30       327,876           0          0     500,000          0          0      51,106          0          0      51,106



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- CURRENT CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,727      1,850       1,973      4,249      4,372       4,494
   2        10,771     500,000    500,000     500,000      5,158      5,623       6,102      6,813      7,278       7,757
   3        16,563     500,000    500,000     500,000      8,381      9,404      10,501      9,747     10,770      11,867
   4        22,645     500,000    500,000     500,000     11,434     13,231      15,234     11,434     13,231      15,234
   5        29,032     500,000    500,000     500,000     14,336     17,125      20,358     14,336     17,125      20,358

   6        35,737     500,000    500,000     500,000     17,101     21,100      25,927     17,101     21,100      25,927
   7        42,778     500,000    500,000     500,000     19,738     25,169      31,999     19,738     25,169      31,999
   8        50,171     500,000    500,000     500,000     22,245     29,332      38,624     22,245     29,332      38,624
   9        57,934     500,000    500,000     500,000     24,610     33,582      45,851     24,610     33,582      45,851
  10        66,084     500,000    500,000     500,000     26,810     37,898      53,723     26,810     37,898      53,723

  15       113,374     500,000    500,000     500,000     36,938     62,707     108,385     36,938     62,707     108,385
  20       173,729     500,000    500,000     500,000     39,313     87,706     196,774     39,313     87,706     196,774
  25       250,758     500,000    500,000     500,000     32,363    111,824     346,225     32,363    111,824     346,225
  30       349,070     500,000    500,000     645,485      8,129    129,052     608,461      8,129    129,052     608,461



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000         86        155         226      2,607      2,676       2,747
   2        10,771     500,000    500,000     500,000      1,877      2,133       2,401      3,532      3,788       4,056
   3        16,563     500,000    500,000     500,000      3,461      4,015       4,614      4,827      5,381       5,980
   4        22,645     500,000    500,000     500,000      4,837      5,792       6,865      4,837      5,792       6,865
   5        29,032     500,000    500,000     500,000      5,979      7,430       9,130      5,979      7,430       9,130

   6        35,737     500,000    500,000     500,000      6,876      8,910      11,394      6,876      8,910      11,394
   7        42,778     500,000    500,000     500,000      7,498     10,188      13,627      7,498     10,188      13,627
   8        50,171     500,000    500,000     500,000      7,821     11,229      15,794      7,821     11,229      15,794
   9        57,934     500,000    500,000     500,000      7,803     11,976      17,847      7,803     11,976      17,847
  10        66,084     500,000    500,000     500,000      7,411     12,375      19,735      7,411     12,375      19,735

  15       113,374     500,000    500,000     500,000      2,112     11,262      29,486      2,112     11,262      29,486
  20       173,729           0          0     500,000          0          0      27,746          0          0      27,746
  25       250,758           0          0           0          0          0           0          0          0           0
  30       349,070           0          0           0          0          0           0          0          0           0



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- CURRENT CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%      -1.51%     4.49%      10.49%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%      -0.96%     5.04%      11.04%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000      1,727      1,850       1,973      4,249      4,372       4,494
   2        10,771     500,000    500,000     500,000      5,158      5,623       6,102      6,813      7,278       7,757
   3        16,563     500,000    500,000     500,000      8,381      9,404      10,501      9,747     10,770      11,867
   4        22,645     500,000    500,000     500,000     11,434     13,231      15,234     11,434     13,231      15,234
   5        29,032     500,000    500,000     500,000     14,336     17,125      20,358     14,336     17,125      20,358

   6        35,737     500,000    500,000     500,000     17,101     21,100      25,927     17,101     21,100      25,927
   7        42,778     500,000    500,000     500,000     19,738     25,169      31,999     19,738     25,169      31,999
   8        50,171     500,000    500,000     500,000     22,245     29,332      38,624     22,245     29,332      38,624
   9        57,934     500,000    500,000     500,000     24,610     33,582      45,851     24,610     33,582      45,851
  10        66,084     500,000    500,000     500,000     26,810     37,898      53,723     26,810     37,898      53,723

  15       113,374     500,000    500,000     500,000     36,938     62,707     108,385     36,938     62,707     108,385
  20       173,729     500,000    500,000     500,000     39,313     87,706     196,774     39,313     87,706     196,774
  25       250,758     500,000    500,000     543,827     32,363    111,824     345,901     32,363    111,824     345,901
  30       349,070     500,000    500,000     836,666      8,129    129,052     588,857      8,129    129,052     588,857



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current Cost of Insurance rates are assumed. Current mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of current administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  UNISEX    UNISMOKER*    ISSUE AGE 45
                                  (*BLENDED SMOKER/NON-SMOKER RATES)
                                  $5,254 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES



                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
         ACCUMULATED            IN YEARS 1-15                     IN YEARS 1-15                     IN YEARS 1-15
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%      -1.91%     4.09%      10.09%
 YEAR     PER YEAR          IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER             IN YEARS 16 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         5,254     500,000    500,000     500,000         86        155         226      2,607      2,676       2,747
   2        10,117     500,000    500,000     500,000      1,877      2,133       2,401      3,532      3,788       4,056
   3        16,563     500,000    500,000     500,000      3,461      4,015       4,614      4,827      5,381       5,980
   4        22,645     500,000    500,000     500,000      4,837      5,792       6,865      4,837      5,792       6,865
   5        29,032     500,000    500,000     500,000      5,979      7,430       9,130      5,979      7,430       9,130

   6        35,737     500,000    500,000     500,000      6,876      8,910      11,394      6,876      8,910      11,394
   7        42,778     500,000    500,000     500,000      7,498     10,188      13,627      7,498     10,188      13,627
   8        50,171     500,000    500,000     500,000      7,821     11,229      15,794      7,821     11,229      15,794
   9        57,934     500,000    500,000     500,000      7,803     11,976      17,847      7,803     11,976      17,847
  10        66,084     500,000    500,000     500,000      7,411     12,375      19,735      7,411     12,375      19,735

  15       113,374     500,000    500,000     500,000      2,112     11,262      29,486      2,112     11,262      29,486
  20       173,729           0          0     500,000          0          0      27,746          0          0      27,746
  25       250,758           0          0           0          0          0           0          0          0           0
  30       349,070           0          0           0          0          0           0          0          0           0



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense charges and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  WITH JOINT AND SURVIVORSHIP RIDER
                                  SEX-DISTINCT NONSMOKER ISSUE AGES 55 (MALE),
                                  52 (FEMALE)
                                  $548,000 ANNUAL PREMIUM FOR SEVEN YEARS
                                  FACE AMOUNT $20,000,000
                                  DEATH BENEFIT OPTION B
                                  GUIDELINE TEST -- GUARANTEED CHARGES



                          DEATH BENEFIT (IN MILLIONS)          TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED             IN YEARS 1-15                       IN YEARS 1-15                       IN YEARS 1-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR           IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1       548,000          20         20            20     360,624    382,707       404,790    520,775    542,858       564,941
   2     1,123,400          20         20            20     816,228    889,218       964,861    923,685    996,675     1,072,318
   3     1,727,570          20         20            20    1,261,121  1,414,393    1,579,349   1,351,013  1,504,285    1,669,247
   4     2,361,949          20         20            20    1,695,136  1,958,640    2,253,416   1,695,136  1,958,640    2,253,416
   5     3,028,046          20         20            20    2,118,066  2,522,363    2,992,750   2,118,066  2,522,363    2,992,750

   6     3,727,448          20         20            20    2,529,670  3,105,974    3,803,650   2,529,670  3,105,974    3,803,650
   7     4,461,821          20         20            20    2,929,697  3,709,922    4,693,133   2,929,697  3,709,922    4,693,133
   8     4,684,912          20         20            20    2,852,189  3,840,535    5,146,392   2,852,189  3,840,535    5,146,392
   9     4,919,157          20         20            20    2,770,202  3,970,990    5,640,700   2,770,202  3,970,990    5,640,700
  10     5,165,115          20         20            20    2,682,494  4,100,164    6,179,530   2,682,494  4,100,164    6,179,530

  15     6,592,141          20         20            20    2,089,843  4,662,902    9,687,272   2,089,843  4,662,902    9,687,272
  20     8,413,428          20         20            20     958,578   4,817,379   15,159,234    958,578   4,817,37?   15,159,234
  25     10,737,903          0         20       25.4160           0   3,714,048   24,205,712          0   3,714,048   24,205,712
  30     13,704,588          0          0       40.5385           0          0    38,608,132          0          0    38,608,132



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  WITH JOINT AND SURVIVORSHIP RIDER
                                  SEX-DISTINCT NONSMOKER ISSUE AGES 55 (MALE),
                                  52 (FEMALE)
                                  $548,000 ANNUAL PREMIUM FOR SEVEN YEARS
                                  FACE AMOUNT $20,000,000
                                  DEATH BENEFIT OPTION B
                                  CASH VALUE TEST -- GUARANTEED CHARGES



                          DEATH BENEFIT (IN MILLIONS)          TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
         ACCUMULATED             IN YEARS 1-15                       IN YEARS 1-15                       IN YEARS 1-15
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%       -1.91%     4.09%       10.09%
 YEAR     PER YEAR           IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER               IN YEARS 16 AND AFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------
   1       548,000          20         20            20     360,624    382,707       404,790    520,775    542,858       564,941
   2     1,123,400          20         20            20     816,229    889,218       964,861    923,685    996,675     1,072,318
   3     1,727,570          20         20            20    1,261,121  1,414,393    1,579,349   1,351,013  1,504,285    1,669,241
   4     2,361,947          20         20            20    1,695,136  1,958,640    2,253,415   1,695,136  1,958,640    2,253,415
   5     3,025,046          20         20            20    2,118,066  2,522,363    2,992,750   2,118,066  2,522,363    2,992,750

   6     3,727,448          20         20            20    2,529,670  3,105,974    3,803,650   2,529,670  3,105,974    3,803,650
   7     4,461,821          20         20            20    2,929,697  3,709,922    4,693,133   2,929,697  3,709,922    4,693,133
   8     4,684,912          20         20            20    2,852,189  3,840,535    5,146,392   2,852,189  3,840,535    5,146,392
   9     4,919,157          20         20            20    2,770,202  3,970,990    5,640,700   2,770,202  3,970,990    5,640,700
  10     5,165,115          20         20            20    2,682,494  4,100,164    6,179,530   2,682,494  4,100,164    6,179,530

  15     6,592,141          20         20            20    2,089,843  4,662,902    9,687,272   2,089,843  4,662,902    9,687,272
  20     8,413,428          20         20       24.6319     958,578   4,817,379   15,022,373    958,578   4,817,379   15,022,373
  25     10,731,905          0         20       32.5536           0   3,714,048   22,685,754          0   3,714,048   22,685,754
  30     13,704,588          0          0       42.8786           0          0    33,176,206          0          0    33,176,206



                                  If premiums are paid more frequently than annually, the death benefits, accumulation values and surrender values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Guaranteed Cost of Insurance rates are assumed. Guaranteed mortality and expense risk charges, administrative fees and premium charges are assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including your allocations and the funds' rates of return. Accumulation values and surrender values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed administrative expense and mortality and expense risk charges and (2) assumed fund total expenses of 0.71% per year. See "Expense Data" at pages 6-7 of this prospectus.

                        FEES AND CHARGES REPRESENTATION

    The Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 8 to this registration statement comprises the following papers and documents:



       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       Two prospectuses, consisting of 85 and 84 pages, respectively; The Fees and Charges Representation;
       The undertaking to file reports;
       The signatures and Power of Attorney;
       Opinion and consent of Mark A. Parsons, Esq.;
       Opinion and consent of Michelle L. Kunzman, FSA, MAAA
       Consent of PricewaterhouseCoopers LLP, Independent Accountants



Exhibit 1. Principal Underwriting Agreement between
           Connecticut General Life Insurance Company and
           CIGNA Financial Services, Inc. dated as of
           December 1, 1997.****
Exhibit 2. Fund Participation Agreements
           Agreements between Connecticut General Life
           Insurance Company and
           (a) Alger American Fund
           Incorporated by reference to Post-Effective
           Amendment No. 2 to Registration Statement on Form
               S-6 (File No. 33-84426) filed by CG Variable
               Life Insurance Separate Account I on April 19,
               1996.
           (b) Fidelity Variable Products Fund*
           (c) Fidelity Variable Products Fund II*
           (d) MFS Variable Insurance Trust*
           (e) OCC Accumulation Trust*
           (f) Templeton Variable Product Series Fund*
           (g) CIGNA Variable Products Group**
           (h) Janus Aspen Series Trust***
           (i) BT Insurance Funds Trust*****
Exhibit 3. Form LN621 -- Flexible Premium Variable Life
           Insurance Policy (previously filed)
Exhibit    Form LR485 -- Joint and Survivorship Benefit Rider
3.1.
           * -- Incorporated by reference to Post-Amendment
           No. 1 to Registration Statement on Form S-6 (File
                No. 33-89238) filed by CG Variable Life
                Insurance Separate Account II on April 19,
                1996.
           ** -- Incorporated by reference to Post-Effective
           Amendment No. 1 to this Registration Statement
                 filed on April 22, 1997.
           *** -- Incorporated by reference to Post-Effective
           Amendment No. 2 to this Registration Statement
                  filed on October 31, 1997.
           **** -- Incorporated by reference to
           Post-Effective Amendment No. 3 to this
           Registration Statement filed on December 29, 1997.
           ***** -- Incorporated by reference to
           Post-Effective Amendment No. 6 to this
           Registration Statement filed on April 22, 1998.
Exhibit 4. Certificate of Amendment of Certificate of
           Incorporation of Connecticut General Life
           Insurance Company, as filed March 23, 1999.
Exhibit 5. Certificate of By-laws of Connecticut General Life
           Insurance Company as amended July 30, 1998.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form S-6 (File No. 333-01741) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 20th day of April, 1999.



      CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
       (REGISTRANT)



       By /s/ John Wilkinson


       --------------------------------------------------
        John Wilkinson
        Vice President
        Connecticut General Life Insurance Company


      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
       (DEPOSITOR)


       By /s/ John Wilkinson


       --------------------------------------------------
        John Wilkinson
        Vice President

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to this Registration Statement (File No. 333-01741) has been signed below on April 20, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                      SIGNATURE                                        TITLE
------------------------------------------------------  ------------------------------------

                         /s/                    *
     -------------------------------------------        President and Director
                   Thomas C. Jones                       (Principal Executive Officer)

                         /s/ JOHN WILKINSON
     -------------------------------------------        Vice President and Actuary
                    John Wilkinson                       (Principal Financial Officer)

                         /s/                    *
     -------------------------------------------        Assistant Vice President
                   Robert E. Wahlam                      (Principal Accounting Officer)

                         /s/                    *
     -------------------------------------------        Director
                   Harold W. Albert

                         /s/                    *
     -------------------------------------------        Director
                  Robert W. Burgess

                         /s/                    *
     -------------------------------------------        Director
                 Joseph M. Fitzgerald

                         /s/                    *
     -------------------------------------------        Director
                    Carol M. Olsen

                         /s/                    *
     -------------------------------------------        Director
                     John E. Pacy

                         /s/                    *
     -------------------------------------------        Director
                  Marc L. Preminger

                         /s/                    *
     -------------------------------------------        Director
                 Patricia L. Rowland

                         /s/                    *
     -------------------------------------------        Director
               W. Allen Schaffer, M.D.

                      SIGNATURE                                        TITLE
------------------------------------------------------  ------------------------------------
          By             /s/ JOHN WILKINSON
     -------------------------------------------
                    John Wilkinson
                   ATTORNEY-IN-FACT
            (A Majority of the Directors)

                               POWER OF ATTORNEY

    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint John Wilkinson and Mark A. Parsons, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-01741 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.


    WITNESS our hands and common seal on this 12th day of January, 1999.


             SIGNATURE                         TITLE
-----------------------------------  -------------------------

       /S/ ROBERT E. WAHLMAN
-----------------------------------  Vice President (Principal
         Robert E. Wahlman            Accounting Officer)

MARK A. PARSONS
CHIEF COUNSEL                           [LOGO]

                                                            Legal Department,
                                                            S-215
                                                            Hartford, CT
                                                            06152-2215
                                                            Telephone: (860)
                                                            726-7673
                                                            Facsimile: (860)
                                                            726-8885


April 20, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    CG Corporate Insurance Variable Life Separate Account 02
       Connecticut General Life Insurance Company

       Post-Effective Amendment Number 8, Form S-6: 333-01741


Dear Sirs:

As Chief Counsel of CIGNA Retirement and Investment Services Division of the CIGNA Companies, I am familiar with the action of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing the Account and its method of operation and authorizing the filing of a Registration Statement under the Securities Act of 1933, (and amendments thereto) for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.


In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate. Based on such review, I am of the opinion that the variable life insurance policies (and interests therein) which are the subject of Post-Effective Amendment No. 8 to said Registration Statement under the Securities Act of 1933 for the Account, will, when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.



I further consent to the use of this opinion as an Exhibit to Post-Effective Amendment No. 8 to said Registration Statement and to the reference to me under the heading Experts in said Registration, as amended.


Very truly yours,

/s/ Mark A. Parsons
Chief Counsel

MICHELLE L. KUNZMAN, FSA, MAAA
ASSISTANT VICE PRESIDENT                [LOGO]
EXECUTIVE BENEFITS

                                                            Corporate Insurance,
                                                            H14A
                                                            Hartford, CT 06104
                                                            Telephone: (860)
                                                            534-4134
                                                            Facsimile: (860)
                                                            534-4190


April 20, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    CG Corporate Insurance Variable Life Separate Account 02
       Connecticut General Life Insurance Company

       Post-Effective Amendment Number 8, Form S-6: 333-01741


Dear Sirs:


This opinion is furnished in connection with Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 filed by Connecticut General Life Insurance Company under the Securities Act of 1933 recorded as File No. 333-01741. The prospectus included in said Post-Effective Amendment describes flexible premium variable universal life policies (the "Policies"). The prospectus also includes information on making the individual Policy available on a joint and survivorship basis by way of a rider. The forms of Policies and rider were prepared under my direction and I am familiar with the Registration Statement, as amended, and Exhibits thereto.


In my opinion, the illustrations of benefits under the Policies, both with and without use of the Joint and Survivorship rider, included in the Section entitled "Illustrations" in the prospectus, based on assumptions stated in the illustrations, are consistent with the provisions of the respective forms of the Policies. The ages selected in the illustrations are representative of the manner in which the Policies operate.

I hereby consent to this use of the opinion as an exhibit to the Registration Statement and to the reference to me under the heading "Experts" in the prospectus.

Very truly yours,

Michelle L. Kunzman, FSA, MAAA
Assistant Vice President

                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 8 on Form S-6 of our reports dated February 9, 1999 and February 19, 1999, relating to the consolidated financial statements of Connecticut General Life Insurance Company and the CG Corporate Insurance Variable Life Separate Account 02, respectively, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
April 20, 1999